                               TABLE OF CONTENTS

Letter to Shareholders...........................  1
Performance Results..............................  3
Performance in Perspective.......................  4
Glossary of Terms................................  5
Portfolio Management Review......................  6
Portfolio Highlights............................. 10
Portfolio of Investments......................... 11
Statement of Assets and Liabilities.............. 22
Statement of Operations.......................... 23
Statement of Changes in Net Assets............... 24
Financial Highlights............................. 25
Notes to Financial Statements.................... 28
Report of Independent Accountants................ 39

HYF  ANR 5/99

                             LETTER TO SHAREHOLDERS

April 20, 1999

Dear Shareholder,
    The past decade has been a remarkable time for investors. Together we've witnessed one of the greatest bull markets in investment history, unprecedented growth in mutual fund investing, and a surge in personal retirement planning. The coming millennium promises to hold even more opportunities.
    To lead us into this new era of investing, Richard F. Powers III has joined Van Kampen as Chairman and Chief Executive Officer. He comes to us from our parent company, Morgan Stanley Dean Witter & Co., where he served as Executive Vice President and Director of Marketing. He brings 27 years of experience in the financial services industry, including an extensive background in product management, strategic planning, and brand development.
    Although former Chairman Don G. Powell retired on January 1, he will remain active in the industry and the community. Mr. Powell plans to continue his service as a member of the board of directors of the Investment Company Institute, the leading mutual fund industry association, and he will remain a trustee of your fund.

ECONOMIC OVERVIEW
    The U.S. economy continued to grow at a robust pace, despite financial problems abroad. In the fourth quarter, the nation's gross domestic product
(GDP) rose at an astounding 6.0 percent annual rate, surprising most economists, whose estimates had been much more conservative. GDP remained strong through the first quarter of 1999, posting a 4.5 percent annual growth rate. However, the economy began to show signs of slowing down early in 1999, as corporate profits and wage growth declined.
    A series of interest rate cuts by the Federal Reserve helped the U.S. economy avoid the economic slump that plagued many global markets. The Fed's
0.25 percent interest rate cut in September was followed by additional cuts in October and November. These rate cuts, coupled with a wave of corporate mergers and cost-cutting measures, lent the support needed to foster continued growth. In addition, the outlook for troubled areas such as Asia and Latin America improved significantly, and most experts agree that these economies are on the slow road to recovery.
    Despite the improvements abroad and record economic growth in the United States, inflation remained at bay as commodity prices tumbled. This low inflationary environment--only a 1.7 percent increase in the consumer price index over the past 12 months--contributed to the strong domestic economy and kept inflation-adjusted interest rates attractive. A low level of unemployment, vibrant consumer spending, and an active housing market also supported the positive economic conditions.

                                                            Continued on page  2

MARKET REVIEW

    Most areas of the bond market were quite active during the reporting period, with U.S. Treasury bonds experiencing the greatest price appreciation. Intense demand, decreasing supply, and a flight to quality that included investors around the globe pushed the 30-year Treasury bond to its lowest yield ever in October 1998.
    At the same time, investors shied away from lower-rated securities, causing the prices of high-yield bonds to plummet. This lack of demand for lower-rated bonds led to unusually high yields in the marketplace as investors required significant premiums in exchange for purchasing these out-of-favor securities. The difference in yields between U.S. Treasury bonds and high-yield bonds of comparable maturity widened to as much as 7.79 percent in mid-October. The high-yield market rebounded late in 1998 as investors saw that the economy was performing well and that the global financial crisis was on its way to recovery. The prices of most investment-grade bonds experienced similar, though much less dramatic, movement during this period. Investors' preference for quality also held true for international bonds, although there was some renewed interest in lower-rated foreign bonds in recent months.

OUTLOOK

    Our outlook for the domestic economy remains positive, although the pattern of reduced growth may continue into the second half of the year. We look for a slow but steady rise in inflation throughout 1999 to more normal, but certainly not alarming levels. Internationally, low interest rates and improving financial conditions should continue to support the economic improvements we've witnessed in Asia and Latin America.
     We believe the markets may still favor higher-quality securities such as large-company stocks and investment-grade bonds in the near term. In addition, we anticipate continued day-to-day volatility in the markets, although we probably won't see sustained high or low periods during the next six months.
     Additional details about your fund, including a question-and-answer section with your portfolio management team, are provided in this report. As always, we are pleased to have the opportunity to share with you the progress of your investment.


Sincerely,

[SIG]
Richard F. Powers III

Chairman

Van Kampen Investment Advisory Corp.

[SIG]
Dennis J. McDonnell

President
Van Kampen Investment Advisory Corp.

            PERFORMANCE RESULTS FOR THE PERIOD ENDED MARCH 31, 1999

                           VAN KAMPEN HIGH YIELD FUND

                                           A SHARES   B SHARES   C SHARES
 TOTAL RETURNS

Nine-month total return based on
NAV(1)...................................   (2.13%)    (2.71%)     (2.71%)
Nine-month total return(2)...............   (6.75%)    (6.36%)     (3.63%)
One-year total return(2).................   (6.49%)    (6.18%)     (3.50%)
Five-year average annual total
return(2)................................    6.66%      6.68%       6.86%
Ten-year average annual total
return(2)................................    7.38%        N/A         N/A
Life-of-Fund average annual total
return(2)................................    7.84%      6.95%       6.61%
Commencement date........................  06/27/86   05/17/93   08/13/93

 DISTRIBUTION RATE AND YIELD

Distribution rate(3).....................    8.86%      8.50%       8.51%
SEC Yield(4).............................    9.22%      8.90%       8.90%
N/A = Not Applicable

(1)Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (4.75% for A shares) or contingent deferred sales charge for early withdrawal (4% for B shares and 1% for C shares).

(2)Standardized total return. Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (A shares) or contingent deferred sales charge for early withdrawal (B and C shares).

(3)Distribution rate represents the monthly annualized distributions of the Fund at the end of the period and not the earnings of the Fund.

(4)SEC Yield is a standardized calculation prescribed by the Securities and Exchange Commission for determining the amount of net income a portfolio should theoretically generate for the 30-day period ending March 30, 1999. Had certain expenses of the Fund not been assumed Van Kampen, the SEC Yield would have been 9.12%, 8.80%, and 8.80% for Classes A, B and C, respectively, and the total returns would have been lower.

See the Fund Performance section of the current prospectus. Past performance does not guarantee future results. Investment return and net asset value will fluctuate with market conditions. Fund shares, when redeemed, may be worth more or less than their original cost.

Investing in high-yield, lower-rated securities involves certain risks, which may include the potential for greater sensitivity to general economic downturns and greater market price volatility.

Market forecasts provided in this report may not necessarily come to pass.

                 PUTTING YOUR FUND'S PERFORMANCE IN PERSPECTIVE

    As you evaluate your progress toward achieving your financial goals, it is important to track your investment performance at regular intervals. A comparison of your Fund's performance to an applicable benchmark can:

    - Illustrate the market environment in which your Fund is being managed.

    - Reflect the impact of favorable market trends or difficult market conditions.

    - Help you evaluate how your Fund's management team has responded to opportunities and challenges.

    The following graph compares your Fund's performance to that of the Credit Suisse First Boston High Yield Index over time. This index is a broad-based statistical composite that does not include any commissions that would be paid by an investor purchasing the securities it represents.

    GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
    Van Kampen High Yield Fund vs. Credit Suisse First Boston High Yield Index (March 31, 1989 through March 31, 1999)
[INVESTMENT PERFORMANCE GRAPH]
-------------------------------------
Fund's Total Return
1 Year Total Return      =    -6.49%
5 Year Avg. Annual       =     6.66%
10 Year Avg. Annual      =     7.38%
Inception Avg. Annual    =     7.84%
-------------------------------------

                                                                                            CREDIT SUISSE FIRST BOSTON HIGH YIELD
                                                            VAN KAMPEN HIGH YIELD FUND                      INDEX
                                                            --------------------------      -------------------------------------
Mar 1989                                                               9525                                 10000
                                                                       9432                                  9976
                                                                       9507                                 10213
                                                                       9647                                 10361
                                                                       9566                                 10383
                                                                       9574                                 10382
                                                                       9353                                 10147
                                                                       8950                                  9892
                                                                       8850                                  9112
                                                                       8615                                  9867
                                                                       8439                                  9520
                                                                       8235                                  9344
Mar 1990                                                               8357                                  9613
                                                                       8305                                  9653
                                                                       8421                                  9854
                                                                       8598                                 10164
                                                                       8785                                 10493
                                                                       8425                                 10008
                                                                       7999                                  9245
                                                                       7540                                  9012
                                                                       7637                                  9193
                                                                       7617                                  9238
                                                                       7689                                  9491
                                                                       8274                                 10309
Mar 1991                                                               8772                                 10948
                                                                       9100                                 11402
                                                                       9137                                 11459
                                                                       9305                                 11759
                                                                       9545                                 12157
                                                                       9737                                 12378
                                                                       9921                                 12659
                                                                      10212                                 13078
                                                                      10220                                 13182
                                                                      10292                                 13279
                                                                      10778                                 13820
                                                                      10972                                 14155
Mar 1992                                                              11025                                 14366
                                                                      11260                                 14379
                                                                      11362                                 14575
                                                                      11431                                 14719
                                                                      11627                                 14946
                                                                      11790                                 15152
                                                                      11931                                 15250
                                                                      11765                                 15092
                                                                      11921                                 15318
                                                                      12043                                 15491
                                                                      12361                                 15914
                                                                      12671                                 16229
Mar 1993                                                              12946                                 16572
                                                                      12964                                 16666
                                                                      13137                                 16910
                                                                      13498                                 17216
                                                                      13628                                 17395
                                                                      13562                                 17543
                                                                      13668                                 17642
                                                                      14028                                 17965
                                                                      14069                                 18192
                                                                      14177                                 18421
                                                                      14486                                 18749
                                                                      14575                                 18777
Mar 1994                                                              14067                                 18225
                                                                      13892                                 17981
                                                                      13856                                 18083
                                                                      13892                                 17962
                                                                      13798                                 18046
                                                                      13762                                 18176
                                                                      13769                                 18249
                                                                      13732                                 18262
                                                                      13576                                 18050
                                                                      13704                                 18241
                                                                      13826                                 18433
                                                                      14148                                 18886
Mar 1995                                                              14319                                 19100
                                                                      14662                                 19524
                                                                      15009                                 20074
                                                                      15073                                 20207
                                                                      15313                                 20520
                                                                      15378                                 20577
                                                                      15574                                 20814
                                                                      15755                                 21045
                                                                      15871                                 21144
                                                                      16105                                 21413
                                                                      16468                                 21819
                                                                      16527                                 21935
Mar 1996                                                              16484                                 21876
                                                                      16614                                 21994
                                                                      16709                                 22172
                                                                      16771                                 22221
                                                                      16868                                 22421
                                                                      17108                                 22665
                                                                      17476                                 23055
                                                                      17594                                 23249
                                                                      17927                                 23611
                                                                      18115                                 24072
                                                                      18286                                 24248
                                                                      18570                                 24703
Mar 1997                                                              18331                                 24427
                                                                      18449                                 24644
                                                                      18816                                 25140
                                                                      19051                                 25481
                                                                      19404                                 26022
                                                                      19448                                 26162
                                                                      19787                                 26680
                                                                      19673                                 26678
                                                                      19877                                 26867
                                                                      20103                                 27111
                                                                      20406                                 27572
                                                                      20548                                 27787
Mar 1998                                                              20774                                 27926
                                                                      20677                                 28136
                                                                      20877                                 28220
                                                                      20835                                 28279
                                                                      21046                                 28477
                                                                      19242                                 26544
                                                                      19093                                 26541
                                                                      18791                                 26013
                                                                      19942                                 27332
                                                                      19811                                 27269
                                                                      20009                                 27525
                                                                      20009                                 27467
Mar 1999                                                              20390                                 27717

The above chart reflects the performance of Class A shares of the Fund. The performance of Class A shares will differ from that of other share classes of the Fund because of the difference in sales charges and/or expenses paid by shareholders investing in the different share classes. The Fund's performance assumes reinvestment of all distributions, and includes payment of the maximum sales charge (4.75% for A shares).

While past performance is not indicative of future performance, the above information provides a broader vantage point from which to evaluate the discussion of the Fund's performance found in the following pages.

                               GLOSSARY OF TERMS

BOND: A debt security issued by a government or corporation that generally pays a bondholder a stated rate of interest and repays the principal at maturity date.

CREDIT RATING: An evaluation of an issuer's credit history and capability of repaying obligations. Standard & Poor's and Moody's Investors Service are two companies that assign bond ratings. Standard & Poor's ratings range from a high of AAA to a low of D, while Moody's ratings range from a high of Aaa to a low of C.

CREDIT SPREAD: Also called quality spread, the difference in yield between higher-quality issues (such as Treasury securities) and lower-quality issues. Normally, lower-quality issues provide higher yields to compensate investors for the additional credit risk.

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve
    System, which is the central bank of the United States. Its policy-making committee, called the Federal Open Market Committee, meets eight times a year to establish monetary policy and monitor the economic pulse of the United States.

INFLATION: A persistent and measurable rise in the general level of prices.
    Inflation is widely measured by the Consumer Price Index, an economic indicator that measures the change in the cost of purchased goods and services.

YIELD: The annual rate of return on an investment, expressed as a percentage.

YIELD SPREAD: The additional yield investors can earn by either investing in bonds with longer maturities or by investing in bonds with lower ratings. The spread is the difference in yield between bonds with short versus long maturities or the difference in yield between high-quality bonds and lower-quality bonds.

                          PORTFOLIO MANAGEMENT REVIEW

                           VAN KAMPEN HIGH YIELD FUND

We recently spoke with the management team of the Van Kampen High Yield Fund about the key events and economic forces that shaped the markets during the most recent reporting period. The team is led by Robert Hickey, portfolio manager, and Peter W. Hegel, chief investment officer for fixed-income investments.
    The Fund's fiscal year end was recently changed from June 30 to March 31. Going forward, your semiannual reports will be dated September 30, and your annual reports will be dated March 31. The following interview discusses the Fund's performance during the nine-month period since your last annual report, from July 1, 1998, to March 31, 1999.

   Q HOW WOULD YOU CHARACTERIZE THE ECONOMIC ENVIRONMENT IN WHICH THE FUND OPERATED DURING THE REPORTING PERIOD?

   A The reporting period opened on a note of continued volatility in the overseas markets. As Asia, Russia, and Latin America struggled to recover from economic weakness, investors rushed toward the relative safety of
U.S. Treasury securities. By October, the yield for the benchmark 10-year Treasury--which, like all bond yields, moves in the opposite direction of its price--had fallen from 5.52 percent in July to 4.16 percent, near record lows.
    In the final months of 1998, the Federal Reserve Board broke its two-year hiatus by ushering in a series of three interest rate cuts. Although the first cut did little to stabilize the markets, the cumulative effect of the Fed's actions soothed investors' frayed nerves and settled the rocky 10-year Treasury. Toward the end of the 1998, fixed-income investors anxiously turned their attention to the release of year-end data indicating that the domestic economy showed no signs of slowing down. In a message to Congress, Fed chairman Alan Greenspan alluded to the Fed's willingness to increase rates if necessary. In response, the 10-year Treasury yield bounced to 5.28 percent at the end of February. However, a March-end Fed meeting passed uneventfully, and the weary 10-year Treasury settled at 5.24 percent to end the reporting period.

   Q  HOW DID THESE FACTORS AFFECT THE HIGH-YIELD MARKET?

   A The third quarter marked a period of extreme volatility and uncertainty for the market. The yield spread between high yield securities and Treasuries hit its widest point in October, indicating that high yield securities dramatically underperformed Treasuries during this time. Gradually, the high-yield market began to show signs of improvement, responding positively to the Fed cuts and rising steadily through the end of the calendar year. By the end of the first quarter 1999, the spreads in the high-yield market had narrowed substantially on their way back to the more favorable levels established at the beginning of the period, although not all areas of the market bounced back as quickly or smoothly.

    The general decline in investor confidence in the high-yield sector coincided with a slight increase in defaults, although the default rate remained meaningfully below historical averages. Problems in the sector were multiplied by significant underperformance in emerging markets debt, where sharply widening yield spreads created ripple effects throughout the high yield universe. By the end of the reporting period, the high-yield market boasted some excellent values relative to other fixed-income securities, although our feeling is that it may take time for investors to become comfortable again with the risk-reward relationship of this asset class.
    Another positive technical aspect of the high-yield market during the period was a healthy flow of new issuance. Despite the shortage of new issues in August and September, 1998 saw $157 billion in new issues, marking one of the strongest markets in history. Overall, we felt the market released attractive issues of a relatively consistent quality (predominately B rated with very little CCC or non-rated issues).

   Q  HOW DID YOU MANAGE THE FUND IN LIGHT OF THESE CONDITIONS?

   A We continued to search for value in the market by focusing on attractive sectors and monitoring the individual securities within those sectors. Once again, telecommunications and media/cable companies dominated new issuance during the period. We increased the portfolio's allocation to the telecommunications sector, which benefited from industry consolidation as well as growing investor interest in the new generation of communications spawned by the computer age. Within this sector, we held a significant position in competitive local exchange companies as well as a strong position in cellular phone companies. One of our holdings, Millicom, was a standout in this sector because of its market positioning and international exposure.
    We also held positions in the consumer services sector, which includes food and beverage companies, and the consumer cyclical sector, which includes automobile and housing companies. The former provided some defensive characteristics to the portfolio during the period, but we expect to reduce our weighting in both of these areas as we feel that they may be nearing a downturn. The latter sector was supported by a strong consumer and healthy economy and, in turn, benefited the portfolio. For additional Fund portfolio highlights, please refer to page 10.

   Q  WERE THERE ANY SECTORS THAT DISAPPOINTED YOU DURING THE PERIOD?

   A Once again, we were disappointed by the health-care industry and were relieved to have an underweighted position in some of the hardest hit areas of this sector. Changes in legislation have affected how health-care providers are paid, and the transition has been a rocky one, particularly for long-term health-care providers such as nursing homes. The market assumed incorrectly that providers had been sufficiently prepared for this change, but the economic impact was tremendous. We do maintain some holdings in this sector and feel that value opportunities will present themselves in time, but we are proceeding with caution.

    Although the impact to the portfolio was small, we also were disappointed with performance in the oil and gas industry, as energy prices scraped bottom before being resuscitated by an OPEC agreement. The Fund's exposure to this sector was limited and carefully chosen to exclude exploration and production companies, which suffered greatly during this downturn.

   Q  HOW WAS THE PORTFOLIO STRUCTURED IN TERMS OF CREDIT QUALITY?

   A We largely maintained the Fund's credit quality profile, with an added emphasis on B rated bonds, which provide a yield advantage over higher-quality investments and comprised the majority of new issues purchased during the period. In September, we cited the narrow yield spreads between B and BB rated securities as a rationale for increasing the Fund's allocation to the latter. However, third-quarter volatility widened the gulf between each credit quality, which meant that we would be better rewarded for assuming a higher level of risk during this time.

   Q  HOW DID THE FUND PERFORM?

   A The Fund posted a total return of -2.13 percent(1) (Class A shares at net asset value) for the nine-month period ended March 31, 1999. By comparison, the Credit Suisse First Boston High Yield Index returned -1.99 percent for the same period. Please keep in mind that this index is a broad-based index that reflects the general performance of a wide range of selected bonds within the public high-yield debt market. It does not reflect any commissions, fees, or sales charges that would be paid by an investor purchasing the securities it represents. Of course, past performance does not guarantee future results. As of March 31, 1999, the Fund's distribution rate stood at 8.86 percent(3). Please refer to the chart and footnotes on page 3 for additional Fund performance results.

   Q  WHAT IS YOUR OUTLOOK FOR THE MARKET AND THE FUND IN THE COMING MONTHS?

   A Although investors have expected an economic slowdown in the United States for some time, we do not see signs that this might materialize in the near future. We also continue to see low inflation numbers, backed by indications of a tight job market and high consumer confidence. With continuing difficulties in many foreign economies, we cannot rule out the possibility that, at some point, domestic GDP growth could lag. At the same time, the fundamentals currently underpinning the U.S. bond market are as healthy as at any time in recent years, and we expect the market to remain strong in the months ahead.
    From our post, we will scrutinize companies very closely before we decide to invest in their debt, considering their business plans and practices as we maintain a high standard for the Fund's portfolio. We'll also study how those companies behave as interest rates fluctuate. Finally, we'll keep a close eye on problems in the emerging markets, as we remain unconvinced that countries like Brazil have formed complete solutions to their economic woes. As we saw in 1998, the impact of volatility in overseas markets can impose direct and immediate effects on our domestic markets.

[SIG]
Robert Hickey

Portfolio Manager
[SIG.]
Peter W. Hegel

Chief Investment Officer
Fixed Income Investments

                              PORTFOLIO HIGHLIGHTS

                           VAN KAMPEN HIGH YIELD FUND
 TOP TEN ISSUERS AS OF MARCH 31, 1999

                                           PERCENTAGE OF FUND'S
                                           LONG-TERM INVESTMENTS
     Intermedia Communications, Inc. ....          2.80%
     Metronet Communications Corp.
       (US$) ............................          1.60%
     CSC Holdings, Inc. .................          1.53%
     Argosy Gaming Co. ..................          1.38%
     E Spire Communications, Inc. .......          1.34%
     Capstar Broadcasting Partners.......          1.32%
     Pantry, Inc. .......................          1.29%
     Giant Industries, Inc. .............          1.25%
     United International Holdings,
       Inc. .............................          1.24%
     Selmer, Inc. .......................          1.22%

 CREDIT QUALITY AS A PERCENTAGE OF LONG-TERM DEBT SECURITIES
PIE CHART

AAA                         AA             A            BBB           BB             B            CCC           CC     NON-RATED
---                         --             -            ---           --             -            ---           --     ---------
0.7                        1.50          2.50          6.90          13.60         66.00         4.50          1.50      7.20

                                                                       PIE CHART

AAA                                    BBB                 BB                   B                  CCC              NON-RATED
---                                    ---                 --                   -                  ---              ---------
1                                     7.30                24.00               59.70               2.00                7.50

Based upon the highest credit quality ratings as determined by Standard & Poor's or Moody's.
 TOP FIVE PORTFOLIO SECTORS AS A PERCENTAGE OF LONG-TERM INVESTMENTS

   AS OF MARCH 31, 1999                         AS OF JUNE 30, 1998
Foreign Bonds .............  24.0%          Foreign Bonds..............  20.3%
Telecommunications ........  22.5%          Telecommunications.........  15.0%
Printing, Publishing &                      Printing, Publishing &
  Broadcasting.............  10.0%            Broadcasting.............  10.8%
Automobile ................   5.1%          Oil & Gas..................   5.0%
Beverage, Food & Tobacco...   4.0%          Health Care................   5.0%

                            PORTFOLIO OF INVESTMENTS

                                 March 31, 1999
--------------------------------------------------------------------------------

  Par
 Amount
 (000)                  Description                 Coupon    Maturity  Market Value
------------------------------------------------------------------------------------
           DOMESTIC CORPORATE BONDS 73.8%
           AEROSPACE & DEFENSE  2.9%
$  3,120   Compass Aerospace Corp., 144A Private
           Placement (a) (g).....................    10.125%  04/15/05  $  2,995,200
   4,500   Dyncorp...............................     9.500   03/01/07     4,567,500
   2,200   Sequa Corp............................     9.625   10/15/99     2,246,750
   2,600   Sequa Corp............................     9.375   12/15/03     2,697,500
                                                                        ------------
                                                                          12,506,950
                                                                        ------------
           AUTOMOBILE  4.9%
   4,750   Aetna Industries, Inc. (g)............    11.875   10/01/06     4,963,750
   2,250   Cambridge Industries, Inc., Series
           B.....................................    10.250   07/15/07     1,912,500
   2,000   Eagle Picher Industries, Inc..........     9.375   03/01/08     1,940,000
   2,700   Oxford Automotive, Inc., Series C,
           144A Private Placement (a)............    10.125   06/15/07     2,794,500
   1,200   Stanadyne Automotive Corp., Series
           B.....................................    10.250   12/15/07     1,158,000
   4,430   Talon Automotive Group, Inc., Series B
           (g)...................................     9.625   05/01/08     3,898,400
   4,500   Venture Holdings, Inc.................     9.750   04/01/04     4,432,500
                                                                        ------------
                                                                          21,099,650
                                                                        ------------
           BEVERAGE, FOOD & TOBACCO  3.9%
   2,000   Agrilink Foods, Inc., 144A Private
           Placement (a) (g).....................    11.875   11/01/08     2,155,000
   1,500   Fleming Cos., Inc. (g)................    10.625   07/31/07     1,395,000
   2,250   Fleming Cos., Inc., Series B (g)......    10.500   12/01/04     2,120,625
   1,700   Jitney Jungle Stores America, Inc.....    12.000   03/01/06     1,895,500
   2,750   Luiginos, Inc., 144A Private Placement
           (a)...................................    10.000   02/01/06     2,760,312
   1,000   National Wine and Spirit, 144A Private
           Placement (a).........................    10.125   01/15/09     1,035,000
   5,100   Pantry, Inc. (g)......................    10.250   10/15/07     5,380,500
                                                                        ------------
                                                                          16,741,937
                                                                        ------------
           BUILDINGS & REAL ESTATE  2.8%
     750   Cemex International Capital, Inc......     9.660   11/29/49       697,500
     500   Cemex International Capital, Inc.,
           144A Private Placement (a)............     9.660   12/29/49       465,000
   1,000   Formica Corp., 144A Private Placement
           (a)...................................    10.875   03/01/09     1,000,000
   1,500   Group Maintenance America Corp., 144A
           Private Placement (a).................     9.750   01/15/09     1,537,500
   1,750   Home Interiors Gifts, Inc.............    10.125   06/01/08     1,776,250
   1,500   Kevco, Inc., Series B.................    10.375   12/01/07       810,000
   2,750   Schuler Homes, Inc....................     9.000   04/15/08     2,653,750
   2,075   Webb (Del E.) Corp. (g)...............     9.375   05/01/09     2,023,125

                                               See Notes to Financial Statements

                                 March 31, 1999
--------------------------------------------------------------------------------

  Par
 Amount
 (000)                  Description                 Coupon    Maturity  Market Value
------------------------------------------------------------------------------------
           BUILDINGS & REAL ESTATE (CONTINUED)
$  1,000   Webb (Del E.) Corp....................    10.250%  02/15/10  $  1,015,000
                                                                        ------------
                                                                          11,978,125
                                                                        ------------
           CHEMICALS, PLASTICS & RUBBER  1.9%
   4,258   ISP Holdings, Inc.....................     9.750   02/15/02     4,407,030
   3,210   Pioneer Americas Acquisition Corp.,
           Series B (g)..........................     9.250   06/15/07     2,712,450
   1,000   United Industries Corp., 144A Private
           Placement (a).........................     9.875   04/01/09     1,030,000
                                                                        ------------
                                                                           8,149,480
                                                                        ------------
           CONSUMER SERVICES  0.4%
   1,800   Muzak, Inc., 144A Private Placement
           (a)...................................     9.875   03/15/09     1,831,500
                                                                        ------------
           CONTAINERS, PACKAGING & GLASS  1.8%
   3,700   Fonda Group, Inc., Series B (g).......     9.500   03/01/07     3,108,000
   2,250   Packaging Corp. of America, 144A
           Private Placement (a) (f).............     9.625   04/01/09     2,250,000
   1,800   Russell Stanley Holdings, Inc., 144A
           Private Placement (a).................    10.875   02/15/09     1,797,750
     370   Sweetheart Cup, Inc...................     9.625   09/01/00       352,425
                                                                        ------------
                                                                           7,508,175
                                                                        ------------
           DIVERSIFIED/CONGLOMERATE
           MANUFACTURING  1.1%
   4,600   Communications & Power Industries,
           Inc. (g)..............................    12.000   08/01/05     4,876,000
                                                                        ------------
           ECOLOGICAL  0.2%
     500   Envirosource, Inc., Series B..........     9.750   06/15/03       420,000
     550   Norcal Waste Systems, Inc. ...........    13.500   11/15/05       607,750
                                                                        ------------
                                                                           1,027,750
                                                                        ------------
           ELECTRONICS  0.3%
   1,950   DecisionOne Corp......................     9.750   08/01/07       175,500
   3,100   DecisionOne Corp. (Including 3,100
           common stock warrants) (b)............  0/11.500   08/01/08        93,000
   2,000   Radio Unica Corp. (b) (g).............  0/11.750   08/01/06     1,132,500
                                                                        ------------
                                                                           1,401,000
                                                                        ------------
           ENERGY  0.7%
   1,000   Chesapeake Energy Corp., Series B.....     9.625   05/01/05       835,000
   1,000   Houston Exploration Co................     8.625   01/01/08     1,000,000

                                               See Notes to Financial Statements

                                 March 31, 1999
--------------------------------------------------------------------------------

  Par
 Amount
 (000)                  Description                 Coupon    Maturity  Market Value
------------------------------------------------------------------------------------
           ENERGY (CONTINUED)
$  2,200   Universal Compression Holdings, Inc.
           (g)...................................     9.875%  02/15/08  $  1,320,000
                                                                        ------------
                                                                           3,155,000
                                                                        ------------
           FINANCE  1.4%
   3,300   Americo Life, Inc., 144A Private
           Placement (a) (g).....................     9.250   06/01/05     3,366,000
   1,500   BNP US Funding LLC, Series A, 144A
           Private Placement (a).................     7.738   12/31/49     1,445,850
   1,500   Contifinancial Corp...................     8.125   04/01/08     1,125,000
                                                                        ------------
                                                                           5,936,850
                                                                        ------------
           HEALTHCARE  3.8%
   2,000   Alliance Imaging, Inc. (g)............     9.625   12/15/05     1,990,000
   1,500   Biovail Corp. International...........    10.875   11/15/05     1,541,250
   3,000   Hudson Respiratory Care, Inc. (g).....     9.125   04/15/08     2,625,000
   2,000   King Pharmaceuticals, Inc., 144A
           Private Placement (a).................    10.750   02/15/09     2,070,000
   4,500   Mariner Post Acute Network, Inc.
           (b)...................................  0/10.500   11/01/07       810,000
   1,700   Mariner Post Acute Network, Inc.......     9.500   11/01/07       527,000
   2,000   Mediq, Inc............................    11.000   06/01/08     1,750,000
   4,000   Oxford Health Plans, Inc., 144A
           Private Placement (a)(g)..............    11.000   05/15/05     4,100,000
   1,000   Team Health, Inc., 144A Private
           Placement (a).........................    12.000   03/15/09     1,010,000
                                                                        ------------
                                                                          16,423,250
                                                                        ------------
           HOTEL, MOTEL, INNS & GAMING  2.4%
   2,000   Argosy Gaming Co......................    12.000   06/01/01     2,060,000
   3,250   Argosy Gaming Co. (g).................    13.250   06/01/04     3,684,688
   3,000   Majestic Star Casino LLC..............    12.750   05/15/03     3,330,000
   1,000   Mohegan Tribal Gaming Authority, 144A
           Private Placement (a).................     8.125   01/01/06     1,027,500
                                                                        ------------
                                                                          10,102,188
                                                                        ------------
           LEISURE  2.7%
   2,100   Booth Creek Ski Holdings, Inc., Series
           B (g).................................    12.500   03/15/07     2,005,500
   2,250   Intrawest Corp........................     9.750   08/15/08     2,320,313
   2,000   Premier Parks, Inc....................     9.250   04/01/06     2,095,000
   4,750   Selmer, Inc. (g)......................    11.000   05/15/05     5,106,250
                                                                        ------------
                                                                          11,527,063
                                                                        ------------
           MACHINERY  0.3%
   1,300   Terex Corp., Series C, 144A Private
           Placement (a).........................     8.875   04/01/08     1,283,750
                                                                        ------------

                                               See Notes to Financial Statements

                                 March 31, 1999
--------------------------------------------------------------------------------

  Par
 Amount
 (000)                  Description                 Coupon    Maturity  Market Value
------------------------------------------------------------------------------------
           MINING, STEEL, IRON & NON-PRECIOUS
           METAL  0.9%
$  2,000   Pen Holdings, Inc., Series B..........     9.875%  06/15/08  $  2,070,000
   1,950   Renco Steel Holdings, Inc.............    10.875   02/01/05     1,725,750
                                                                        ------------
                                                                           3,795,750
                                                                        ------------
           OIL & GAS  3.2%
   2,050   Frontier Oil Corp.....................     9.125   02/15/06     2,009,000
   1,150   Giant Industries, Inc.................     9.750   11/15/03     1,138,500
   4,450   Giant Industries, Inc. (g)............     9.000   09/01/07     4,071,750
   1,350   KCS Energy, Inc.......................    11.000   01/15/03       931,500
   3,700   National Energy Group, Inc., Series D
           (e) (g)...............................    10.750   11/01/06     1,258,000
   2,200   Pride Petroleum Services, Inc.........     9.375   05/01/07     2,156,000
   2,000   Triton Energy Ltd.....................     8.750   04/15/02     1,890,000
                                                                        ------------
                                                                          13,454,750
                                                                        ------------
           PAPER  1.4%
   1,800   Pacifica Papers, Inc., 144A Private
           Placement (a).........................    10.000   03/15/09     1,858,500
   4,100   Repap New Brunswick, Inc..............     9.000   06/01/04     3,997,500
                                                                        ------------
                                                                           5,856,000
                                                                        ------------
           PRINTING, PUBLISHING &
           BROADCASTING  9.8%
   3,000   Capstar Broadcasting Partners (g).....     9.250   07/01/07     3,180,000
   2,750   Capstar Broadcasting Partners.........    12.750   02/01/09     2,337,500
   2,500   Century Communications Corp. (g)......     8.875   01/15/07     2,640,625
   1,850   Century Communications Corp...........     8.750   10/01/07     1,944,813
   2,600   CSC Holdings, Inc.....................    10.500   05/15/16     3,094,000
   3,205   CSC Holdings, Inc. (g)................     7.875   02/15/18     3,293,137
   3,500   EZ Communications, Inc. (g)...........     9.750   12/01/05     3,815,000
   3,350   Gray Communications Systems, Inc.
           (g)...................................    10.625   10/01/06     3,584,500
   2,450   International Cabletel, Inc. (b)......  0/12.750   04/15/05     2,318,313
   2,750   International Cabletel, Inc. (b)......  0/11.500   02/01/06     2,423,437
   4,000   K-III Communications Corp.............    10.250   06/01/04     4,225,000
   2,000   Northland Cable Television, Inc.......    10.250   11/15/07     2,140,000
   2,500   Pegasus Communications Corp., Series B
           (g)...................................     9.625   10/15/05     2,593,750
   2,000   Premier Graphics, Inc., 144A Private
           Placement (a).........................    11.500   12/01/05     1,970,000
   2,000   Young Broadcasting, Inc...............    11.750   11/15/04     2,150,000
                                                                        ------------
                                                                          41,710,075
                                                                        ------------
           RETAIL  1.1%
   1,250   Big 5 Corp., Series B (g).............    10.875   11/15/07     1,275,000
   1,650   Community Distributors, Inc., Series B
           (g)...................................    10.250   10/15/04     1,526,250

                                               See Notes to Financial Statements

                                 March 31, 1999
--------------------------------------------------------------------------------

  Par
 Amount
 (000)                  Description                 Coupon    Maturity  Market Value
------------------------------------------------------------------------------------
           RETAIL (CONTINUED)
$  1,750   Hosiery Corp. of America, Inc. (e)....    13.750%  08/01/02  $  1,890,000
                                                                        ------------
                                                                           4,691,250
                                                                        ------------
           TELECOMMUNICATIONS  21.8%
   2,000   AMSC Acquisition, Inc.................    12.250   04/01/08     1,020,000
   3,800   Centennial Cellular Operating Co.,
           144A Private Placement (a)............    10.750   12/15/08     4,037,500
   1,800   Charter Communications Holdings, 144A
           Private Placement (a).................     8.250   04/01/07     1,845,000
     900   Charter Communications Holdings, 144A
           Private Placement (a).................     8.625   04/01/09       922,500
   1,100   Citadel Broadcasting Co...............     9.250   11/15/08     1,185,250
   1,000   Crown Castle International Corp.
           (b)...................................  0/10.625   11/15/07       695,000
   1,800   E Spire Communications, Inc. (b)......  0/13.000   11/01/05     1,305,000
   2,280   E Spire Communications, Inc. (b)......  0/12.750   04/01/06     1,561,800
   1,750   E Spire Communications, Inc...........    13.750   07/15/07     1,732,500
   2,000   E Spire Communications, Inc. (b)......  0/10.625   07/01/08     1,010,000
   3,000   Echostar DBS Corp., 144A Private
           Placement (a) (g).....................     9.375   02/01/09     3,135,000
   2,000   Fairchild Semiconductor Corp., 144A
           Private Placement (a) (f).............    10.375   10/01/07     2,035,000
   2,000   Filtronic PLC, 144A Private Placement
           (a)...................................    10.000   12/01/05     2,090,000
   2,000   Firstworld Communications, Inc. (b)...  0/13.000   04/15/08       770,000
   2,000   GST Network Funding, Inc., 144A
           Private Placement (a) (b).............  0/10.500   05/01/08     1,070,000
   1,350   Intermedia Communications of Florida,
           Inc...................................    13.500   06/01/05     1,542,375
   8,690   Intermedia Communications, Inc. (b)...  0/11.250   07/15/07     6,647,850
   5,000   Intermedia Communications, Inc. ......     8.600   06/01/08     5,037,500
   2,000   KMC Telecommunications Holdings,
           Inc. (b)..............................  0/12.500   02/15/08     1,110,000
   3,000   Level 3 Communications, Inc., 144A
           Private Placement (a) (b).............  0/10.500   12/01/08     1,890,000
   2,000   Metromedia Fiber Network, Inc., 144A
           Private Placement (a).................    10.000   11/15/08     2,155,000
   2,000   MJD Communications, Inc. .............     9.500   05/01/08     2,030,000
   2,250   Nextel Communications, Inc. ..........     9.750   08/15/04     2,340,000
   2,250   Nextel Communications, Inc. (b).......  0/10.650   09/15/07     1,641,737
   2,500   Optel, Inc. ..........................    11.500   07/01/08     2,312,500
   1,000   Park N View, Inc., Series B...........    13.000   05/15/08       570,000
   4,625   Pinnacle Holdings, Inc. (b) (g).......  0/10.000   03/15/08     2,809,688
   3,548   Price Communication Cellular (d)......    11.250   08/15/08     3,441,560

                                               See Notes to Financial Statements

                                 March 31, 1999
--------------------------------------------------------------------------------

  Par
 Amount
 (000)                  Description                 Coupon    Maturity  Market Value
------------------------------------------------------------------------------------
           TELECOMMUNICATIONS (CONTINUED)
$  2,000   Price Communications Wireless.........    11.750%  07/15/07  $  2,210,000
   1,250   Primus Telecommunications Group, 144A
           Private Placement (a).................    11.250   01/15/09     1,290,625
   3,000   PSINet, Inc. .........................    11.500   11/01/08     3,390,000
   2,500   RSL Communications (b)................  0/10.125   03/01/08     1,637,500
   3,750   SBA Communications Corp. (b)..........  0/12.000   03/01/08     2,381,250
   3,500   Splitrock Services, Inc., Series B....    11.750   07/15/08     3,342,500
   2,000   Sprint Spectrum (b)...................  0/12.500   08/15/06     1,825,000
   3,000   Startec Global Communications.........    12.000   05/15/08     2,745,000
   2,000   Telecommunications Techniques (g).....     9.750   05/15/08     2,030,000
   4,000   Triton Communications, Inc. (b).......  0/11.000   05/01/08     2,380,000
   7,550   United International Holdings, Inc.
           (g)...................................    10.750   02/15/08     5,171,750
   2,415   Verio, Inc. (g).......................    10.375   04/01/05     2,596,125
   1,000   Verio, Inc., 144A Private
           Placement (a).........................    11.250   12/01/08     1,130,000
   3,250   Viatel, Inc. (b) (f)..................  0/12.500   04/15/08     2,047,500
   1,000   Viatel, Inc. (EUR) (f)................    11.500   03/15/09     1,123,148
                                                                        ------------
                                                                          93,243,158
                                                                        ------------
           TEXTILES  1.7%
   2,000   Cluett American Corp., Series B.......    10.125   05/15/08     1,840,000
   3,000   Globe Manufacturing Corp. ............    10.000   08/01/08     2,385,000
   1,500   Scovill Fasteners, Inc., Series B.....    11.250   11/30/07     1,155,000
     500   Simmons Co., 144A Private
           Placement (a).........................    10.250   03/15/09       519,375
   1,350   Supreme International, Inc., 144A
           Private Placement (a) (f).............    12.250   04/01/06     1,334,502
                                                                        ------------
                                                                           7,233,877
                                                                        ------------
           TRANSPORTATION  1.1%
   3,000   Atlas Air, Inc. (g)...................     9.250   04/15/08     2,985,000
   1,750   Atlas Air, Inc., 144A Private
           Placement (a).........................     9.375   11/15/06     1,767,500
                                                                        ------------
                                                                           4,752,500
                                                                        ------------
           UTILITIES  1.3%
   2,250   AES Corp. (g).........................    10.250   07/15/06     2,385,000
     600   El Paso Electric Co. .................     8.250   02/01/03       634,500
   1,500   El Paso Electric Co. .................     8.900   02/01/06     1,680,000
     748   Midland Funding Corp. ................    10.330   07/23/02       796,147
                                                                        ------------
                                                                           5,495,647
                                                                        ------------
           TOTAL DOMESTIC CORPORATE BONDS   73.8%.....................   315,781,675
                                                                        ------------

                                               See Notes to Financial Statements

                                 March 31, 1999
--------------------------------------------------------------------------------

  Par
 Amount
in Local
Currency
 (000)                  Description                 Coupon    Maturity  Market Value
------------------------------------------------------------------------------------
           FOREIGN BONDS AND DEBT SECURITIES   22.7%
           ARGENTINA  1.7%
   1,000   Banco de Galicia Y Buenos Aires (US$),
           144A Private Placement (a)............    10.000%  12/15/00  $  1,012,500
   3,000   CTI Holdings SA (US$) (b).............  0/11.500   04/15/08     1,650,000
     875   Republic of Argentina (US$)...........    11.000   12/04/05       831,250
   3,000   Republic of Argentina (US$) (f).......    11.750   04/07/09     2,925,000
   1,000   Republic of Argentina (Var. Rate
           Coupon) (US$).........................     6.063   03/31/23       735,000
                                                                        ------------
                                                                           7,153,750
                                                                        ------------
           AUSTRALIA  0.2%
   1,100   Commonwealth of Australia (AU$).......    10.000   10/15/02       808,059
                                                                        ------------
           BRAZIL  1.4%
   5,888   Federal Republic of Brazil (Var. Rate
           Coupon) (US$).........................     8.000   04/15/14     3,761,024
     400   Globo Participacoe (US$), 144A Private
           Placement (a).........................    10.625   12/05/08       266,000
   1,000   Globo Participacoe (US$)..............    10.625   12/05/08       665,000
     500   Multicanal Participacoes (US$)........    12.625   06/18/04       432,500
   1,200   Multicanal Participacoes, Series B
           (US$).................................    12.625   06/18/04     1,038,000
                                                                        ------------
                                                                           6,162,524
                                                                        ------------
           CANADA  4.7%
   2,000   Clearnet Communications, Inc.
           (US$) (b).............................  0/14.750   12/15/05     1,860,000
   3,500   Fundy Cable Ltd. (US$) (g)............    11.000   11/15/05     3,806,250
   1,000   Hurricane Hydrocarbons (US$)..........    11.750   11/01/04       460,000
   2,000   Metronet Communications Corp. (US$)...    12.000   08/15/07     2,385,000
   5,500   Metronet Communications Corp.
           (US$) (b).............................   0/9.950   06/15/08     4,276,250
   3,000   Microcell Telecommunications, Series B
           (US$) (b).............................  0/14.000   06/01/06     2,475,000
   4,500   Trizec Finance (US$) (g)..............    10.875   10/15/05     4,882,500
                                                                        ------------
                                                                          20,145,000
                                                                        ------------
           CAYMAN ISLANDS  0.5%
   2,000   PDVSA Finance Ltd. (US$), 144A Private
           Placement (a) (f).....................     8.750   02/15/04     1,993,140
                                                                        ------------
           CHILE  0.2%
   2,000   Empresa Electrica Delaware Norte SA
           (US$), 144A Private Placement (a).....     7.750   03/15/06     1,040,000
                                                                        ------------
           COLUMBIA  1.7%
   2,300   Financiera Energetica (US$), 144A
           Private Placement (a).................     9.375   06/15/06     2,024,000
   2,500   Financiera Energetica (US$)...........     9.375   06/15/06     2,200,000

                                               See Notes to Financial Statements

                                 March 31, 1999
--------------------------------------------------------------------------------

  Par
 Amount
in Local
Currency
 (000)                  Description                 Coupon    Maturity  Market Value
------------------------------------------------------------------------------------
           COLUMBIA (CONTINUED)
   1,250   Republic of Colombia (DEM)............     4.479%  11/21/01  $    606,390
   2,500   Republic of Colombia (US$)............    10.986   08/13/05     2,281,250
                                                                        ------------
                                                                           7,111,640
                                                                        ------------
           FRANCE  0.4%
   2,000   Credit Lyonnais (Var. Rate Coupon)
           (US$).................................     6.313   09/19/49     1,860,000
                                                                        ------------
           HUNGARY  0.2%
 216,650   Hungary Govt (HUF)....................    16.000   11/24/00       939,126
                                                                        ------------
           ITALY  0.2%
     775   Federal Republic of Italy (EUR).......    10.000   08/01/03     1,056,080
                                                                        ------------
           KOREA  0.4%
   1,200   Korea Development Bank (DEM)..........     5.625   10/25/99       661,742
   1,000   Korea Electric Power Corp. (US$)......     7.000   02/01/27       934,700
                                                                        ------------
                                                                           1,596,442
                                                                        ------------
           LUXEMBOURG  0.7%
   4,000   Millicom International Cellular SA
           (US$) (b) (g).........................  0/13.500   06/01/06     3,000,000
                                                                        ------------
           MEXICO  3.0%
   1,000   Gruma SA (US$)........................     7.625   10/15/07       890,000
   3,000   Grupo Televisa Corp. (US$) (b)........  0/13.250   05/15/08     2,527,500
   1,000   Mexico Par Bond, Series A (US$).......     6.250   12/31/19       785,625
   2,000   Petroleos Mexicanos (US$), 144A
           Private Placement (a).................     9.857   07/15/05     1,860,000
   5,000   Satelites Mexicanos SA (US$), 144A
           Private Placement (a).................    10.125   11/01/04     4,125,000
   1,000   United Mexican States (US$)...........    10.375   02/17/09     1,033,750
     750   United Mexican States (US$)...........     6.250   12/31/19       589,219
   1,000   Vicap SA (US$)........................    10.250   05/15/02       975,000
                                                                        ------------
                                                                          12,786,094
                                                                        ------------
           MOROCCO  0.9%
   4,762   Morocco Trust A Loan (US$) (c)........     6.063   01/01/09     3,877,976
                                                                        ------------
           PANAMA  0.9%
   4,000   Republic of Panama (US$)..............     8.875   09/30/27     3,660,000
                                                                        ------------
           POLAND  1.0%
   2,250   Netia Holdings, Inc., Series B
           (US$) (b).............................  0/11.250   11/01/07     1,552,500
   3,000   Netia Holdings, Inc. (US$)............    10.250   11/01/07     2,865,000
                                                                        ------------
                                                                           4,417,500
                                                                        ------------
           RUSSIA  0.7%
   1,000   Russia Principal Loans (US$)..........    11.000   07/24/18       260,000
  22,750   Russia Principal Loans
           (US$) (c) (d).........................     5.969   12/15/20     1,649,375

                                               See Notes to Financial Statements

                                 March 31, 1999
--------------------------------------------------------------------------------

  Par
 Amount
in Local
Currency
 (000)                  Description                 Coupon    Maturity  Market Value
------------------------------------------------------------------------------------
           RUSSIA (CONTINUED)
   3,000   Russian Federation (US$)..............     8.750%  07/24/05  $    735,000
     362   Russian Ian (US$).....................     5.969   12/15/15        28,962
   3,000   Vnesheconombank (US$) (c) (e).........     6.625   12/15/15       240,000
                                                                        ------------
                                                                           2,913,337
                                                                        ------------
           UNITED KINGDOM  3.4%
   2,750   Cenargo International PLC (US$).......     9.750   06/15/08     2,475,000
   3,450   Diamond Cable Commerce PLC
           (US$) (b) (g).........................  0/10.750   02/15/07     2,682,375
   1,400   Espirit Telecom Group PLC (US$).......    11.500   12/15/07     1,505,000
   1,250   Espirit Telecom Group PLC (US$).......    10.875   06/15/08     1,321,875
   1,000   NTL, Inc. (b) (US$)...................   0/9.750   04/01/08       685,000
   1,000   NTL, Inc. (G.B.P.)....................     9.500   04/01/08     1,646,789
   2,000   NTL, Inc. (US$), 144A Private
           Placement (a).........................    11.500   10/01/08     2,245,000
   2,000   Orange PLC (EUR)......................     7.625   08/01/08     2,324,686
                                                                        ------------
                                                                          14,885,725
                                                                        ------------
           VENEZUELA  0.5%
   1,000   Republic of Venezuela (US$)...........     6.750   03/31/20       696,250
   2,000   Republic of Venezuela (US$)...........     9.250   09/15/27     1,230,000
                                                                        ------------
                                                                           1,926,250
                                                                        ------------
           TOTAL FOREIGN BONDS AND DEBT SECURITIES  22.7%.............    97,332,643
                                                                        ------------
           TOTAL CORPORATE BONDS  96.5%...............................   413,114,318
                                                                        ------------

                                               See Notes to Financial Statements

                                 March 31, 1999
--------------------------------------------------------------------------------

Description                                                                Market Value
---------------------------------------------------------------------------------------
                                     EQUITIES  1.0%
American Mobile Satellite Corp., (2,000 common stock warrants) 144A
  Private Placement (a) (e).............................................   $     50,000
American Telecasting, Inc. (8,370 common stock warrants) (e)............          8,370
Coastal Finance, Inc. (40,000 preferred shares).........................      1,000,000
Crown Castle International Corp. (2,064 preferred shares) (d)...........      2,259,806
Firstworld Communications, Inc., (2,000 common stock warrants) 144A
  Private Placement (a) (e).............................................         20,000
Hosiery Corp. of America, Inc., (1,000 common shares)...................         40,500
Intermedia Communications of Florida, Inc., (3,150 common stock
  warrants), 144A Private Placement (a) (e).............................        288,115
KMC Telecommunications Holdings, Inc., (1,000 common stock warrants)
  144A Private Placement (a) (e)........................................         10,000
Meditrust (3,867 common stock warrants) (e).............................         47,854
NTL, Inc., (5,178 common stock warrants) 144A Private
  Placement (a) (e).....................................................        310,473
Park N View, Inc., (1,000 common stock warrants) 144A Private
  Placement (a) (e).....................................................         13,000
Republic of Argentina (875 bond warrants) (e)...........................         34,125
Splitrock Services, Inc., (3,500 common stock warrants) 144A Private
  Placement (a) (e).....................................................        227,500
Star Gas Partners LP (441 common shares)................................          6,226
Startec Global Communications (3,000 common stock warrants) (e).........          3,000
United Mexican States (1,000 bond warrants) (US$) (e)...................         35,000
Urohealth Systems, Inc., (2,550 common stock warrants) 144A Private
  Placement (a) (e).....................................................              0
                                                                           ------------
TOTAL EQUITIES..........................................................      4,353,969
                                                                           ------------

                                               See Notes to Financial Statements

                                 March 31, 1999
--------------------------------------------------------------------------------

Description                                                                Market Value
---------------------------------------------------------------------------------------
TOTAL LONG-TERM INVESTMENTS  97.5%
  (Cost $439,646,882)...................................................    417,468,287
SHORT-TERM INVESTMENTS  5.6%
  State Street Bank and Trust Repurchase Agreement (Collateralized by
  U.S. T-Note, $14,990,000 par, 13.25% coupon, due 05/15/14, dated
  03/31/99, to be sold on 04/01/99 at $23,932,224) (Cost $23,929,000)...     23,929,000
                                                                           ------------
                                               TOTAL INVESTMENTS  103.1%
  (Cost $463,575,882)...................................................    441,397,287
LIABILITIES IN EXCESS OF OTHER ASSETS  (3.1%)...........................    (13,434,232)
                                                                           ------------
NET ASSETS  100.0%......................................................   $427,963,055
                                                                           ============

(a) 144A Securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration which are normally transactions with qualified institutional buyers.

(b) Security is a "Step-up" bond where the coupon increases or steps up at a pre-determined date.

(c) Security is a bank loan participation.

(d) Payment-in-Kind Security.

(e) Non-income producing security.

(f) Securities purchased on a when issued or delayed delivery basis.

(g) Assets segregated as collateral for open options transactions, futures transactions or when issued or delayed delivery purchase commitments.

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                                 March 31, 1999
--------------------------------------------------------------------------------

ASSETS:
Total Investments (Cost $463,575,882).......................    $441,397,287
Cash........................................................             279
Receivables:
  Interest..................................................      10,205,211
  Investments Sold..........................................       2,115,666
  Fund Shares Sold..........................................         649,055
  Variation Margin on Futures...............................          40,000
Options at Market Value (Net premiums paid of $33,613)......          26,563
Other.......................................................          10,756
                                                                ------------
      Total Assets..........................................     454,444,817
                                                                ------------
LIABILITIES:
Payables:
  Investments Purchased.....................................      23,269,159
  Income Distributions......................................       1,843,581
  Fund Shares Repurchased...................................         393,794
  Distributor and Affiliates................................         338,702
  Investment Advisory Fee...................................         241,922
Accrued Expenses............................................         241,606
Trustees' Deferred Compensation and Retirement Plans........         152,998
                                                                ------------
      Total Liabilities.....................................      26,481,762
                                                                ------------
NET ASSETS..................................................    $427,963,055
                                                                ============
NET ASSETS CONSIST OF:
Capital.....................................................    $550,655,957
Accumulated Distributions in Excess of Net Investment
  Income....................................................      (2,433,418)
Net Unrealized Depreciation.................................     (22,324,238)
Accumulated Net Realized Loss...............................     (97,935,246)
                                                                ------------
NET ASSETS..................................................    $427,963,055
                                                                ============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $277,921,376 and 30,761,644 shares of
    beneficial interest issued and outstanding).............    $       9.03
    Maximum sales charge (4.75%* of offering price).........             .45
                                                                ------------
    Maximum offering price to public........................    $       9.48
                                                                ============
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $135,389,202 and 14,990,680 shares of
    beneficial interest issued and outstanding).............    $       9.03
                                                                ============
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $14,652,477 and 1,623,895 shares of
    beneficial interest issued and outstanding).............    $       9.02
                                                                ============
*On sales of $100,000 or more, the sales charge will be
  reduced.

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

                    For the Nine Months Ended March 31, 1999
                        and the Year Ended June 30, 1998
--------------------------------------------------------------------------------

                                                       Nine Months Ended     Year Ended
                                                        March 31, 1999      June 30, 1998
-----------------------------------------------------------------------------------------
INVESTMENT INCOME:
Interest (Net of foreign withholding taxes of $5,113
  for the nine months ended 3/31/99 and $7,881 for the
  year ended 6/30/98).................................   $  30,971,247      $  40,758,538
Dividends.............................................         383,121            951,901
Other.................................................          90,486          1,196,387
                                                         -------------      -------------
    Total Income......................................      31,444,854         42,906,826
                                                         -------------      -------------
EXPENSES:
Investment Advisory Fee...............................       2,325,843          3,298,466
Distribution (12b-1) and Service Fees (Attributed to
  Classes A, B, and C of $477,598, $1,003,243, and
  $91,166, respectively, for the nine months ended
  3/31/99 and $687,422, $1,410,829, and $98,799,
  respectively, for the year ended 6/30/98)...........       1,572,007          2,197,050
Shareholder Services..................................         502,766            644,982
Custody...............................................          93,034            120,938
Trustees' Fees and Expenses...........................          26,730             31,475
Legal.................................................          30,140             28,850
Other.................................................         212,486            297,676
                                                         -------------      -------------
    Total Expenses....................................       4,763,006          6,619,437
    Investment Advisory Fee Reduction.................         310,112            439,795
                                                         -------------      -------------
    Net Expenses......................................       4,452,894          6,179,642
                                                         -------------      -------------
NET INVESTMENT INCOME.................................   $  26,991,960      $  36,727,184
                                                         =============      =============
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
    Investments.......................................   $ (11,634,256)     $   9,805,802
    Options...........................................         (53,687)          (104,912)
    Futures...........................................          62,668            497,291
    Forwards..........................................         (90,210)            46,182
    Foreign Currency Transactions.....................        (105,603)            (6,359)
                                                         -------------      -------------
Net Realized Gain/Loss................................     (11,821,088)        10,238,004
                                                         -------------      -------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period.............................       2,966,018         11,798,356
                                                         -------------      -------------
  End of the Period:
    Investments.......................................     (22,178,595)         3,058,778
    Options...........................................          (7,050)            (5,525)
    Futures...........................................        (133,125)           (87,188)
    Foreign Currency Translation......................          (5,468)               (47)
                                                         -------------      -------------
                                                           (22,324,238)         2,966,018
                                                         -------------      -------------
Net Unrealized Depreciation During the Period.........     (25,290,256)        (8,832,338)
                                                         -------------      -------------
NET REALIZED AND UNREALIZED GAIN/LOSS.................   $ (37,111,344)     $   1,405,666
                                                         =============      =============
NET INCREASE/DECREASE IN NET ASSETS FROM OPERATIONS...   $ (10,119,384)     $  38,132,850
                                                         =============      =============

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

                  For the Nine Months Ended March 31, 1999 and
                     the Years Ended June 30, 1998 and 1997
--------------------------------------------------------------------------------

                                                  Nine Months Ended    Year Ended      Year Ended
                                                   March 31, 1999     June 30, 1998   June 30, 1997
---------------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income............................    $26,991,960       $36,727,184     $34,529,017
Net Realized Gain/Loss...........................    (11,821,088)       10,238,004       9,725,173
Net Unrealized Appreciation/Depreciation During
 the Period......................................    (25,290,256)       (8,832,338)      6,256,307
                                                     -----------       -----------     -----------
Change in Net Assets from Operations.............    (10,119,384)       38,132,850      50,510,497
                                                     -----------       -----------     -----------
Distributions from Net Investment Income.........    (26,991,960)      (36,588,695)    (34,529,017)
Distributions in Excess of Net Investment
 Income..........................................       (748,041)              -0-        (412,288)
                                                     -----------       -----------     -----------
Distributions from and in Excess of Net
 Investment Income*..............................    (27,740,001)      (36,588,695)    (34,941,305)
Return of Capital Distribution*..................            -0-               -0-        (612,243)
                                                     -----------       -----------     -----------
Total Distributions..............................    (27,740,001)      (36,588,695)    (35,553,548)
                                                     -----------       -----------     -----------
NET CHANGE IN NET ASSETS FROM INVESTMENT
 ACTIVITIES......................................    (37,859,385)        1,544,155      14,956,949
                                                     -----------       -----------     -----------
FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold........................    127,864,335       141,976,974     151,222,275
Net Asset Value of Shares Issued Through Dividend
 Reinvestment....................................     11,396,598        14,616,655      13,768,097
Cost of Shares Repurchased.......................   (110,498,564)     (145,829,346)   (130,375,583)
                                                     -----------       -----------     -----------
NET CHANGE IN NET ASSETS FROM CAPITAL
 TRANSACTIONS....................................     28,762,369        10,764,283      34,614,789
                                                     -----------       -----------     -----------
TOTAL INCREASE/DECREASE IN NET ASSETS............     (9,097,016)       12,308,438      49,571,738
NET ASSETS:
Beginning of the Period..........................    437,060,071       424,751,633     375,179,895
                                                     -----------       -----------     -----------
End of the Period (Including accumulated
 distributions in excess of net investment income
 of $2,433,418, $1,685,377, and $1,905,853,
 respectively)...................................    $427,963,055      $437,060,071    $424,751,633
                                                     ===========       ===========     ===========

                               Nine Months Ended     Year Ended       Year Ended
   *Distributions by Class      March 31, 1999      June 30, 1998    June 30, 1997
-----------------------------------------------------------------
Distributions from and in
  Excess of
  Net Investment Income:
  Class A Shares..............  (18,$518,999)       $(24,757,453)    $(24,888,535)
  Class B Shares..............   (8,450,628)         (11,057,055)      (9,438,468)
  Class C Shares..............     (770,374)            (774,187)        (614,302)
                               ---------------       -----------      -----------
                                (27,$740,001)       $(36,588,695)    $(34,941,305)
                               ---------------       -----------      -----------
Return of Capital
  Distribution:
  Class A Shares..............      $   -0-         $        -0-     $   (430,710)
  Class B Shares..............          -0-                  -0-         (170,818)
  Class C Shares..............          -0-                  -0-          (10,715)
                               ---------------       -----------      -----------
                                    $   -0-         $        -0-     $   (612,243)
                               ---------------       -----------      -----------

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

     The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                               Nine Months                   Year Ended June 30
                                  Ended        -----------------------------------------------
Class A Shares                March 31, 1999    1998      1997      1996      1995      1994
----------------------------------------------------------------------------------------------
Net Asset Value, Beginning of
  the Period.................        $ 9.893   $ 9.854   $ 9.493   $ 9.398   $ 9.643   $10.380
                                 -------       -------   -------   -------   -------   -------
  Net Investment Income......       .619          .857      .857      .878      .844      .908
  Net Realized and Unrealized
    Gain/Loss................      (.848)         .037      .384      .147     (.099)    (.595)
                                 -------       -------   -------   -------   -------   -------
Total from Investment
  Operations.................      (.229)         .894     1.241     1.025      .745      .313
                                 -------       -------   -------   -------   -------   -------
Less:
  Distributions from and in
    Excess of Net Investment
    Income...................       .630          .855      .865      .880      .815      .950
  Return of Capital
    Distribution.............        -0-           -0-      .015      .050      .175      .100
                                 -------       -------   -------   -------   -------   -------
Total Distributions..........       .630          .855      .880      .930      .990     1.050
                                 -------       -------   -------   -------   -------   -------
Net Asset Value, End of the
  Period.....................    $ 9.034       $ 9.893   $ 9.854   $ 9.493   $ 9.398   $ 9.643
                                 =======       =======   =======   =======   =======   =======
Total Return* (a)............     (2.13%)**      9.36%    13.60%    11.26%     8.50%     2.92%
Net Assets at End of the
  Period (In millions).......    $ 277.9       $ 280.6   $ 288.0   $ 271.1   $ 253.3   $ 260.7
Ratio of Expenses to Average
  Net Assets *...............      1.17%         1.14%     1.17%     1.31%     1.31%     1.32%
Ratio of Net Investment
  Income to Average Net
  Assets *...................      8.98%         8.61%     8.83%     9.16%     9.13%     8.85%
Portfolio Turnover...........       104%**        154%      125%      102%      152%      203%
*If certain expenses had not been waived or reimbursed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average
  Net Assets.................      1.27%         1.24%     1.26%     1.31%       N/A       N/A
Ratio of Net Investment
  Income to Average Net
  Assets.....................      8.88%         8.51%     8.73%     9.15%       N/A       N/A

** Non-Annualized

(a) Total return is based upon Net Asset Value which does not include payment of the maximum sales charge or contingent deferred sales charge.

N/A -- Not applicable.

                                               See Notes to Financial Statements

     The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                               Nine Months                   Year Ended June 30,
                                  Ended        -----------------------------------------------
       Class B Shares         March 31, 1999    1998      1997      1996      1995      1994
----------------------------------------------------------------------------------------------
Net Asset Value, Beginning of
  the Period.................    $ 9.890       $ 9.855   $ 9.497   $ 9.398   $ 9.638   $10.382
                                 -------       -------   -------   -------   -------   -------
  Net Investment Income......       .560          .782      .777      .797      .788      .889
  Net Realized and Unrealized
    Gain/Loss................      (.842)         .036      .389      .160     (.115)    (.665)
                                 -------       -------   -------   -------   -------   -------
Total from Investment
  Operations.................      (.282)         .818     1.166      .957      .673      .224
                                 -------       -------   -------   -------   -------   -------
Less:
  Distributions from and in
    Excess of Net Investment
    Income...................       .576          .783      .794      .812      .751      .877
  Return of Capital
    Distribution.............        -0-           -0-      .014      .046      .162      .091
                                 -------       -------   -------   -------   -------   -------
Total Distributions..........       .576          .783      .808      .858      .913      .968
                                 -------       -------   -------   -------   -------   -------
Net Asset Value, End of the
  Period.....................    $ 9.032       $ 9.890   $ 9.855   $ 9.497   $ 9.398   $ 9.638
                                 =======       =======   =======   =======   =======   =======
Total Return* (a)............     (2.71%)**      9.28%    12.64%    10.55%     7.61%     2.11%
Net Assets at End of the
  Period (In millions).......    $ 135.4       $ 145.0   $ 128.7   $  97.1   $  55.9   $  33.2
Ratio of Expenses to Average
  Net Assets*................      1.93%         1.91%     1.93%     2.07%     2.04%     2.13%
Ratio of Net Investment
  Income to Average Net
  Assets*....................      8.19%         7.84%     8.03%     8.39%     8.35%     7.94%
Portfolio Turnover...........       104%**        154%      125%      102%      152%      203%
*If certain expenses had not been waived or reimbursed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average
  Net Assets.................      2.03%         2.01%     2.02%     2.07%       N/A       N/A
Ratio of Net Investment
  Income to Average Net
  Assets.....................      8.09%         7.74%     7.94%     8.38%       N/A       N/A

**  Non-Annualized

(a) Total Return is based upon Net Asset Value which does not include payment of maximum sales charge or contingent deferred sales charge.

N/A -- Not applicable.

                                               See Notes to Financial Statements

     The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                                                  August 13, 1993
                              Nine Months            Year Ended June 30,          (Commencement of
                                 Ended        ---------------------------------   Distribution) to
       Class C Shares        March 31, 1999    1998     1997     1996     1995    June 30, 1994(a)
--------------------------------------------------------------------------------------------------
Net Asset Value, Beginning
  of Period.................    $ 9.884       $9.851   $9.495   $9.396   $9.643       $10.340
                                -------       ------   ------   ------   ------       -------
  Net Investment Income.....       .562         .780     .780     .828     .745          .761
  Net Realized and
    Unrealized Gain/Loss....      (.847)        .036     .384     .129    (.079)        (.605)
                                -------       ------   ------   ------   ------       -------
Total from Investment
  Operations................      (.285)        .816    1.164     .957     .666          .156
                                -------       ------   ------   ------   ------       -------
Less:
  Distributions from and in
    Excess of Net Investment
    Income..................       .576         .783     .794     .812     .751          .763
  Return of Capital
    Distribution............        -0-          -0-     .014     .046     .162          .090
                                -------       ------   ------   ------   ------       -------
Total Distributions.........       .576         .783     .808     .858     .913          .853
                                -------       ------   ------   ------   ------       -------
Net Asset Value, End of
  Period....................    $ 9.023       $9.884   $9.851   $9.495   $9.396       $ 9.643
                                =======       ======   ======   ======   ======       =======
Total Return* (b)...........     (2.71%)**     8.47%   12.65%   10.55%    7.61%         1.37%**
Net Assets at End of Period
  (In millions).............          $14.7    $11.5     $8.1     $7.0     $2.0               $2.2
Ratio of Expenses to Average
  Net Assets*...............      1.93%        1.91%    1.93%    2.06%    2.12%         2.14%
Ratio of Net Investment
  Income to Average Net
  Assets*...................      8.25%        7.83%    8.08%    8.38%    8.13%         7.91%
Portfolio Turnover..........       104%**       154%     125%     102%     152%          203%**
*If certain expenses had not been waived or reimbursed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average
  Net Assets................      2.03%        2.01%    2.03%    2.07%      N/A           N/A
Ratio of Net Investment
  Income to Average Net
  Assets....................      8.15%        7.73%    7.99%    8.38%      N/A           N/A

** Non-Annualized

(a) Based on average shares outstanding.

(b) Total Return is based upon Net Asset Value which does not include payment of maximum sales charge or contingent deferred sales charge.

N/A -- Not applicable.

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                                 March 31, 1999
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen High Yield Fund (the "Fund"), is organized as a series of Van Kampen Trust, a Delaware business trust (the "Trust"), and is registered as a diversified open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's primary investment objective is to provide a high level of current income through investment in medium and lower grade domestic corporate debt securities. The Fund also may invest up to 35% of its assets in foreign government and corporate debt securities of comparable quality. The Fund commenced investment operations on June 27, 1986. The Fund commenced distribution of its Class B and C shares on May 17, 1993 and August 13, 1993, respectively. In July, 1998, the Fund's Board of Trustees approved a change in the Fund's fiscal year end from June 30 to March 31. As a result, this financial report reflects the nine-month period commencing on July 1, 1998, and ending on March 31, 1999.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Investments are stated at value using market quotations or indications of value obtained from an independent pricing service. For those securities where quotations or prices are not available valuations are obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal

                                 March 31, 1999
--------------------------------------------------------------------------------

to the amount of the when issued or delayed delivery purchase commitments until payment is made.

    The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Investment Advisory Corp. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. INCOME AND EXPENSES--Interest income is recorded on an accrual basis and dividend income is recorded on the ex-dividend date. Bond discount is amortized over the expected life of each applicable security. Expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. FEDERAL INCOME TAXES--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. Although the Fund's fiscal year end was recently changed from June 30 to March 31, the Fund's tax year end remains June 30.

    The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At June 30, 1998, the Fund had an accumulated capital loss carryforward for tax purposes of $85,906,541, which will expire between June 30, 1999 and June 30, 2004. Of this amount, $39,385,731 will expire on June 30, 1999. Net realized gains or losses may differ for financial and tax reporting purposes primarily as a result of the difference in the Fund's tax year end, wash sales, and mark to market on futures contracts at June 30, 1998.

    At March 31, 1999, for federal income tax purposes, the cost of long- and short-term investments is $464,304,230; the aggregate gross unrealized appreciation is

                                 March 31, 1999
--------------------------------------------------------------------------------

$10,497,938 and the aggregate gross unrealized depreciation is $33,404,881, resulting in net unrealized depreciation on long- and short-term investments of $22,906,943.

E. DISTRIBUTION OF INCOME AND GAINS--The Fund declares daily and pays monthly dividends from net investment income. Net investment income for federal income tax purposes includes gains and losses realized on foreign currency transactions. These gains and losses are included as net realized gains and losses for financial reporting purposes.

    Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

    Due to inherent differences in the recognition of certain expenses under generally accepted accounting principles and federal income tax purposes, the amount of distributed net investment income may differ for a particular period. These differences are temporary in nature, but may result in book basis distribution in excess of net investment income for certain periods.

    Due to inherent differences in the recognition of income, expenses and realized gains/losses under generally accepted accounting principles and federal income tax purposes, permanent differences between book and tax basis reporting for the 1998 fiscal year have been identified and appropriately reclassified. For the year ended June 30, 1998, permanent book and tax basis differences relating to the recognition of net realized gains on foreign currency transactions of $81,987 were reclassified from accumulated net realized gain/loss to accumulated undistributed net investment income.

    For tax purposes, the determination of a return of capital distribution is made at the end of the Fund's taxable year (June 30). Therefore, while it is likely that a portion of the Fund's distribution will ultimately be characterized as a return of capital for tax purposes, no such designation has been made for the nine months ended March 31, 1999.

F. CURRENCY TRANSLATION--Assets and liabilities denominated in foreign currencies and commitments under forward currency contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates prevailing when accrued.

                                 March 31, 1999
--------------------------------------------------------------------------------

G. BANK LOAN PARTICIPATIONS--The Fund invests in participation interests of loans to foreign entities. When the Fund purchases a participation of a foreign loan interest, the Fund typically enters into a contractual agreement with the lender or other third party selling the participation, but not with the borrower directly. As such, the Fund assumes credit risk for the borrower, selling participant or other persons positioned between the Fund and the borrower.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE NET ASSETS                                     % PER ANNUM
----------------------------------------------------------------------
First $500 million.................................          .75 of 1%
Over $500 million..................................          .65 of 1%

    For the nine months ended March 31, 1999 and the year ended June 30, 1998, the Adviser waived a portion of its advisory fee. This waiver is voluntary and may be discontinued at any time.

    For the nine months ended March 31, 1999 and the year ended June 30, 1998, the Fund recognized expenses of approximately $14,600 and $15,900, respectively, representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    For the nine months ended March 31, 1999 and the year ended June 30, 1998, the Fund recognized expenses of approximately $34,500 and $55,000, respectively, representing Van Kampen Funds Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting and legal services to the Fund.

    Additionally, for the year ended June 30, 1998, the Fund reimbursed Van Kampen approximately $19,600 related to the direct cost of consolidating the Van Kampen open-end fund complex. Payment was contingent upon the realization by the Fund of cost efficiencies resulting from the consolidation.

    Van Kampen Investor Services Inc., ("VKIS"), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the nine months ended March 31, 1999 and the year ended June 30, 1998, the Fund recognized expenses of approximately $347,700 and $458,900, respectively. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

                                 March 31, 1999
--------------------------------------------------------------------------------

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

3. CAPITAL TRANSACTIONS
The Fund has outstanding three classes of shares of beneficial interest, Classes A, B and C, each with a par value of $.01 per share. There are an unlimited number of shares of each class authorized. At March 31, 1999, capital aggregated $391,207,193, $144,042,232 and $15,406,532 for Class A, B and C shares, respectively. For the nine months ended March 31, 1999, transactions were as follows:

                                                SHARES           VALUE
--------------------------------------------------------------------------
Sales:
  Class A....................................   8,548,658    $  77,472,960
  Class B....................................   4,618,109       42,170,273
  Class C....................................     916,995        8,221,102
                                              -----------    -------------
Total Sales..................................  14,083,762    $ 127,864,335
                                              ===========    =============
Dividend Reinvestment:
  Class A....................................     850,491    $   7,690,242
  Class B....................................     364,542        3,296,841
  Class C....................................      45,353          409,515
                                              -----------    -------------
Total Dividend Reinvestment..................   1,260,386    $  11,396,598
                                              ===========    =============
Repurchases:
  Class A....................................  (6,997,669)   $ (63,522,912)
  Class B....................................  (4,654,114)     (42,458,339)
  Class C....................................    (501,047)      (4,517,313)
                                              -----------    -------------
Total Repurchases............................ (12,152,830)   $(110,498,564)
                                              ===========    =============

                                 March 31, 1999
--------------------------------------------------------------------------------

    At June 30, 1998, capital aggregated $369,566,903, $141,033,457 and
$11,293,228 for Class A, B and C shares, respectively. For the year ended June 30, 1998, transactions were as follows:

                                                SHARES           VALUE
--------------------------------------------------------------------------
Sales:
  Class A....................................   8,945,784    $  89,317,500
  Class B....................................   4,588,921       45,799,499
  Class C....................................     687,284        6,859,975
                                              -----------    -------------
Total Sales..................................  14,221,989    $ 141,976,974
                                              ===========    =============
Dividend Reinvestment:
  Class A....................................     997,599    $   9,948,016
  Class B....................................     427,244        4,261,071
  Class C....................................      40,893          407,568
                                              -----------    -------------
Total Dividend Reinvestment..................   1,465,736    $  14,616,655
                                              ===========    =============
Repurchases:
  Class A.................................... (10,812,030)   $(107,994,896)
  Class B....................................  (3,408,945)     (33,992,220)
  Class C....................................    (385,647)      (3,842,230)
                                              -----------    -------------
Total Repurchases............................ (14,606,622)   $(145,829,346)
                                              ===========    =============

                                 March 31, 1999
--------------------------------------------------------------------------------

    At June 30, 1997, capital aggregated $378,296,283, $124,965,107 and
$7,867,915 for Class A, B and C shares, respectively. For the year ended June 30, 1997, transactions were as follows:

                                                SHARES           VALUE
--------------------------------------------------------------------------
Sales:
  Class A....................................   9,665,241    $  93,909,024
  Class B....................................   5,509,891       53,363,176
  Class C....................................     406,766        3,950,075
                                              -----------    -------------
Total Sales..................................  15,581,898    $ 151,222,275
                                              ===========    =============
Dividend Reinvestment:
  Class A....................................   1,014,981    $   9,862,811
  Class B....................................     369,698        3,593,610
  Class C....................................      32,085          311,676
                                              -----------    -------------
Total Dividend Reinvestment..................   1,416,764    $  13,768,097
                                              ===========    =============
Repurchases:
  Class A.................................... (10,008,711)   $ (97,324,996)
  Class B....................................  (3,049,089)     (29,617,644)
  Class C....................................    (353,416)      (3,432,943)
                                              -----------    -------------
Total Repurchases............................ (13,411,216)   $(130,375,583)
                                              ===========    =============

    Class B and C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). Class B shares will automatically convert to Class A shares after the eighth year following purchase. The CDSC will be imposed on most redemptions made within six years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule.

                                                    CONTINGENT DEFERRED
                                                        SALES CHARGE
                                                 --------------------------
YEAR OF REDEMPTION                               CLASS B            CLASS C
---------------------------------------------------------------------------
First........................................      4.00%              1.00%
Second.......................................      3.75%               None
Third........................................      3.50%               None
Fourth.......................................      2.50%               None
Fifth........................................      1.50%               None
Sixth........................................      1.00%               None
Seventh and Thereafter.......................       None               None

                                 March 31, 1999
--------------------------------------------------------------------------------

    For the nine months ended March 31, 1999 and the year ended June 30, 1998, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A shares of approximately $59,200 and $78,100, respectively, and CDSC on redeemed shares of approximately $297,900 and $342,100, respectively. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS
For the nine months ended March 31, 1999, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $449,913,313 and $411,248,128, respectively. For the year ended June 30, 1998, the cost of purchases and proceeds from sales of investments, excluding short-term investments were $657,401,849 and $607,133,236, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS
A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio and to manage the portfolio's effective yield, foreign currency exposure, maturity and duration, or generate potential gain. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when exercising a call option contract or taking delivery of a security underlying a futures or forward contract. In these instances, the recognition of gain or loss is postponed until the disposal of the security underlying the option, futures or forward contract. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.

    Summarized below are the specific types of derivative financial instruments used by the Fund.

A. OPTION CONTRACTS--An option contract gives the buyer the right, but not the obligation to buy (call) or sell (put) an underlying item at a fixed exercise price during a specified period. These contracts are generally used by the Fund to manage the portfolio's effective maturity and duration.

                                 March 31, 1999
--------------------------------------------------------------------------------

    Transactions in options for the year ended June 30, 1998 and the nine months ended March 31, 1999, were as follows:

                                                  CONTRACTS    PREMIUM
-----------------------------------------------------------------------
Outstanding at June 30, 1997....................       0      $       0
  Options Written and Purchased (Net)...........     700       (179,977)
  Options Terminated in Closing Transactions
     (Net)......................................    (200)        60,976
  Options Expired (Net).........................    (200)       117,226
                                                    ----      ---------
Outstanding at June 30, 1998....................     300         (1,775)
  Options Written and Purchased (Net)...........     900        (61,108)
  Options Terminated in Closing Transactions
     (Net)......................................    (600)        (7,075)
  Options Expired (Net).........................    (500)        36,345
                                                    ----      ---------
Outstanding at March 31, 1999...................     100      $ (33,613)
                                                    ====      =========

    The related futures contracts of the outstanding option transactions as of March 31, 1999, and the descriptions and market values are as follows:

                                                                  MARKET
                                           EXPIRATION MONTH/     VALUE OF
                              CONTRACTS      EXERCISE PRICE      OPTIONS
-------------------------------------------------------------------------
U.S. Treasury Bond Options
May 1999--Purchased Put.....        100               Dec/118    $26,563
                                    ---                          --------

B. FUTURES CONTRACTS--A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in futures on U.S. Treasury Bonds and typically closes the contract prior to the delivery date. These contracts are generally used to manage the portfolio's effective maturity and duration.

    Upon entering into futures contracts, the Fund maintains, in a segregated account with its custodian, cash or liquid securities with a value equal to its obligation under the futures contracts. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The potential risk of loss associated with a futures contract could be in excess of the variation margin reflected on the Statement of Assets and Liabilities.

                                 March 31, 1999
--------------------------------------------------------------------------------

    Transactions in futures contracts for the year ended June 30, 1998 and the nine months ended March 31, 1999, were as follows:

                                                        CONTRACTS
-----------------------------------------------------------------
Outstanding at June 30, 1997........................        -0-
  Futures Opened....................................      1,675
  Futures Closed....................................     (1,575)
                                                         ------
Outstanding at June 30, 1998........................        100
  Futures Opened....................................      3,583
  Futures Closed....................................     (3,433)
                                                         ------
Outstanding at March 31, 1999.......................        250
                                                          -----

    The futures contracts outstanding as of March 31, 1999, and the descriptions and unrealized depreciation are as follows:

                                                           UNREALIZED
                                                          APPRECIATION/
                                              CONTRACTS   DEPRECIATION
-----------------------------------------------------------------------
LONG CONTRACTS:
Euro Bond Future Sept. 1999
  (Current notional value $237,238 per
  contract).................................     150        $(133,125)
SHORT CONTRACTS:
U.S. Treasury Bond Future June 1999
  (Current notional value $120,563 per
  contract).................................     100              -0-
                                                 ---        ---------
                                                 250        $(133,125)
                                              ------      ------------

C. FORWARD CURRENCY CONTRACTS--These instruments are commitments to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original value of the contract and the closing value of such contract is included as a component of realized gain/loss on forwards.

D. SWAP TRANSACTIONS--These securities represent an agreement between two parties to exchange a series of cash flows based upon various indices at specified intervals. During the period ended, March 31, 1999, the Fund made net payments of $936,983 on a Merrill Lynch High Yield Master Index swap which is included as a component of interest income. There were no open swap transactions at March 31, 1999.

6. DISTRIBUTION AND SERVICE PLANS
The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan (collectively the "Plans").

                                 March 31, 1999
--------------------------------------------------------------------------------

The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.

    Annual fees under the Plans of up to .25% for Class A net assets and 1.00% each for Class B and Class C net assets are accrued daily. Included in these fees for the nine months ended March 31, 1999 and the year ended June 30, 1998, are payments retained by Van Kampen of approximately $708,100 and $1,017,300, respectively.

                       REPORT OF INDEPENDENT ACCOUNTANTS

The Board of Trustees and Shareholders of
Van Kampen High Yield Fund:

We have audited the accompanying statement of assets and liabilities of Van Kampen High Yield Fund (the "Fund"), including the portfolio of investments, as of March 31, 1999, and the related statement of operations for the nine-month period ended March 31, 1999 and the year ended June 30, 1998, the statement of changes in net assets for the nine-month period ended March 31, 1999 and for each of the years in the two-year period ended June 30, 1998, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 1999, by correspondence with the custodian and brokers and by the application of alternative auditing procedures where broker replies were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen High Yield Fund as of March 31, 1999, the results of its operations for the nine-month period ended March 31, 1999 and the year ended June 30, 1998, the changes in its net assets for the nine-month period ended March 31, 1999 and for each of the years in the two-year period ended June 30, 1998, and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.

                                                                        KPMG LLP

Chicago, Illinois
May 5, 1999

                           VAN KAMPEN HIGH YIELD FUND

BOARD OF TRUSTEES

J. MILES BRANAGAN

RICHARD M. DEMARTINI*

LINDA HUTTON HEAGY

R. CRAIG KENNEDY

JACK E. NELSON

DON G. POWELL*

PHILLIP B. ROONEY

FERNANDO SISTO

WAYNE W. WHALEN*
Chairman

PAUL G. YOVOVICH

OFFICERS

DENNIS J. MCDONNELL*
President

JOHN L. SULLIVAN*
Vice President, Treasurer
and Chief Financial Officer

CURTIS W. MORELL*
Vice President and Chief Accounting Officer

TANYA M. LODEN*
Controller

PETER W. HEGEL*

PAUL R. WOLKENBERG*

EDWARD C. WOOD, III*
Vice Presidents

INVESTMENT ADVISER

VAN KAMPEN INVESTMENT
ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 418256
Kansas City, Missouri 64141-9256

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

KPMG LLP
303 East Wacker Drive

Chicago, Illinois 60601

* "Interested" persons of the Fund, as defined in the Investment Company Act of 1940.

(C) Van Kampen Funds Inc., 1999.
    All rights reserved.

(SM) denotes a service mark of
     Van Kampen Funds Inc.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless it has been preceded or is accompanied by an effective prospectus of the Fund which contains additional information on how to purchase shares, the sales charge, and other pertinent data. After August 31, 1999, the report, if used with prospective investors, must be accompanied by a monthly performance update.

                         YEAR 2000 READINESS DISCLOSURE

Like other mutual funds, financial and business organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by the Fund's investment adviser and other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Fund's investment adviser is taking steps that it believes are reasonably designed to address the Year 2000 Problem with respect to computer systems that it uses and to obtain reasonable assurances that comparable steps are being taken by the Fund's other major service providers. At this time, there can be no assurances that these steps will be sufficient to avoid any adverse impact to the Fund. In addition, the Year 2000 Problem may adversely affect the markets and the issuers of securities in which the Fund may invest that, in turn, may adversely affect the net asset value of the Fund. Improperly functioning trading systems may result in settlement problems and liquidity issues. In addition, corporate and governmental data processing errors may result in production problems for individual companies or issuers and overall economic uncertainty. Earnings of individual issuers will be affected by remediation costs, which may be substantial and may be reported inconsistently in U.S. and foreign financial statements. Accordingly, the Fund's investments may be adversely affected. The statements above are subject to the Year 2000 Information and Readiness Disclosure Act, which may limit the legal rights regarding the use of such statements in the case of dispute.

                               TABLE OF CONTENTS

Letter to Shareholders...........................   1
Performance Results..............................   3
Performance in Perspective.......................   4
Glossary of Terms................................   5
Portfolio Management Review......................   6
Portfolio Highlights.............................   9
Portfolio of Investments.........................  10
Statement of Assets and Liabilities..............  13
Statement of Operations..........................  14
Statement of Changes in Net Assets...............  15
Financial Highlights.............................  16
Notes to Financial Statements....................  19
Report of Independent Accountant.................  30

STGI  ANR 5/99

                             LETTER TO SHAREHOLDERS

April 20, 1999

Dear Shareholder,
    The past decade has been a remarkable time for investors. Together we've witnessed one of the greatest bull markets in investment history, unprecedented growth in mutual fund investing, and a surge in personal retirement planning. The coming millennium promises to hold even more opportunities.
    To lead us into this new era of investing, Richard F. Powers III has joined Van Kampen as Chairman and Chief Executive Officer. He comes to us from our parent company, Morgan Stanley Dean Witter & Co., where he served as Executive Vice President and Director of Marketing. He brings 27 years of experience in the financial services industry, including an extensive background in product management, strategic planning, and brand development.
    Although former Chairman Don G. Powell retired on January 1, he will remain active in the industry and the community. Mr. Powell plans to continue his service as a member of the board of directors of the Investment Company Institute, the leading mutual fund industry association, and he will remain a trustee of your fund.

ECONOMIC OVERVIEW
    The U.S. economy continued to grow at a robust pace, despite financial problems abroad. In the fourth quarter, the nation's gross domestic product
(GDP) rose at an astounding 6.0 percent annual rate, surprising most economists, whose estimates had been much more conservative. GDP remained strong through the first quarter of 1999, posting a 4.5 percent annual growth rate. However, the economy began to show signs of slowing down early in 1999, as corporate profits and wage growth declined.
    A series of interest rate cuts by the Federal Reserve helped the U.S. economy avoid the economic slump that plagued many global markets. The Fed's
0.25 percent interest rate cut in September was followed by additional cuts in October and November. These rate cuts, coupled with a wave of corporate mergers and cost-cutting measures, lent the support needed to foster continued growth. In addition, the outlook for troubled areas such as Asia and Latin America improved significantly, and most experts agree that these economies are on the slow road to recovery.
    Despite the improvements abroad and record economic growth in the United States, inflation remained at bay as commodity prices tumbled. This low inflationary environment--only a 1.7 percent increase in the consumer price index over the past 12 months--contributed to the strong domestic economy and kept inflation-adjusted interest rates attractive. A low level of unemployment, vibrant consumer spending, and an active housing market also supported the positive economic conditions.

                                                            Continued on page  2

MARKET REVIEW

    Most areas of the bond market were quite active during the reporting period, with U.S. Treasury bonds experiencing the greatest price appreciation. Intense demand, decreasing supply, and a flight to quality that included investors around the globe pushed the 30-year Treasury bond to its lowest yield ever in October 1998.

    At the same time, investors shied away from lower-rated securities, causing the prices of high-yield bonds to plummet. This lack of demand for lower-rated bonds led to unusually high yields in the marketplace as investors required significant premiums in exchange for purchasing these out-of-favor securities. The difference in yields between U.S. Treasury bonds and high-yield bonds of comparable maturity widened to as much as 7.79 percent in mid-October. The high-yield market rebounded late in 1998 as investors saw that the economy was performing well and that the global financial crisis was on its way to recovery. The prices of most investment-grade bonds experienced similar, though much less dramatic, movement during this period. Investors' preference for quality also held true for international bonds, although there was some renewed interest in lower-rated foreign bonds in recent months.

OUTLOOK

    Our outlook for the domestic economy remains positive, although the pattern of reduced growth may continue into the second half of the year. We look for a slow but steady rise in inflation throughout 1999 to more normal, but certainly not alarming levels. Internationally, low interest rates and improving financial conditions should continue to support the economic improvements we've witnessed in Asia and Latin America.
    We believe the markets may still favor higher-quality securities such as large-company stocks and investment-grade bonds in the near term. In addition, we anticipate continued day-to-day volatility in the markets, although we probably won't see sustained high or low periods during the next six months.
    Additional details about your fund, including a question-and-answer section with your portfolio management team, are provided in this report. As always, we are pleased to have the opportunity to share with you the progress of your investment.

Sincerely,
[SIG]
Richard F. Powers III

Chairman
Van Kampen Investment Advisory Corp.

[SIG]
Dennis J. McDonnell

President
Van Kampen Investment Advisory Corp.

            PERFORMANCE RESULTS FOR THE PERIOD ENDED MARCH 31, 1999

                    VAN KAMPEN SHORT-TERM GLOBAL INCOME FUND

                                           A SHARES    B SHARES    C SHARES
 TOTAL RETURNS
Nine-month total return based on
NAV(1)...................................     1.76%       1.15%       1.15%
Nine-month total return(2)...............    (1.58%)     (1.76%)      0.18%
One-year total return(2).................    (1.91%)     (2.30%)     (0.39%)
Five-year average annual total
return(2)................................     2.91%       2.80%       2.78%
Life-of-Fund average annual total
return(2)................................     3.78%       3.19%       1.76%
Commencement date........................  09/28/90    07/22/91    08/13/93
 DISTRIBUTION RATE AND YIELD
Distribution rate(3).....................     6.02%       5.41%       5.41%
SEC Yield(4).............................     6.14%       5.59%       5.59%

(1)Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (3.25% for A shares) or contingent deferred sales charge for early withdrawal (3% for B shares and 1% for C shares).

(2)Standardized total return. Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (A shares) or contingent deferred sales charge for early withdrawal (B and C shares).

(3)Distribution rate represents the monthly annualized distributions of the Fund at the end of the period and not the earnings of the Fund.

(4)SEC Yield is a standardized calculation prescribed by the Securities and Exchange Commission for determining the amount of net income a portfolio should theoretically generate for the 30-day period ending March 31, 1999.

See the Fund Performance section of the current prospectus. Past performance does not guarantee future results. Investment return and net asset value will fluctuate with market conditions. Fund shares, when redeemed, may be worth more or less than their original cost.

The Fund's net asset value will fluctuate as a result of changes in foreign exchange rates and fluctuations in market interest rates. Foreign investments involve the risks of future foreign political and economic developments and securities of many foreign companies are less liquid and their prices more volatile than domestic companies.

Market forecasts provided in this report may not necessarily come to pass.

On July 31, 1998, the Fund's Board of Trustees voted to change the Fund's fiscal year end from June 30 to March 31. As a result, this annual report reflects the 9-month period commencing on July 1, 1998 and ending on March 31, 1999.

                 PUTTING YOUR FUND'S PERFORMANCE IN PERSPECTIVE

    As you evaluate your progress toward achieving your financial goals, it is important to track your investment performance at regular intervals. A comparison of your Fund's performance to an applicable benchmark can:

    - Illustrate the market environment in which your Fund is being managed.

    - Reflect the impact of favorable market trends or difficult market conditions.

    - Help you evaluate how your Fund's management team has responded to opportunities and challenges.

    The following graph compares your Fund's performance to that of J.P. Morgan Short-Term Global Index over time. This index is a broad-based, statistical composite that does not include any commissions or sales charges that would be paid by an investor purchasing the securities it represents.

    GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
    Van Kampen Short-Term Global Income Fund vs. the J.P. Morgan Short-Term Global Index (September 28, 1990 through March 31, 1999)
[INVESTMENT PERFORMANCE GRAPH]
------------------------------------
Fund's Total Return
1 Year Total Return      =    -1.91%
5 Year Avg. Annual       =     2.91%
Inception Avg. Annual    =     3.78%
------------------------------------

                                                             VAN KAMPEN SHORT-TERM GLOBAL
                                                                     INCOME FUND              J.P. MORGAN SHORT-TERM GLOBAL INDEX
                                                             ----------------------------     -----------------------------------
Sep 1990                                                                9671.00                            10000.00
                                                                        9651.00                            10250.00
                                                                        9688.00                            10354.00
                                                                        9755.00                            10450.00
                                                                        9822.00                            10610.00
                                                                        9932.00                            10630.00
Mar 1991                                                               10060.00                            10410.00
                                                                       10108.00                            10504.00
                                                                       10172.00                            10547.00
                                                                       10152.00                            10473.00
                                                                       10205.00                            10649.00
                                                                       10299.00                            10799.00
                                                                       10412.00                            11065.00
                                                                       10546.00                            11168.00
                                                                       10548.00                            11348.00
                                                                       10695.00                            11722.00
                                                                       10775.00                            11684.00
                                                                       10970.00                            11560.00
Mar 1992                                                               11027.00                            11541.00
                                                                       11108.00                            11647.00
                                                                       11259.00                            11656.00
                                                                       11304.00                            12130.00
                                                                       11338.00                            12339.00
                                                                       11313.00                            12600.00
                                                                       11241.00                            12664.00
                                                                       11323.00                            12393.00
                                                                       11238.00                            12215.00
                                                                       11257.00                            12278.00
                                                                       11362.00                            12402.00
                                                                       11264.00                            12456.00
Mar 1993                                                               11127.00                            12619.00
                                                                       11218.00                            12811.00
                                                                       11346.00                            12833.00
                                                                       11627.00                            12724.00
                                                                       11780.00                            12669.00
                                                                       11945.00                            12668.00
                                                                       11823.00                            12960.00
                                                                       11958.00                            12951.00
                                                                       11924.00                            12699.00
                                                                       12074.00                            12960.00
                                                                       12106.00                            13084.00
                                                                       11752.00                            13067.00
Mar 1994                                                               11489.00                            13138.00
                                                                       11360.00                            13167.00
                                                                       11311.00                            13170.00
                                                                       11207.00                            13332.00
                                                                       11226.00                            13424.00
                                                                       11218.00                            13457.00
                                                                       11224.00                            13558.00
                                                                       11243.00                            13745.00
                                                                       11221.00                            13549.00
                                                                       11184.00                            13592.00
                                                                       11132.00                            13826.00
                                                                       11124.00                            14089.00
Mar 1995                                                               10955.00                            14489.00
                                                                       11107.00                            14629.00
                                                                       11299.00                            14822.00
                                                                       11284.00                            14959.00
                                                                       11448.00                            15111.00
                                                                       11583.00                            14668.00
                                                                       11704.00                            15126.00
                                                                       11780.00                            15291.00
                                                                       11857.00                            15356.00
                                                                       11919.00                            15533.00
                                                                       12089.00                            15447.00
                                                                       11980.00                            15508.00
Mar 1996                                                               12022.00                            15507.00
                                                                       12192.00                            15443.00
                                                                       12219.00                            15502.00
                                                                       12276.00                            15616.00
                                                                       12305.00                            15865.00
                                                                       12317.00                            15950.00
                                                                       12453.00                            15952.00
                                                                       12574.00                            16170.00
                                                                       12695.00                            16245.00
                                                                       12717.00                            16251.00
                                                                       12790.00                            15904.00
                                                                       12813.00                            15728.00
Mar 1997                                                               12713.00                            15753.00
                                                                       12766.00                            15641.00
                                                                       12921.00                            15878.00
                                                                       13028.00                            15908.00
                                                                       13217.00                            15686.00
                                                                       13215.00                            15786.00
                                                                       13336.00                            16029.00
                                                                       13366.00                            16261.00
                                                                       13314.00                            16102.00
                                                                       13312.00                            16050.00
                                                                       13414.00                            16101.00
                                                                       13391.00                            16206.00
Mar 1998                                                               13529.00                            16110.00
                                                                       13596.00                            16365.00
                                                                       13590.00                            16433.00
                                                                       13475.00                            16421.00
                                                                       13580.00                            16542.00
                                                                       12930.00                            16787.00
                                                                       13035.00                            17427.00
                                                                       13402.00                            17727.00
                                                                       13565.00                            17530.00
                                                                       13597.00                            17842.00
                                                                       13591.00                            17681.00
                                                                       13623.00                            17281.00
Mar 1999                                                               13713.00                            17283.00

The above chart reflects the performance of Class A shares of the Fund. The performance of Class A shares will differ from that of other share classes of the Fund because of the difference in sales charges and/or expenses paid by shareholders investing in the different share classes. The Fund's performance assumes reinvestment of all distributions, and includes payment of the maximum sales charge (3.25% for A shares).

While past performance is not indicative of future performance, the above information provides a broader vantage point from which to evaluate the discussion of the Fund's performance found in the following pages.

                               GLOSSARY OF TERMS

BASIS POINT: A measure used in quoting bond yields. One hundred basis points is equal to 1 percent. For example, if a bond's yield changes from 7.00 to 6.65 percent, it is a 35 basis-point move.

BOND: A debt security issued by a government or corporation that generally pays a bondholder a stated rate of interest and repays the principal at the maturity date.

CREDIT SPREAD: Also called quality spread, the difference in yield between higher-quality issues (such as Treasury securities) and lower-quality issues. Normally, lower-quality issues provide higher yields to compensate investors for the additional credit risk.

DURATION: A measure of the sensitivity of a bond's price to changes in interest rates, expressed in years. Each year of duration represents an expected 1 percent change in the price of a bond for every 1 percent change in interest rates. The longer a fund's duration, the greater the effect of interest rate movements on net asset value. Typically, funds with shorter durations have performed better in rising rate environments, while funds with longer durations have performed better when rates decline.

EMERGING MARKETS: The financial markets of developing economies. Many Latin
    American and Asian countries are considered emerging markets.

EUROPEAN MONETARY UNION (EMU): A group of European countries creating one currency for the entire region.

FEDERAL FUNDS RATE: The interest rate charged by one financial institution lending federal funds to another. This overnight rate is used to meet banks' daily reserve requirements. The Federal Reserve Board uses the federal funds rate to affect the direction of interest rates.

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve
    System, which is the central bank system of the United States. Its policy-making committee, called the Federal Open Market Committee, meets eight times a year to establish monetary policy and monitor the economic pulse of the United States.

INVESTMENT GRADE BONDS: Securities rated BBB and above by Standard & Poor's or
    Baa and above by Moody's Investor Services. Bonds rated below BBB or Baa are noninvestment grade.

NET ASSET VALUE (NAV): The value of a mutual fund share, calculated by deducting a fund's liabilities from its total assets and dividing this amount by the number of shares outstanding. The NAV does not include any initial or contingent deferred sales charge.

VOLATILITY: A measure of the fluctuation in the market price of a security. A security that is volatile has frequent and large swings in price.

YIELD: The annual rate of return on an investment, expressed as a percentage.

                          PORTFOLIO MANAGEMENT REVIEW
                    VAN KAMPEN SHORT-TERM GLOBAL INCOME FUND

We recently spoke with the management team of the Van Kampen Short-Term Global Income Fund about the key events and economic forces that shaped the markets during the past nine months. The team is led by Thomas J. Slefinger, portfolio manager, and Peter W. Hegel, chief investment officer for fixed-income investments.
     The Fund's fiscal year end was recently changed from June 30 to March 31. Going forward, your semiannual reports will be dated September 30, and your annual reports will be dated March 31. The following interview discusses the Fund's performance during the nine-month period since your last annual report, from July 1, 1998, to March 31, 1999.

   Q HOW WOULD YOU DESCRIBE THE INVESTMENT ENVIRONMENT IN WHICH THE FUND OPERATED DURING THE PAST NINE MONTHS?

   A During the third quarter of 1998, continued economic weakness in Asia and Japan spread to Russia and Latin America, and there were warning signs that Asia's problems were beginning to affect Europe and the United
States. With turmoil in the emerging markets and a crisis of confidence in the domestic and European markets, many investors moved into high-quality government bonds, primarily those issued by the United States.
     Paced by the Federal Reserve Board and the European Central Bank (ECB), banks worldwide lowered interest rates during the fourth quarter of 1998. The interest rate cuts renewed investor confidence and helped revive stock and bond markets in Europe and the United States. During the first quarter of 1999, global stock and bond markets began to settle down, but recent political rumblings in Eastern Europe left many investors cautious about potential market volatility.

   Q WHAT STRATEGY DID YOU EMPLOY TO MANAGE THE FUND IN THIS INVESTMENT ENVIRONMENT?

   A Because of the global problems in the third quarter, we experienced extreme volatility during most of the period in securities that are sensitive to liquidity and credit concerns, primarily high-yield and emerging market securities. Our investments in these securities were key obstacles to Fund performance during the period. During the first quarter of 1999, both sectors rebounded, despite lower-than-expected demand for high-yield securities, which has usually been strong in the first quarter. We decreased our exposure to these sectors during the turbulent period but increased our exposure as the recovery began.

   Q HOW IS THE FUND POSITIONED TO TAKE ADVANTAGE OF THIS RECOVERY IN THE EMERGING MARKETS?

   A Generally, we look for select opportunities within the emerging markets that we feel have the potential to benefit the Fund. One example is Mexico, where approximately 5 percent of the Fund is currently invested.
We believe Mexico's prudent
financial management, policy initiatives, and proximity to the United States make it attractive, and the recent recovery in oil pricing may help its performance.

    We also have significant positions in Hungary and Greece, countries that are expected to join the second wave of European economic and monetary union (EMU), which had performed well until the Kosovo situation erupted in the first quarter of 1999. Going forward, we look for interest rates and currencies in these countries to become more closely aligned with those countries already participating in EMU. For additional Fund portfolio highlights, please refer to page 9.

   Q  HOW DID THE FUND PERFORM DURING THE NINE-MONTH REPORTING PERIOD?

   A The Fund's total return for the nine-month reporting period was 1.76 percent(1) (Class A shares at net asset value). The Fund's total return for the 12 months ending March 31, 1999, was 1.36 percent (Class A Shares at net asset value). By comparison, the J.P. Morgan Short-Term Global Index, a broad-based index that tracks the major bond markets of the world with maturities of three years or less, produced a total return of 5.25 percent for the nine-month period. This index does not reflect any commissions or sales charges that would be paid by an investor purchasing the securities or investments it represents.
     The Fund's Class A distribution rate as of March 31, 1999 was 6.02 percent(3) (based on a monthly dividend of $0.037 per share and a maximum public offering price of $7.38 per share). Please refer to the chart and footnotes on page 3 for additional Fund performance results. Past performance does not guarantee future results.

   Q  WHAT INFLUENCE MIGHT JAPAN PLAY ON GLOBAL BOND MARKETS IN THE COMING
      MONTHS?

   A Currently, we have no exposure to Japan. The country began 1999 with an expansionary fiscal policy and plans to issue a tremendous amount of debt during the year. We expect the demand for this debt to be weak, which could affect their interest rates and weaken the Japanese bond market. The problem we see is that the major bond markets--including Japan, Europe, and the United States--are highly correlated, meaning they generally follow similar patterns. If Japan's bond market weakens, we look for European and U.S. bond markets to follow.

   Q  ARE YOU INVESTED IN ANY CURRENCIES?

   A We currently have approximately 8 percent of the Fund invested in the euro. In September, we felt the euro would be a strong currency in the short term because of the initial excitement surrounding its launch.
Although this has not happened, we still believe that the currency has the potential to strengthen and, if it does, we believe this position should benefit the Fund.
     In addition, we are maintaining significant currency exposure to Canada and New Zealand because of the high correlation between these currencies and their commodity-based economies. The pattern has been that as their economies recover, their currencies generally strengthen.

   Q  WHAT IS YOUR OUTLOOK FOR THE FUND IN THE NEXT SIX MONTHS?

   A Events such as the situation in Kosovo indicate to us that volatility in the global market place will probably continue. In the short term, we have positioned the Fund to take advantage of the strong U.S. dollar and plan to maintain a short duration because we expect interest rates to rise worldwide. Duration is a measure of a bond's sensitivity to interest rates, and a short duration can be used to help reduce the Fund's volatility in a rising rate environment.

    From a long-term perspective, we expect the U.S. dollar to weaken during the second half of the year and, if it does, we intend to decrease the Fund's exposure to U.S. dollar-denominated securities. Overall, we feel that rising long-term interest rates should benefit potentially higher-yielding spread products, including mortgage-backed, high-yield, and emerging market securities.

[SIG]
Thomas J. Slefinger

Portfolio Manager

[SIG]
Peter W. Hegel

Chief Investment Officer
Fixed Income Investments

                              PORTFOLIO HIGHLIGHTS

                    VAN KAMPEN SHORT-TERM GLOBAL INCOME FUND
 PORTFOLIO HOLDINGS AS A PERCENTAGE OF TOTAL INVESTMENTS

                                      TOP TEN HOLDINGS                        PERCENTAGE OF
                                           AS OF                            THESE INVESTMENTS
                                       MARCH 31, 1999                        NINE MONTHS AGO
RAST 1998-A4 .......................       14.2%         .................        11.7%
Eurodollar Time Deposit ............        7.9%         .................          N/A
Repurchase Agreement ...............        5.7%         .................        16.1%
Petro Mexicanos ....................        5.2%         .................          N/A
Union Bank of Norway ...............        3.8%         .................         3.2%
Canadian Time Deposit ..............        3.8%         .................          N/A
GMAC ...............................        3.6%         .................         3.0%
Hungary Government .................        3.4%         .................          N/A
Petroliam Nasional Berhad ..........        3.2%         .................         4.6%
Empresa Electrica Del Notre ........        2.9%         .................         3.9%

N/A = Not Applicable

 ASSET ALLOCATION AS A PERCENTAGE OF TOTAL INVESTMENTS
                                  [PIE CHART]

                                                               U.S.
                           FOREIGN       FOREIGN NON-    GOVERNMENT/MORTGAGE-                 DOMESTIC
                         INVESTMENT      INVESTMENT           BACKED            FOREIGN      INVESTMENT      REPURCHASE    PREFERRED
                         GRADE BONDS     GRADE BONDS        SECURITIES          CURRENCY     GRADE BONDS     AGREEMENT      STOCKS
                         -----------    ------------    -------------------     --------     -----------     ----------   ---------
AS OF MARCH 31, 1999        32.90           18.30              16.90              11.70         13.80           5.70         0.7%








                                  [PIE CHART]

                                                               U.S.
                           FOREIGN     FOREIGN NON-    GOVERNMENT/MORTGAGE-                  DOMESTIC
                         INVESTMENT      INVESTMENT           BACKED            FOREIGN     INVESTMENT    REPURCHASE   PREFERRED
                         GRADE BONDS     GRADE BONDS        SECURITIES          CURRENCY    GRADE BONDS    AGREEMENT    STOCK
                         -----------    ------------    --------------------    --------    -----------    ----------  ---------
AS OF JUNE 30, 1998         42.70           18.30              13.80               0.1%          8.40         16.10       0.6%


                            PORTFOLIO OF INVESTMENTS

                                 March 31, 1999
--------------------------------------------------------------------------------

  Par
 Amount
in Local
Currency                                                        Maturity     U.S. $
 (000)                    Description                 Coupon      Date    Market Value
--------------------------------------------------------------------------------------
           CORPORATE BONDS  47.0%
           CONSUMER NON-DURABLES  4.6%
  1,500    Gillette -- US$..........................   6.000%   11/14/00  $ 1,511,250
  1,000    Glaxo Welcome -- US$.....................   6.750    05/31/00    1,003,500
                                                                          -----------
                                                                            2,514,750
                                                                          -----------
           ELECTRONICS  1.7%
  1,000    CIA Transporte Energia, 144A -- US$
           (a)......................................   8.625    04/01/03      937,500
                                                                          -----------
           ENERGY  8.4%
  3,000    Petro Mexicanos, 144A -- US$ (a).........   9.857    07/15/05    2,790,000
  1,850    Petroliam Nasional Berhad, 144A -- US$
           (a) (b)..................................   6.875    07/01/03    1,754,170
                                                                          -----------
                                                                            4,544,170
                                                                          -----------
           FINANCE  27.6%
  1,000    Bank of Ireland -- US$...................   6.625    09/29/29      950,000
  2,500    Export-Import Bank Korea -- DEM..........   4.063    10/06/00    1,337,167
  1,500    GE Capital Corp. -- US$..................   5.500    01/16/01    1,497,600
  1,000    GMAC -- US$..............................   5.330    10/20/00      996,820
  1,200    GMAC -- GBP..............................   5.330    09/25/02    1,927,712
  1,500    Interamer Development Bank -- US$........   6.375    08/01/00    1,513,950
  1,000    Korea Development Bank -- US$............   7.900    02/01/02    1,002,400
  1,600    Korea Development Bank -- DEM............   5.625    10/25/99      882,323
  1,000    NBG Finance PLC -- US$...................       *    06/24/07      970,000
  2,500    Nordic Investment Bank -- NZ$............   6.750    09/16/99    1,346,726
    500    SB Treasury Co. LLC, 144A -- US$ (a)
           (b)......................................   9.400    12/29/49      490,890
  2,000    Union Bank of Norway, 144A -- US$ (a)....   9.100    10/25/00    2,065,000
                                                                          -----------
                                                                           14,980,588
                                                                          -----------
           UTILITIES  4.7%
  3,000    Empresa Electrica Del Notre, 144A -- US$
           (a)......................................   7.750    03/15/06    1,560,000
  1,000    Telecom Brazil -- US$....................  11.250    12/09/99      970,000
                                                                          -----------
                                                                            2,530,000
                                                                          -----------
           Total Corporate Bonds........................................   25,507,008
                                                                          -----------

                                               See Notes to Financial Statements

                                 March 31, 1999
--------------------------------------------------------------------------------

  Par
 Amount
in Local
Currency                                                        Maturity     U.S. $
 (000)                    Description                 Coupon      Date    Market Value
--------------------------------------------------------------------------------------
           FOREIGN GOVERNMENT AND AGENCY SECURITIES  17.7%
           COLOMBIA  5.6%
  2,500    Republic of Colombia -- Euro.............   4.900%   11/21/01  $ 1,212,780
  1,000    Republic of Colombia -- US$..............   8.660    10/07/16      885,000
  1,000    Republic of Colombia -- US$..............  12.243    08/13/05      912,500
                                                                          -----------
                                                                            3,010,280
                                                                          -----------
           GREECE  3.9%
300,000    Hellenic Republic -- GRD.................   9.200    03/21/02    1,047,756
320,000    Hellenic Republic -- GRD.................   9.800    03/21/00    1,068,471
                                                                          -----------
                                                                            2,116,227
                                                                          -----------
           HUNGARY  3.3%
425,000    Hungary Government -- HUF................  16.000    11/24/00    1,842,274
                                                                          -----------
           PANAMA  2.7%
  1,500    Republic of Panama, 144A -- US$ (a)
           (b)......................................   7.875    02/13/02    1,455,000
                                                                          -----------
           RUSSIA  0.3%
     42    Russian Ian -- US$.......................   5.969    12/15/15        3,367
  2,500    Russia Principal Loan -- Vnesh -- US$ (c)
           (d)......................................   5.969    12/15/20      181,250
                                                                          -----------
                                                                              184,617
                                                                          -----------
           SOUTH AFRICA  1.9%
  1,000    Republic of South Africa -- US$..........   9.625    12/15/99    1,018,800
                                                                          -----------
           Total Foreign Government and Agency Securities...............    9,627,198
                                                                          -----------
           US GOVERNMENT AND AGENCY OBLIGATIONS 2.7%
  2,600    FNMA -- NZ$..............................   7.250    06/20/02    1,451,157
                                                                          -----------
           MORTGAGE BACKED OBLIGATIONS  14.1%
  7,650    RAST 1998-A4 -- US$ (b)..................   6.750    05/25/28    7,672,711
                                                                          -----------
           PREFERRED STOCK  0.7%
           Avalon Bay Communities, Inc. -- US$ (6,000 preferred
           shares)......................................................      148,875
           First Industrial Realty Trust -- US$ (10,000 preferred
           shares)......................................................      218,750
                                                                          -----------
           Total Preferred Stock........................................      367,625
                                                                          -----------
REPURCHASE AGREEMENT  5.7%
State Street Bank and Trust (collateralized by $1,935,000 of U.S.
Treasury Bonds, 13.25% coupon, due 05/15/14 dated 03/31/99, to be sold
on 04/01/99 at $3,082,415)..............................................    3,082,000
                                                                          -----------

                                               See Notes to Financial Statements

                                 March 31, 1999
--------------------------------------------------------------------------------

  Par
 Amount
in Local
Currency                                                        Maturity     U.S. $
 (000)                    Description                 Coupon      Date    Market Value
--------------------------------------------------------------------------------------
           SHORT TERM NOTES  11.6%
  2,043    Canadian Time Deposit....................   4.750%   04/26/99  $ 2,043,420
  4,264    Eurodollar Time Deposit..................       *    04/12/99    4,263,632
                                                                          -----------
                                                                            6,307,052
                                                                          -----------
TOTAL INVESTMENTS  99.5%
  (Cost $56,708,110)....................................................    54,014,751
OTHER ASSETS IN EXCESS OF LIABILITIES  0.5%.............................       265,670
                                                                          -----------
NET ASSETS  100.0%......................................................   $54,280,421
                                                                          ------------

 *  Zero coupon bond

(a) 144A securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

(b) Assets segregated as collateral for open forward currency contracts.

(c) Payment in kind security.

(d) Security is accruing at less than the stated coupon.

                    PORTFOLIO COMPOSITION BY CREDIT QUALITY

The following table summarizes the portfolio composition at March 31, 1999, based upon the highest credit quality ratings as determined by Standard & Poor's or Moody's.

Short Term Notes...............   11.7%
Repurchase Agreement...........    5.7%
AAA............................   28.5%
AA.............................    4.7%
A..............................   10.9%
BBB............................   20.2%
BB.............................   12.4%
NR.............................    5.9%
                                 -----
                                 100.0%
                                 =====

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                                 March 31, 1999
--------------------------------------------------------------------------------

ASSETS:
Total Investments (Cost $56,708,110)........................    $ 54,014,751
Cash........................................................             871
Receivables:
  Interest..................................................         784,814
  Investments Sold..........................................          62,108
  Forward Currency Contracts................................          28,889
  Fund Shares Sold..........................................             900
                                                                ------------
      Total Assets..........................................      54,892,333
                                                                ------------
LIABILITIES:
Payables:
  Income Distributions......................................         148,581
  Distributor and Affiliates................................          92,397
  Investment Advisory Fee...................................          25,511
  Fund Shares Repurchased...................................          23,491
Accrued Expenses............................................         178,674
Trustees' Deferred Compensation and Retirement Plans........         143,258
                                                                ------------
      Total Liabilities.....................................         611,912
                                                                ------------
NET ASSETS..................................................    $ 54,280,421
                                                                ============
NET ASSETS CONSIST OF:
Capital.....................................................    $123,851,003
Accumulated Distributions in Excess of Net Investment
  Income....................................................      (1,974,455)
Net Unrealized Depreciation.................................      (2,802,037)
Accumulated Net Realized Loss...............................     (64,794,090)
                                                                ------------
NET ASSETS..................................................    $ 54,280,421
                                                                ============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $50,986,605 and 7,142,474 shares of
    beneficial interest issued and outstanding).............    $       7.14
    Maximum sales charge (3.25%* of offering price).........             .24
                                                                ------------
    Maximum offering price to public........................    $       7.38
                                                                ============
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $3,029,945 and 424,495 shares of
    beneficial interest issued and outstanding).............    $       7.14
                                                                ============
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $263,871 and 36,957 shares of beneficial
    interest issued and outstanding)........................    $       7.14
                                                                ============

*On sales of $25,000 or more, the sales charge will be reduced.

                                               See Notes to Financial Statements

                             STATEMENT OF OPERATIONS

                    For the Nine Months Ended March 31, 1999
                        and the Year Ended June 30, 1998
 -------------------------------------------------------------------------------

                                                       Nine Months Ended     Year Ended
                                                        March 31, 1999      June 30, 1998
-----------------------------------------------------------------------------------------
INVESTMENT INCOME:
Interest (net of foreign withholding taxes of $2,676
  and $13,886, respectively, for the nine months ended
  3/31/99 and the year ended 6/30/98).................    $ 3,400,269        $ 5,294,057
Dividends.............................................         26,486             14,298
                                                          -----------        -----------
    Total Income......................................      3,426,755          5,308,355
                                                          -----------        -----------
EXPENSES:
Investment Advisory Fee...............................        242,697            434,761
Distribution (12b-1) and Service Fees (Attributed to
  Classes A, B and C of $93,706, $64,108 and $2,336,
  respectively for the nine months ended 3/31/99 and
  $102,020, $379,656 and $2,737, respectively, for the
  year ended 6/30/98).................................        160,150            484,413
Shareholder Services..................................        117,791            196,607
Custody...............................................         50,511             51,999
Blue Sky Expense......................................         39,037             53,912
Trustees' Fees and Expenses...........................         24,361             28,422
Legal.................................................         20,550             12,375
Other.................................................         81,905            145,646
                                                          -----------        -----------
    Total Expenses....................................        737,002          1,408,135
    Less Expenses Reimbursed..........................            -0-             14,546
                                                          -----------        -----------
    Net Expenses......................................        737,002          1,393,589
                                                          -----------        -----------
NET INVESTMENT INCOME.................................    $ 2,689,753        $ 3,914,766
                                                          ===========        ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments.........................................    $  (137,078)       $   863,170
  Options.............................................            -0-             18,292
  Futures.............................................       (366,635)          (119,252)
  Forwards............................................         82,459          3,165,132
  Foreign Currency Transactions.......................     (1,030,272)        (4,194,518)
                                                          -----------        -----------
Net Realized Loss.....................................     (1,451,526)          (267,176)
                                                          -----------        -----------
Net Unrealized Appreciation/Depreciation:
  Beginning of the Period.............................     (2,416,979)        (1,420,976)
                                                          -----------        -----------
  End of the Period:
    Investments.......................................     (2,693,359)        (1,465,165)
    Forwards..........................................        (87,945)          (939,286)
    Futures...........................................            -0-            (12,353)
    Foreign Currency Translation......................        (20,733)              (175)
                                                          -----------        -----------
                                                           (2,802,037)        (2,416,979)
                                                          -----------        -----------
Net Unrealized Depreciation During the Period.........       (385,058)          (996,003)
                                                          -----------        -----------
NET REALIZED AND UNREALIZED LOSS......................    $(1,836,584)       $(1,263,179)
                                                          ===========        ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS............    $   853,169        $ 2,651,587
                                                          ===========        ===========

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

                For the Nine Months Ended March 31, 1999 and the
                       Years Ended June 30, 1998 and 1997
--------------------------------------------------------------------------------

                                           Nine Months Ended    Year Ended      Year Ended
                                            March 31, 1999     June 30, 1998   June 30, 1997
--------------------------------------------------------------------------------------------
From Investment Activities:
Operations:
Net Investment Income.....................    $ 2,689,753      $  3,914,766    $  5,420,224
Net Realized Gain/Loss....................     (1,451,526)         (267,176)      1,725,990
Net Unrealized Depreciation During the
  Period..................................       (385,058)         (996,003)     (1,136,411)
                                              -----------      ------------    ------------
Change in Net Assets from Operations......        853,169         2,651,587       6,009,803
                                              -----------      ------------    ------------
Distributions from Net Investment
  Income..................................     (2,678,361)       (3,914,766)     (5,420,224)
Distributions in Excess of Net Investment
  Income..................................            -0-          (331,088)     (1,573,147)
                                              -----------      ------------    ------------
Distributions from and in Excess of Net
  Investment Income*......................     (2,678,361)       (4,245,854)     (6,993,371)
Return of Capital Distribution*...........            -0-          (290,326)        (91,680)
                                              -----------      ------------    ------------
Total Distributions.......................     (2,678,361)       (4,536,180)     (7,085,051)
                                              -----------      ------------    ------------
NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES..............................     (1,825,192)       (1,884,593)     (1,075,248)
                                              -----------      ------------    ------------
FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold.................     14,681,976        19,032,931       3,720,807
Net Asset Value of Shares Issued Through
  Dividend Reinvestment...................      1,300,796         2,772,850       4,048,955
Cost of Shares Repurchased................    (25,487,170)      (46,043,368)    (46,302,530)
                                              -----------      ------------    ------------
NET CHANGE IN NET ASSETS FROM CAPITAL
  TRANSACTIONS............................     (9,504,398)      (24,237,587)    (38,532,768)
                                              -----------      ------------    ------------
TOTAL DECREASE IN NET ASSETS..............    (11,329,590)      (26,122,180)    (39,608,016)
NET ASSETS:
Beginning of the Period...................     65,610,011        91,732,191     131,340,207
                                              -----------      ------------    ------------
End of the Period (Including accumulated
  distributions in excess of net
  investment income of $1,974,455,
  $1,985,847 and $455,277,
  respectively)...........................    $54,280,421      $ 65,610,011    $ 91,732,191
                                              ===========      ============    ============

                                            Nine Months Ended    Year Ended      Year Ended
          *Distributions by Class            March 31, 1999     June 30, 1998   June 30, 1997
---------------------------------------------------------------------------------------------
Distributions from and in Excess of Net
  Investment Income:
  Class A Shares...........................    $(2,323,505)       (2,310,645)   $ (3,003,963)
  Class B Shares...........................       (342,314)       (1,921,964)     (3,977,304)
  Class C Shares...........................        (12,542)          (13,245)        (12,104)
                                               -----------      ------------    ------------
                                               $(2,678,361)     $ (4,245,854)   $ (6,993,371)
                                               ===========      ============    ============
Return of Capital Distribution:
  Class A Shares...........................    $       -0-      $   (179,548)   $    (40,726)
  Class B Shares...........................            -0-          (109,531)        (50,795)
  Class C Shares...........................            -0-            (1,247)           (159)
                                               -----------      ------------    ------------
                                               $       -0-      $   (290,326)   $    (91,680)
                                               ===========      ============    ============

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

     The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                            Year Ended June 30,
                               Nine Months Ended   --------------------------------------
       Class A Shares           March 31, 1999     1998    1997    1996    1995     1994
-----------------------------------------------------------------------------------------
Net Asset Value, Beginning of
  the Period.................             $7.35    $7.55   $7.62   $7.56   $8.15    $9.11
                                          -----    -----   -----   -----   -----   ------
Net Investment Income........               .33      .39     .42     .49     .50      .59
Net Realized and Unrealized
  Gain/Loss..................              (.21)    (.13)    .03     .16    (.45)    (.89)
                                          -----    ------   -----   -----   -----   ------
Total from Investment
  Operations.................               .12      .26     .45     .65     .05     (.30)
                                          -----    -----   -----   -----   -----   ------
Less:
  Distributions from and in
    Excess of Net Investment
    Income...................               .33      .42     .51     -0-     .37      .35
  Return of Capital
    Distribution.............               -0-      .04     .01     .59     .27      .31
                                          -----    -----   -----   -----   -----   ------
Total Distributions..........               .33      .46     .52     .59     .64      .66
                                          -----    -----   -----   -----   -----   ------
Net Asset Value, End of the
  Period.....................             $7.14    $7.35   $7.55   $7.62   $7.56    $8.15
                                          =====    =====   =====   =====   =====   ======
Total Return* (a)............             1.76%**  3.46%   6.09%   8.81%    .69%   (3.61%)
Net Assets at End of the
  Period (In millions).......             $51.0    $45.7   $39.5   $50.1   $72.5   $147.7
Ratio of Expenses to Average
  Net Assets* (b)............             1.56%    1.39%   1.33%   1.31%   1.14%    1.13%
Ratio of Net Investment
  Income to Average Net
  Assets*....................             6.21%    5.40%   5.37%   6.54%   7.20%    6.64%
Portfolio Turnover...........               53%**   175%    378%    225%    204%     259%

* If certain expenses had not been assumed by Van Kampen, Total Return would have been lower and the ratios would have been as follows:

Ratio of Expenses to Average
  Net Assets (b).............                N/A   1.41%   1.36%   1.34%     N/A      N/A
Ratio of Net Investment
  Income to Average Net
  Assets.....................                N/A   5.38%   5.34%   6.51%     N/A      N/A

**Non-Annualized

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(b) Beginning with the year ended June 30, 1997, the Ratios of Expenses to Average Net Assets are based upon expense amounts which do not reflect credits earned on overnight cash balances.

N/A = Not Applicable

                                               See Notes to Financial Statements

     The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                              Year Ended June 30,
                               Nine Months Ended   ------------------------------------------
Class B Shares                 March 31, 1999(a)   1998(a)   1997(a)   1996    1995     1994
---------------------------------------------------------------------------------------------
Net Asset Value, Beginning of
  the Period.................        $7.35          $7.55     $7.62    $7.56   $8.15    $9.10
                                     -----          -----     -----    -----   -----   ------
Net Investment Income........          .36            .36       .35      .39     .41      .54
Net Realized and Unrealized
  Gain/Loss..................         (.28)          (.16)      .04      .20    (.42)    (.90)
                                     -----          -----     -----    -----   -----   ------
Total from Investment
  Operations.................          .08            .20       .39      .59    (.01)    (.36)
                                     -----          -----     -----    -----   -----   ------
Less:
  Distributions from and in
    Excess of Net Investment
    Income...................          .29            .37       .45      -0-     .34      .32
  Return of Capital
    Distribution.............          -0-            .03       .01      .53     .24      .27
                                     -----          -----     -----    -----   -----   ------
Total Distributions..........          .29            .40       .46      .53     .58      .59
                                     -----          -----     -----    -----   -----   ------
Net Asset Value, End of the
  Period.....................        $7.14          $7.35     $7.55    $7.62   $7.56    $8.15
                                     =====          =====     =====    =====   =====   ======
Total Return* (b)............        1.15%**        2.67%     5.29%    8.02%   (.14%)  (4.22%)
Net Assets at End of the
  Period (In millions).......        $3.0           $19.6     $52.1    $81.1   $127.9  $271.8
Ratio of Expenses to Average
  Net Assets* (c)............        2.31%          2.16%     2.09%    2.09%   1.96%    1.85%
Ratio of Net Investment
  Income to Average Net
  Assets*....................        5.46%          4.48%     4.62%    5.79%   6.42%    5.91%
Portfolio Turnover...........          53%**         175%      378%     225%    204%     259%

* If certain expenses had not been
assumed by Van Kampen, Total
Return would have been lower and
the ratios would have been
as follows:

Ratio of Expenses to Average
  Net Assets (c).............          N/A          2.18%     2.12%    2.09%     N/A      N/A
Ratio of Net Investment
  Income to Average Net
  Assets.....................          N/A          4.46%     4.59%    5.76%     N/A      N/A

** Non-Annualized

(a) Based on average month-end shares outstanding.

(b) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(c) Beginning with the year ended June 30, 1997, the Ratios of Expenses to Average Net Assets are based upon expense amounts which do not reflect credits earned on overnight cash balances.

N/A = Not Applicable

                                               See Notes to Financial Statements

     The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                                                  August 13, 1993
                                                     Year Ended June 30,          (Commencement of
                          Nine Months Ended   ---------------------------------   Distribution) to
     Class C Shares       March 31, 1999(a)   1998(a)   1997(a)   1996    1995     June 30, 1994
--------------------------------------------------------------------------------------------------
Net Asset Value,
  Beginning of the
  Period................       $ 7.35          $7.55     $7.62    $7.56   $8.16       $  9.24
                               ------          -----     -----    -----   -----       -------
Net Investment Income...          .29            .34       .35      .45     .50           .49
Net Realized and
  Unrealized
  Gain/Loss.............         (.21)          (.14)      .04      .14    (.52)        (1.05)
                               ------          -----     -----    -----   -----       -------
Total from Investment
  Operations............          .08            .20       .39      .59    (.02)         (.56)
                               ------          -----     -----    -----   -----       -------
Less:
  Distributions from and
    in Excess of Net
    Investment Income...          .29            .37       .45      -0-     .34           .27
  Return of Capital
    Distribution........          -0-            .03       .01      .53     .24           .25
                               ------          -----     -----    -----   -----       -------
Total Distributions.....          .29            .40       .46      .53     .58           .52
                               ------          -----     -----    -----   -----       -------
Net Asset Value, End of
  the Period............       $ 7.14          $7.35     $7.55    $7.62   $7.56       $  8.16
                               ======          =====     =====    =====   =====       =======
Total Return* (b).......        1.15%**        2.67%     5.29%    8.03%   (.27%)       (6.32%)**
Net Assets at End of the
  Period (In
  millions).............          $.3           $.3       $.2      $.2      $.2           $.2
Ratio of Expenses to
  Average Net Assets*
  (c)...................        2.33%          2.16%     2.09%    2.07%   1.96%         1.84%
Ratio of Net Investment
  Income to Average Net
  Assets*...............        5.46%          4.67%     4.63%    5.72%   6.30%         5.83%
Portfolio Turnover......          53%**         175%      378%     225%    204%          259%

* If certain expenses had not been
assumed by Van Kampen, Total
Return would have been lower and
the ratios would have been
as follows:

Ratio of Expenses to
 Average Net Assets
  (c)...................          N/A          2.17%     2.12%    2.09%     N/A           N/A
Ratio of Net Investment
  Income to Average Net
  Assets................          N/A          4.65%     4.60%    5.69%     N/A           N/A

** Non-Annualized

(a) Based on average month-end shares outstanding.

(b) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(c) Beginning with the year ended June 30, 1997, the Ratios of Expenses to Average Net Assets are based upon expense amounts which do not reflect credits earned on overnight cash balances.

N/A = Not Applicable

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                                 March 31, 1999
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Short-Term Global Income Fund (the "Fund") is organized as a series of Van Kampen Trust (the "Trust"), a Delaware business trust, and is registered as a non-diversified open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek a high level of current income, consistent with prudent investment risk through investment in a global portfolio of investment grade debt securities denominated in various currencies and multi-national currency units and having an average duration of three years or less. The Fund commenced investment operations on September 28, 1990. The distribution of the Fund's Class B and Class C shares commenced on July 22, 1991, and August 13, 1993, respectively. In July, 1998, the Fund's Board of Trustees approved a change in the Fund's fiscal year end from June 30 to March 31. As a result, this financial report reflects the nine-month period commencing on July 1, 1998, and ending on March 31, 1999.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Investments are stated at value using the last available bid price, or if not available, yield equivalents obtained from dealers in the over-the-counter (OTC) or interbank market. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made. At March 31, 1999, there were no when issued or delayed delivery purchase commitments.

                                 March 31, 1999
--------------------------------------------------------------------------------

    The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Investment Advisory Corp. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such security only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. INCOME AND EXPENSES--Interest income is recorded on an accrual basis. Bond premium and original issue discount are amortized over the expected life of each applicable security. Expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. CURRENCY TRANSLATION--Assets and liabilities denominated in foreign currencies and commitments under forward currency contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates prevailing when accrued.

E. FEDERAL INCOME TAXES--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. Although the Fund's fiscal year end was recently changed from June 30 to March 31, the Fund's tax year end remains June 30.

    The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At June 30, 1998, the Fund had an accumulated capital loss carryforward for tax purposes of $63,342,563 which will expire between June 30, 2001 and June 30, 2004. Net realized gains or losses may

                                 March 31, 1999
--------------------------------------------------------------------------------

differ for financial and tax reporting purposes primarily as a result of the difference in the Fund's tax year end, post October 31 losses which are not recognized for tax purposes until the first day of the following fiscal year and as a result of gains or losses recognized for tax purposes on open forward transactions at June 30, 1998.

    At March 31, 1999, for federal income tax purposes, cost of long- and short-term investments is $56,708,110; the aggregate gross unrealized appreciation is $174,424 and the aggregate gross unrealized depreciation is $2,867,783 resulting in net unrealized depreciation of $2,693,359.

F. DISTRIBUTION OF INCOME AND GAINS--The Fund declares daily and pays monthly dividends from net investment income. Net investment income for federal income tax purposes includes gains and losses realized on transactions in foreign currencies and options on foreign currencies. These realized gains and losses are included as net realized gains or losses for financial reporting purposes. Net realized gains, if any, are distributed annually.

    For the year ended June 30, 1998, permanent book and tax differences relating to net realized currency losses totaling $1,199,482 were reclassified from accumulated net realized gain/loss to accumulated undistributed net investment income.

    For tax purposes, the determination of a return of capital distribution is made at the Fund's taxable year end (June 30). Therefore, while it is likely that a portion of the Fund's distribution will ultimately be characterized as a return of capital for tax purposes, no such designation has been made for the nine months ended March 31, 1999.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly of .55% of the Fund's average net assets.

    For the nine months ended March 31, 1999 and the year ended June 30, 1998, the Fund recognized expenses of approximately $12,900 and $2,800, respectively, representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    For the nine months ended March 31, 1999 and the year ended June 30, 1998, the Fund recognized expenses of approximately $17,600 and $23,000, respectively, representing Van Kampen's cost of providing accounting and legal services to the Fund.

                                 March 31, 1999
--------------------------------------------------------------------------------

    Van Kampen Investor Services Inc. ("VKIS"), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the nine months ended March 31, 1999 and the year ended June 30, 1998, the Fund recognized expenses of approximately $73,700 and $133,400, respectively. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

3. CAPITAL TRANSACTIONS
The Fund has outstanding three classes of shares of beneficial interest, Classes A, B and C, each with a par value of $.01 per share. There are an unlimited number of shares of each class authorized.

                                 March 31, 1999
--------------------------------------------------------------------------------

    At March 31, 1999, capital aggregated $75,377,296, $48,190,817 and $282,890, for Classes A, B and C, respectively. For the nine months ended March 31, 1999, transactions were as follows:

                                                  SHARES         VALUE
--------------------------------------------------------------------------
Sales:
  Class A.....................................   2,006,866    $ 14,345,350
  Class B.....................................      38,305         277,659
  Class C.....................................       8,367          58,967
                                                ----------    ------------
Total Sales...................................   2,053,538    $ 14,681,976
                                                ==========    ============
Dividend Reinvestment:
  Class A.....................................     155,386    $  1,111,883
  Class B.....................................      24,804         177,510
  Class C.....................................       1,596          11,403
                                                ----------    ------------
Total Dividend Reinvestment...................     181,786    $  1,300,796
                                                ==========    ============
Repurchases:
  Class A.....................................  (1,242,343)   $ (8,908,308)
  Class B.....................................  (2,299,947)    (16,448,982)
  Class C.....................................     (18,281)       (129,880)
                                                ----------    ------------
Total Repurchases.............................  (3,560,571)   $(25,487,170)
                                                ==========    ============

                                 March 31, 1999
--------------------------------------------------------------------------------

    At June 30, 1998, capital aggregated $68,828,371, $64,184,630 and $342,400, for Classes A, B and C, respectively. For the year ended June 30, 1998, transactions were as follows:

                                                  SHARES         VALUE
--------------------------------------------------------------------------
Sales:
  Class A.....................................   2,451,703    $ 18,354,657
  Class B.....................................      64,808         487,442
  Class C.....................................      25,354         190,832
                                                ----------    ------------
Total Sales...................................   2,541,865    $ 19,032,931
                                                ==========    ============
Dividend Reinvestment:
  Class A.....................................     227,701    $  1,709,854
  Class B.....................................     139,292       1,048,650
  Class C.....................................       1,914          14,346
                                                ----------    ------------
Total Dividend Reinvestment...................     368,907    $  2,772,850
                                                ==========    ============
Repurchases:
  Class A.....................................  (1,683,807)   $(12,642,954)
  Class B.....................................  (4,446,060)    (33,357,245)
  Class C.....................................      (5,747)        (43,169)
                                                ----------    ------------
Total Repurchases.............................  (6,135,614)   $(46,043,368)
                                                ==========    ============

                                 March 31, 1999
--------------------------------------------------------------------------------

    At June 30, 1997, capital aggregated $61,586,372, $96,115,314 and $181,638, for Classes A, B and C, respectively. For the year ended June 30, 1997, transactions were as follows:

                                                  SHARES         VALUE
--------------------------------------------------------------------------
Sales:
  Class A.....................................     258,752    $  1,966,958
  Class B.....................................     212,311       1,604,749
  Class C.....................................      19,713         149,100
                                                ----------    ------------
Total Sales...................................     490,776    $  3,720,807
                                                ==========    ============
Dividend Reinvestment:
  Class A.....................................     261,651    $  1,982,096
  Class B.....................................     271,233       2,054,943
  Class C.....................................       1,572          11,916
                                                ----------    ------------
Total Dividend Reinvestment...................     534,456    $  4,048,955
                                                ==========    ============
Repurchases:
  Class A.....................................  (1,868,594)   $(14,169,926)
  Class B.....................................  (4,219,580)    (31,987,407)
  Class C.....................................     (19,067)       (145,197)
                                                ----------    ------------
Total Repurchases.............................  (6,107,241)   $(46,302,530)
                                                ==========    ============

    Class B and C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). Class B shares purchased on or after June 1, 1996 will automatically convert to Class A shares after the eighth year following purchase. Class B shares purchased before June 1, 1996 automatically convert to Class A shares after the sixth year following purchase. Class C shares purchased before January 1, 1997 will automatically convert to Class A shares after the tenth year following purchase. The CDSC will be imposed on most redemptions made within three years of the

                                 March 31, 1999
--------------------------------------------------------------------------------

purchase for Class B and one year of the purchase for Class C as detailed in the following schedule.

                                                    CONTINGENT DEFERRED
                                                        SALES CHARGE
                                                 --------------------------
             YEAR OF REDEMPTION                  CLASS B            CLASS C
---------------------------------------------------------------------------
First........................................      3.00%              1.00%
Second.......................................      2.00%               None
Third........................................      1.00%               None
Fourth and Thereafter........................       None               None

    For the nine months ended March 31, 1999 and the year ended June 30, 1998, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A shares of approximately $200 and $200, respectively, and CDSC on redeemed shares of approximately $1,900 and $10,200, respectively. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS
For the nine months ended March 31, 1999, the cost of purchases and proceeds from sales of investments, excluding short-term investments were $27,537,985 and $36,216,139, respectively.
    For the year ended June 30, 1998, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $116,378,688 and $135,900,050, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS
A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.
    The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio and to manage the portfolio's effective yield, foreign currency exposure, maturity and duration. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when exercising a call option contract or taking delivery of a security underlying a forward contract. In this instance, the recognition of gain or loss is postponed until the disposal of the security underlying the option or forward contract. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.

                                 March 31, 1999
--------------------------------------------------------------------------------

    Summarized below are the specific types of derivative financial instruments used by the Fund.

A. OPTION CONTRACTS--An option contract gives the buyer the right, but not the obligation to buy (call) or sell (put) an underlying item at a fixed exercise price during a specified period.
There were no transactions in options for the nine months ended March 31, 1999. Transactions in options for the year ended June 30, 1998, were as follows:

                                                    CONTRACTS     PREMIUM
--------------------------------------------------------------------------
Outstanding at June 30, 1997....................         1       $ (27,698)
Options Written and Purchased (Net).............        12         444,910
Options Terminated in Closing Transactions
  (Net).........................................       (12)       (444,910)
Options Expired (Net)...........................        (1)         27,698
                                                       ---       ---------
Outstanding at June 30, 1998....................       -0-       $     -0-
                                                       ===       =========

B. FUTURES CONTRACTS--A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in futures on U.S. Treasury Notes and typically closes the contract prior to the delivery date. These contracts are generally used to manage the portfolio's effective maturity and duration.
    Upon entering into futures contracts, the Fund maintains, in a segregated account with its custodian, securities with a value equal to its obligation under the futures contracts. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The potential risk of loss associated with a futures contract could be in excess of the variation margin reflected on the Statement of Assets and Liabilities. The cost of securities acquired through delivery under a contract is adjusted by the unrealized gain or loss on the contract.

                                 March 31, 1999
--------------------------------------------------------------------------------

    Transactions in futures contracts for the nine months ended March 31, 1999 and the year ended June 30, 1998, were as follows:

                                                             CONTRACTS
----------------------------------------------------------------------
Outstanding at June 30, 1997...............................     -0-
Futures Opened.............................................     371
Futures Closed.............................................    (356)
                                                               ----
Outstanding at June 30, 1998...............................      15
Futures Opened.............................................     257
Futures Closed.............................................    (272)
                                                               ----
Outstanding at March 31, 1999..............................     -0-
                                                               ====

C. FORWARD CURRENCY CONTRACTS--These instruments are commitments to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original value of the contract and the closing value of such contract is included as a component of realized gain/loss on forwards.
    At March 31, 1999, the Fund has outstanding forward currency contracts as follows:

             FORWARD                  CURRENT             UNREALIZED
        CURRENCY CONTRACTS             VALUE             DEPRECIATION
---------------------------------------------------------------------------
SHORT CONTRACTS:
Euro Currency,
  6,906,480 expiring 06/01/99.....  $ 7,493,579            $(70,840)
Greek Drachma,
  593,600,000 expiring 05/17/99...    1,956,350              (9,802)
New Zealand Dollar,
  1,901,502 expiring 05/06/99.....    1,013,786                 -0-
Pound Sterling,
  1,124,805 expiring
  04/06/99-05/06/99...............    1,815,012              (7,303)
                                    -----------            --------
                                    $12,278,727            $(87,945)
                                    ===========            ========

D. CLOSED BUT UNSETTLED FORWARD COMMITMENTS--In certain situations, the Fund has entered into offsetting transactions for outstanding forward commitments prior to settlement of the obligation. In doing so, the Fund realizes a gain or loss on the transactions at the time the forward commitment is closed. Risk may result due to the potential inability of counterparties to meet the terms of their contracts. At March 31,

                                 March 31, 1999
--------------------------------------------------------------------------------

1999, the Fund has net realized gains on closed but unsettled forward currency contracts of $116,834 scheduled to settle between April 1, 1999 and October 27, 1999. This amount is due from two counterparties.

6. DISTRIBUTION AND SERVICE PLANS
The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.

    Annual fees under the Plans of up to .25% of Class A net assets and 1.00% each of Class B and Class C net assets are accrued daily. Included in these fees for the nine months ended March 31, 1999 and the year ended June 30, 1998, are payments retained by Van Kampen of approximately $71,300 and $320,100, respectively.

                       REPORT OF INDEPENDENT ACCOUNTANTS

The Board of Trustees and Shareholders of
Van Kampen Short-Term Global Income Fund:

We have audited the accompanying statement of assets and liabilities of Van Kampen Short-Term Global Income Fund (the "Fund"), including the portfolio of investments, as of March 31, 1999, and the related statement of operations for the nine-month period ended March 31, 1999 and the year ended June 30, 1998, the statement of changes in net assets for the nine-month period ended March 31, 1999 and for each of the years in the two year period ended June 30, 1998, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Short-Term Global Income Fund as of March 31, 1999, the results of its operations for the nine-month period ended March 31, 1999 and the year ended June 30, 1998, the changes in its net assets for the nine-month period ended March 31, 1999 and for each of the years in the two year period ended June 30, 1998, and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.

                                                                        KPMG LLP

Chicago, Illinois

May 6, 1999

                                VAN KAMPEN FUNDS

EQUITY FUNDS

Domestic
   Aggressive Equity
   Aggressive Growth
   American Value
   Comstock
   Emerging Growth
   Enterprise
   Equity Growth
   Equity Income
   Growth
   Growth and Income
   Harbor
   Pace
   Real Estate Securities
   Utility
   Value
Global/International
   Asian Growth
   Emerging Markets
   European Equity
   Global Equity
   Global Equity Allocation
   Global Franchise
   Global Managed Assets
   International Magnum
   Latin American

FIXED-INCOME FUNDS
Income
   Corporate Bond
   Global Fixed Income
   Global Government Securities
   Government Securities
   High Income Corporate Bond
   High Yield
   High Yield & Total Return
   Limited Maturity Government
   Short-Term Global Income
   Strategic Income
   U.S. Government
   U.S. Government Trust for Income
   Worldwide High Income
Tax Exempt Income
   California Insured Tax Free
   Florida Insured Tax Free Income
   High Yield Municipal
   Insured Tax Free Income
   Intermediate Term Municipal Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Tax Free High Income
Capital Preservation
   Reserve
   Tax Free Money
SENIOR LOAN
   Prime Rate Income Trust
   Senior Floating Rate

To find out more about any of these
funds, ask your financial advisor for
a prospectus, which contains more
complete information, including sales
charges, risks, and expenses. Please
read it carefully before you invest
or send money.

To view a current Van Kampen fund
prospectus or to receive additional
fund information, choose from one of
the following:

- visit our Web site at WWW.VANKAMPEN.COM--to view a prospectus, select Download Prospectus

- call us at 1-800-341-2911 weekdays from 7:00 a.m. to 7:00 p.m. Central time. Telecommunications Device for the Deaf users, call 1-800-421-2833.

- e-mail us by visiting WWW.VANKAMPEN.COM and selecting Contact Us

                    VAN KAMPEN SHORT-TERM GLOBAL INCOME FUND

BOARD OF TRUSTEES

J. MILES BRANAGAN

RICHARD M. DEMARTINI*

LINDA HUTTON HEAGY

R. CRAIG KENNEDY

JACK E. NELSON

DON G. POWELL*

PHILLIP B. ROONEY

FERNANDO SISTO

WAYNE W. WHALEN* - Chairman

PAUL G. YOVOVICH

OFFICERS

DENNIS J. MCDONNELL*
President

JOHN L. SULLIVAN*
Vice President, Treasurer and Chief Financial Officer

CURTIS W. MORELL*
Vice President and Chief Accounting Officer

TANYA M. LODEN*
Controller

PETER W. HEGEL*

PAUL R. WOLKENBERG*

EDWARD C. WOOD III*
Vice Presidents

INVESTMENT ADVISER

VAN KAMPEN
INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR
SERVICES INC.
P.O. Box 418256
Kansas City, Missouri 64141-9256

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

KPMG LLP
303 East Wacker Drive
Chicago, Illinois 60601

* "Interested" persons of the Fund, as defined in the Investment Company Act of 1940.

(C) Van Kampen Funds Inc. 1999 All rights reserved.

(SM) denotes a service mark of Van Kampen Funds Inc.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless it has been preceded or is accompanied by an effective prospectus of the Fund which contains additional information on how to purchase shares, the sales charge, and other pertinent data. After August 31, 1999, this report, if used with prospective investors, must be accompanied by a quarterly performance update.

                         YEAR 2000 READINESS DISCLOSURE

Like other mutual funds, financial and business organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by the Fund's investment adviser and other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Fund's investment adviser is taking steps that it believes are reasonably designed to address the Year 2000 Problem with respect to computer systems that it uses and to obtain reasonable assurances that comparable steps are being taken by the Fund's other major service providers. At this time, there can be no assurances that these steps will be sufficient to avoid any adverse impact to the Fund. In addition, the Year 2000 Problem may adversely affect the markets and the issuers of securities in which the Fund may invest that, in turn, may adversely affect the net asset value of the Fund. Improperly functioning trading systems may result in settlement problems and liquidity issues. In addition, corporate and governmental data processing errors may result in production problems for individual companies or issuers and overall economic uncertainty. Earnings of individual issuers will be affected by remediation costs, which may be substantial and may be reported inconsistently in U.S. and foreign financial statements. Accordingly, the Fund's investments may be adversely affected. The statements above are subject to the Year 2000 Information and Readiness Disclosure Act, which may limit the legal rights regarding the use of such statements in the case of dispute.

                               TABLE OF CONTENTS

Letter to Shareholders...........................  1
Performance Results..............................  3
Performance in Perspective.......................  4
Glossary of Terms................................  5
Portfolio Management Review......................  6
Portfolio Highlights.............................  9
Portfolio of Investments......................... 10
Statement of Assets and Liabilities.............. 20
Statement of Operations.......................... 21
Statement of Changes in Net Assets............... 22
Financial Highlights............................. 23
Notes to Financial Statements.................... 26
Report of Independent Accountants................ 39

SIF  ANR 5/99

                             LETTER TO SHAREHOLDERS

April 20, 1999

Dear Shareholder,

    The past decade has been a remarkable time for investors. Together we've witnessed one of the greatest bull markets in investment history, unprecedented growth in mutual fund investing, and a surge in personal retirement planning. The coming millennium promises to hold even more opportunities.

    To lead us into this new era of investing, Richard F. Powers III has joined Van Kampen as Chairman and Chief Executive Officer. He comes to us from our parent company, Morgan Stanley Dean Witter & Co., where he served as Executive Vice President and Director of Marketing. He brings 27 years of experience in the financial services industry, including an extensive background in product management, strategic planning, and brand development.

    Although former Chairman Don G. Powell retired on January 1, he will remain active in the industry and the community. Mr. Powell plans to continue his service as a member of the board of directors of the Investment Company Institute, the leading mutual fund industry association, and he will remain a trustee of your fund.

ECONOMIC OVERVIEW

    The U.S. economy continued to grow at a robust pace, despite financial problems abroad. In the fourth quarter, the nation's gross domestic product
(GDP) rose at an astounding 6.0 percent annual rate, surprising most economists, whose estimates had been much more conservative. GDP remained strong through the first quarter of 1999, posting a 4.5 percent annual growth rate. However, the economy began to show signs of slowing down early in 1999, as corporate profits and wage growth declined.

    A series of interest rate cuts by the Federal Reserve helped the U.S. economy avoid the economic slump that plagued many global markets. The Fed's
0.25 percent interest rate cut in September was followed by additional cuts in October and November. These rate cuts, coupled with a wave of corporate mergers and cost-cutting measures, lent the support needed to foster continued growth. In addition, the outlook for troubled areas such as Asia and Latin America improved significantly, and most experts agree that these economies are on the slow road to recovery.

    Despite the improvements abroad and record economic growth in the United States, inflation remained at bay as commodity prices tumbled. This low inflationary environment--only a 1.7 percent increase in the consumer price index over the past 12 months--contributed to the strong domestic economy and kept inflation-adjusted interest rates attractive. A low level of unemployment, vibrant consumer spending, and an active housing market also supported the positive economic conditions.

                                                            Continued on page  2

MARKET REVIEW

    Most areas of the bond market were quite active during the reporting period, with U.S. Treasury bonds experiencing the greatest price appreciation. Intense demand, decreasing supply, and a flight to quality that included investors around the globe pushed the 30-year Treasury bond to its lowest yield ever in October 1998.

    At the same time, investors shied away from lower-rated securities, causing the prices of high-yield bonds to plummet. This lack of demand for lower-rated bonds led to unusually high yields in the marketplace as investors required significant premiums in exchange for purchasing these out-of-favor securities. The difference in yields between U.S. Treasury bonds and high-yield bonds of comparable maturity widened to as much as 7.79 percent in mid-October. The high-yield market rebounded late in 1998 as investors saw that the economy was performing well and that the global financial crisis was on its way to recovery. The prices of most investment-grade bonds experienced similar, though much less dramatic, movement during this period. Investors' preference for quality also held true for international bonds, although there was some renewed interest in lower-rated foreign bonds in recent months.

OUTLOOK

    Our outlook for the domestic economy remains positive, although the pattern of reduced growth may continue into the second half of the year. We look for a slow but steady rise in inflation throughout 1999 to more normal, but certainly not alarming levels. Internationally, low interest rates and improving financial conditions should continue to support the economic improvements we've witnessed in Asia and Latin America.

    We believe the markets may still favor higher-quality securities such as large-company stocks and investment-grade bonds in the near term. In addition, we anticipate continued day-to-day volatility in the markets, although we probably won't see sustained high or low periods during the next six months.

    Additional details about your fund, including a question-and-answer section with your portfolio management team, are provided in this report. As always, we are pleased to have the opportunity to share with you the progress of your investment.

Sincerely,

[SIG]                                  [SIG]
Richard F. Powers III                  Dennis J. McDonnell
Chairman                               President
Van Kampen Investment Advisory         Van Kampen Investment Advisory
Corp.                                  Corp.

            PERFORMANCE RESULTS FOR THE PERIOD ENDED MARCH 31, 1999

                        VAN KAMPEN STRATEGIC INCOME FUND

                                           A SHARES   B SHARES   C SHARES
 TOTAL RETURNS
Nine-month total return based on
 NAV(1)..................................   (4.47%)    (4.99%)     (5.01%)
Nine-month total return(2)...............   (8.99%)    (8.58%)     (5.90%)
One-year total return(2).................   (9.42%)    (9.09%)     (6.55%)
Five-year average annual total
  return(2)..............................    5.09%      5.09%       5.27%
Life-of-Fund average annual total
  return(2)..............................    2.87%      2.89%       2.99%
Commencement date........................  12/31/93   12/31/93   12/31/93
 DISTRIBUTION RATE AND YIELD
Distribution rate(3).....................    8.19%      7.72%       7.74%
SEC Yield(4).............................    8.32%      7.97%       7.97%

(1)Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (4.75% for A shares) or contingent deferred sales charge for early withdrawal (4% for B shares and 1% for C shares).

(2)Standardized total return. Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (A shares) or contingent deferred sales charge for early withdrawal (B and C shares).

(3)Distribution rate represents the monthly annualized distributions of the Fund at the end of the period and not the earnings of the Fund.

(4)SEC Yield is a standardized calculation prescribed by the Securities and Exchange Commission for determining the amount of net income a portfolio should theoretically generate for the 30-day period ending March 31, 1999. Had certain expenses of the Fund not been assumed by Van Kampen, total returns would have been lower and the SEC Yield would have been 8.05%, 7.70% and 7.70% for Classes A, B and C, respectively.

See the Fund Performance section of the current prospectus. Past performance does not guarantee future results. Investment return and net asset value will fluctuate with market conditions. Fund shares, when redeemed, may be worth more or less than their original cost.

A substantial portion of the Fund's assets may be invested in lower-grade income securities, including issues of emerging market countries and securities rated in the lowest categories, commonly referred to as junk bonds. The Fund's investments in these securities hold the potential for risks not associated with investments in the United States or other types of fixed income securities.

The Fund may react to changes in interest rate cycles, business or economic conditions, rates of inflation, or other market conditions. Global investing, investing in lower rated securities, and investing in a limited number of sectors each hold the potential for risks not associated with many other types of fixed-income investments.

Market Forecasts provided in this report may not necessarily come to pass.

 On July 31, 1998, the Fund's Board of Trustees voted to change the Fund's fiscal year end from June 30 to March 31. As a result, this annual report reflects the nine-month period commencing on July 1, 1998, and ending on March 31, 1999.

                 PUTTING YOUR FUND'S PERFORMANCE IN PERSPECTIVE

    As you evaluate your progress toward achieving your financial goals, it is important to track your investment at regular intervals. A comparison of your Fund's performance to an applicable benchmark can:

    - Illustrate the market environment in which your Fund is being managed.

    - Reflect the impact of favorable market trends or difficult market conditions.

    - Help you evaluate how your Fund's management team has responded to opportunities and challenges.

    The following graph compares your Fund's performance to that of the Lehman Brothers Aggregate Bond Index and the Composite of Salomon Brothers Indices over time. These indices are broad-based, statistical composites that do not include any commissions or sales charges that would be paid by an investor purchasing the securities they represent.

   GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
   Van Kampen Strategic Income Fund vs. the Lehman Brothers Aggregate Bond Index and the Composite of Salomon Brothers Indices* (December 31, 1993 through March 31, 1999)
[INVESTMENT PERFORMANCE GRAPH]
-----------------------------
Fund's Toatal Return
1 Year Total Return = -9.42%
5 Year Avg. Annual  = 5.09%
Inception Avg. annual = 2.87%
-----------------------------

                                                  VAN KAMPEN STRATEGIC      LEHMAN BROTHERS AGGREGATE     COMPOSITE OF SALOMON
                                                       INCOME FUND                 BOND INDEX               BROTHERS INDICES*
                                                  --------------------      -------------------------     --------------------
Dec 1993                                                 9525.00                    10000.00                    10000.00
                                                         9480.00                    10135.00                    10105.00
                                                         9167.00                     9958.65                     9866.00
Mar 1994                                                 8617.00                     9712.67                     9487.00
                                                         8326.00                     9634.97                     9427.00
                                                         8422.00                     9634.01                     9490.00
                                                         8305.00                     9612.81                     9379.00
                                                         8416.00                     9804.11                     9555.00
                                                         8423.00                     9815.87                     9677.00
                                                         8465.00                     9671.58                     9609.00
                                                         8316.00                     9662.87                     9569.00
                                                         8136.00                     9641.62                     9566.00
                                                         7985.00                     9708.14                     9542.00
                                                         8028.00                     9900.36                     9675.00
                                                         8102.00                    10136.00                     9802.00
Mar 1995                                                 8080.00                    10197.80                     9842.00
                                                         8485.00                    10340.60                    10100.00
                                                         8962.00                    10740.80                    10532.00
                                                         9007.00                    10819.20                    10628.00
                                                         9084.00                    10795.40                    10639.00
                                                         9125.00                    10926.00                    10759.00
                                                         9346.00                    11032.00                    10924.00
                                                         9396.00                    11175.40                    11007.00
                                                         9620.00                    11343.00                    11196.00
                                                         9854.00                    11501.80                    11436.00
                                                        10187.00                    11577.80                    11663.00
                                                         9986.00                    11376.30                    11435.00
Mar 1996                                                 9869.00                    11296.70                    11438.00
                                                         9986.00                    11233.40                    11482.00
                                                        10047.00                    11210.90                    11518.00
                                                        10171.00                    11361.20                    11678.00
                                                        10295.00                    11391.80                    11726.00
                                                        10378.00                    11372.50                    11816.00
                                                        10693.00                    11570.40                    12124.00
                                                        10637.00                    11827.20                    12337.00
                                                        11121.00                    12029.50                    12625.00
                                                        11119.00                    11917.60                    12594.00
                                                        11244.00                    11954.50                    12747.00
                                                        11370.00                    11984.40                    12827.00
Mar 1997                                                11230.00                    11851.40                    12630.00
                                                        11331.00                    12029.20                    12039.00
                                                        11559.00                    12143.40                    13041.00
                                                        11688.00                    12287.90                    13243.00
                                                        11928.00                    12619.70                    13616.00
                                                        11857.00                    12512.50                    13535.00
                                                        12045.00                    12697.60                    13701.00
                                                        11786.00                    12881.80                    13650.00
                                                        11770.00                    12941.00                    13012.00
                                                        11800.00                    13071.70                    14005.00
                                                        11974.00                    13239.00                    14169.00
                                                        12120.00                    13228.40                    14256.00
Mar 1998                                                12196.00                    13273.40                    14389.00
                                                        12263.00                    13342.40                    14440.00
                                                        12193.00                    13469.20                    14486.00
                                                        12143.00                    13583.70                    14492.00
                                                        12182.00                    13612.20                    14578.00
                                                        11027.00                    13834.10                    13952.00
                                                        11046.00                    14157.80                    14358.00
                                                        11066.00                    14082.80                    14389.00
                                                        11562.00                    14163.00                    14737.00
                                                        11623.00                    14205.50                    14678.00
                                                        11581.00                    14148.70                    14695.00
                                                        11403.00                    13728.50                    14595.00
Mar 1999                                                11601.00                    13746.30                    14878.00

The above chart reflects the performance of Class A shares of the Fund. The performance of Class A shares will differ from that of other share classes of the Fund because of the difference in sales charges and/or expenses paid by shareholders investing in the different share classes. The Fund's performance assumes reinvestment of all distributions, and includes payment of the maximum sales charge (4.75% for A shares).

While past performance is not indicative of future performance, the above information provides a broader vantage point from which to evaluate the discussion of the Fund's performance found in the following pages.

*This index is a composite reflecting 20% of each of the following Salomon Brothers Indices: Mortgage, High Yield Market, Corporate, Non-U.S. Dollar World Government Bond and Brady Bond.

                               GLOSSARY OF TERMS

BASIS POINT: A measure used in quoting bond yields. One hundred basis points is equal to 1 percent. For example, if a bond's yield changes from 7.00 to 6.65 percent, it is a 35 basis-point move.

CREDIT SPREAD: Also called quality spread, the difference in yield between higher-quality issues (such as Treasury securities) and lower-quality issues. Normally, lower-quality issues provide higher yields to compensate investors for the additional credit risk.

DURATION: A measure of the sensitivity of a bond's price to changes in interest rates, expressed in years. Each year of duration represents an expected 1 percent change in the price of a bond for every 1 percent change in interest rates. The longer a bond's duration, the greater the effect of interest rate movements on its price. Typically, funds with shorter durations perform better in rising rate environments, while funds with longer durations perform better when rates decline.

EMERGING MARKETS: The financial markets of developing economies. Many Latin
    American and Asian countries are considered emerging markets.

EUROPEAN MONETARY UNION (EMU): A group of European countries creating one currency, the euro dollar, for the entire region.

FEDERAL FUNDS RATE: The interest rate charged by one financial institution lending federal funds to another. The Federal Reserve Board adjusts the federal funds rate to affect the direction of interest rates.

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve
    System, which is the central bank of the United States. Its policy-making committee, called the Federal Open Market Committee, meets eight times a year to establish monetary policy and monitor the economic pulse of the United States.

INVESTMENT GRADE BONDS: Securities rated BBB and above by Standard & Poor's or
    Baa and above by Moody's Investors Service.

NET ASSET VALUE (NAV): The value of a mutual fund share, calculated by deducting a fund's liabilities from the total assets in its portfolio and dividing this amount by the number of shares outstanding. The NAV does not include any initial or contingent deferred sales charge.

VOLATILITY: A measure of the fluctuation in the market price of a security. A security that is volatile has frequent and large swings in price.

YIELD: The annual rate of return on an investment, expressed as a percentage.

                          PORTFOLIO MANAGEMENT REVIEW

                        VAN KAMPEN STRATEGIC INCOME FUND

We recently spoke with the management team of the Van Kampen Strategic Income Fund about the key events and economic forces that shaped the markets during the past nine months. The team is led by Robert Hickey, portfolio manager, and Peter
W. Hegel, chief investment officer for fixed-income investments.
     The Fund's fiscal year end was recently changed from June 30 to March 31. Going forward, your semiannual reports will be dated September 30, and your annual reports will be dated March 31. The following interview discusses the Fund's performance during the nine-month period since your last annual report, from July 1, 1998, to March 31, 1999.

   Q HOW WOULD YOU DESCRIBE THE INVESTMENT ENVIRONMENT IN WHICH THE FUND OPERATED DURING THE PAST NINE MONTHS?

   A During the third quarter of 1998, continued economic weakness in Asia and in the Japanese banking system spread to Russia and Latin America, and there were warning signs that Asia's problems were beginning to affect
Europe and the United States. With turmoil in the emerging markets and a crisis of confidence in the domestic and European markets, many investors moved into high-quality government bonds, primarily those issued by the United States.

    Paced by the Federal Reserve Board and the European Central Bank (ECB), banks worldwide lowered interest rates during the fourth quarter of 1998. The interest rate cuts renewed investor confidence and helped revive stock and bond markets in Europe and the United States. During the first quarter of 1999, global stock and bond markets began to settle down, but recent political rumblings in Eastern Europe have left many investors cautious about potential market volatility.

   Q HOW DID THE VARIOUS MARKET SECTORS IN WHICH THE FUND INVESTS PERFORM DURING THE PERIOD?

   A Due to investors' preference for high-quality government bonds, the best-performing sector during the past nine months was the U.S. government and mortgage-backed securities sector. During the first six months of the period, we benefited by investing most of this sector in U.S. Treasuries. In January, we repositioned this sector by increasing our exposure to mortgage-backed securities to take advantage of the rise in long-term interest rates and an expected reduction in pricing volatility in mortgages.

    Because of the global problems in the third quarter, we experienced extreme volatility during most of the period in the remaining four sectors in which the Fund invests. Domestic lower-grade income securities (primarily high-yield corporate bonds) and foreign lower-grade income securities (primarily emerging market securities) suffered the most as investors flocked into U.S. Treasuries. During the first quarter of 1999, both sectors rebounded, despite lower-than-expected demand for high-yield securities, which has usually been strong in the first quarter.

    Overall, domestic investment-grade securities were weak because of a heavy supply of new issues, which continued to grow during the first quarter. Finally, foreign investment-grade securities were negatively affected by the U.S. Treasury rally in September and October, but have rebounded slightly as the Japanese yen has strengthened relative to the U.S. dollar.

   Q  HOW DID THE FUND PERFORM DURING THE NINE-MONTH REPORTING PERIOD?

   A The Fund generated a total return of -4.47 percent(1) (Class A shares at net asset value) for the nine months ended March 31, 1999. By comparison, the Lehman Brothers Aggregate Bond Index, a broad-based index, generated a total return of 3.99 percent for the same nine-month period. Similarly, a composite index of 20 percent of each Salomon Brothers Index for Mortgages, High Yield, Corporate, Non-U.S. Dollar World Government Bond, and Brady Bonds produced a total return of 2.66 percent during the nine-month period. Keep in mind that neither index reflects any commissions or sales fees that would be paid by an investor purchasing the securities or investments it represents.

    The Fund's current distribution rate as of March 31, 1999, was 8.19 percent(3)--based on a monthly dividend of $.0790 per Class A share and a maximum public offering price of $11.57 per share. Please refer to the chart and footnotes on page 3 for additional Fund performance results. Past performance does not guarantee future results.

   Q  WHAT WAS YOUR BIGGEST DISAPPOINTMENT DURING THE PERIOD?

   A In early January, we eliminated all of the Fund's exposure to Brazil, which initially turned out to be a good move as problems in that region culminated with the devaluation of the Brazilian currency. The disappointment came when Brazil bounced back because, although we anticipated the problem, we missed the rally.

   Q  HOW IS THE FUND CURRENTLY POSITIONED AND WHY?

   A At the end of the period, 29 percent of the Fund was allocated to the U.S. government and mortgage-backed securities sector, most of which is invested in mortgages to take advantage of the rise in long-term interest rates. In addition, we have 22 percent of the Fund invested in domestic lower-grade securities because we believe they will benefit from the continued strength of the U.S. economy and the continuation of the strong merger and acquisition environment. The remainder of the Fund is composed of a slightly underweight position in emerging market securities and underweight positions in foreign investment-grade securities and domestic investment-grade securities. For additional Fund portfolio highlights, please refer to page 9.

   Q IF EMERGING MARKETS BEGAN TO REBOUND IN THE FIRST QUARTER OF 1999, WHY IS THE FUND SLIGHTLY UNDERWEIGHT IN THESE SECURITIES?

   A Because we are concerned about potential volatility, our exposure to emerging market securities was 18 percent at the end of the period, slightly below the neutral 20 percent. Remember, volatility can go either way. At this time, we believe that there are too many unanswered questions that could affect the performance of this sector during the next few months. For example: What effect will the problems in Kosovo have? Will Brazil stabilize? How will the equity market react after Dow 10,000? Will Russia continue to disappoint? Any of these questions could have a positive or negative effect on performance.

    Overall, the Fund's approximately 7 percent position in Mexico is our largest exposure outside of the United States. We believe Mexico's prudent financial management, policy initiatives, and proximity to the United States make it attractive, while the recent recovery in oil pricing should help its performance. We also have positions in Hungary and Greece, countries that are expected to join the second wave of European economic and monetary union (EMU), which had performed well until the Kosovo situation erupted.

    Generally, we look for select opportunities within the emerging markets that we feel have the potential to benefit the Fund.

   Q  HOW DO YOU VIEW THE NEXT SIX MONTHS?

   A We believe one key for the Fund during the next six months will be the strength of the euro dollar. In September, we felt that the euro dollar would be a strong currency in the short term because of the initial excitement surrounding its launch. Although this has not happened, we still believe that the currency will strengthen and, if it does, we expect to increase our investments in euro-denominated securities.

    In addition to the new European currency, we felt there would be an opportunity for us to take advantage of monetary union, primarily in the high-yield market. We did invest in this strategy and it helped the Fund until the troubles in Kosovo began. Incidents such as this indicate to us that volatility in the global bond markets will probably continue. Therefore, we will monitor these developments closely.

[SIG]

Robert Hickey
Portfolio Manager

[SIG]

Peter W. Hegel
Chief Investment Officer
Fixed Income Investments

                              PORTFOLIO HIGHLIGHTS

                        VAN KAMPEN STRATEGIC INCOME FUND
 PORTFOLIO HOLDINGS AS A PERCENTAGE OF LONG-TERM INVESTMENTS

                                      TOP TEN HOLDINGS                        PERCENTAGE OF
                                           AS OF                            THESE INVESTMENTS
                                       MARCH 31, 1999                        NINE MONTHS AGO
U.S. Treasury Notes, 4.250%,
  11/15/03 .........................        3.7%         .................          N/A
FNMA TBA 15, 6.000%, 12/01/13 ......        3.5%         .................          N/A
U.S. Treasury Notes, 4.750%,
  11/15/08 .........................        2.7%         .................          N/A
U.S. Treasury Bonds, 5.500%,
  08/15/28 .........................        2.7%         .................          N/A
Tele-Communications, Inc. ..........        2.3%         .................         1.9%
Niagara Mohawk Power ...............        2.1%         .................         2.5%
MBNA Capital I .....................        2.0%         .................         1.9%
Petroleos Mexicanos ................        2.0%         .................          N/A
MCI Worldcom Inc./MFS
  Communications ...................        1.9%         .................         2.3%
MEPC International Capital LP ......        1.8%         .................          N/A

N/A = Not Applicable
 ASSET ALLOCATION AS A PERCENTAGE OF LONG-TERM INVESTMENTS

                                  [PIE CHART]


                                                                                                               U.S.
                                  FOREIGN           DOMESTIC          FOREIGN           DOMESTIC       GOVERNMENT/MORTGAGE-
                                   LOWER             LOWER           INVESTMENT        INVESTMENT             BACKED
                                   GRADE             GRADE             GRADE             GRADE             SECURITIES
                                ------------      -------------      ----------        ----------      --------------------
3/31/99                             20.7%             21.7%             14.6%             11.4%               28.8%


                                COMMON STOCK
                                AND PREFERRED
                                    STOCK
                                -------------
3/31/99                             2.8%

                                  [PIE CHART]

                                                                             U.S.
                                                                     GOVERNMENT/MORTGAGE-      DOMESTIC           FOREIGN
6-30-98                        DOMESTIC LOWER     FOREIGN LOWER             BACKED            INVESTMENT        INVESTMENT
-------                             GRADE             GRADE               SECURITIES             GRADE             GRADE
                               --------------     -------------      --------------------     ----------        ----------

                                    24.4%             21.8%                 21.8%               15.9%             12.9%

6-30-98                         COMMON STOCK
-------                         AND PREFERRED
                                    STOCK
                                -------------
                                    3.2%

 TOP TEN COUNTRIES AS A PERCENTAGE OF LONG-TERM INVESTMENTS

      AS OF MARCH 31, 1999                     AS OF JUNE 30, 1998

United States.............  62.7%       United States.............  62.4%
Mexico....................   6.7%       South Korea...............   5.4%
United Kingdom............   6.2%       Mexico....................   5.4%
South Korea...............   2.7%       United Kingdom............   3.7%
Argentina.................   2.6%       Panama....................   3.3%
Panama....................   2.4%       Argentina.................   2.9%
Brazil....................   1.9%       Colombia..................   2.6%
Russia....................   1.7%       Chile.....................   2.2%
Canada....................   1.5%       Cayman Islands............   2.0%
Venezuela.................   1.4%       Canada....................   1.6%

                            PORTFOLIO OF INVESTMENTS

                                 March 31, 1999
--------------------------------------------------------------------------------

Par Amount
 in Local
 Currency                                                     Maturity        U.S.$
  (000)                 Description              Coupon         Date       Market Value
---------------------------------------------------------------------------------------
             ASSET BACKED SECURITIES  5.0%
    2,000    PDVSA Finance Ltd. 1999-F-144A -
             Private Placement-US$ (a) (b)....     8.750%     02/15/04     $  1,993,140
    2,500    PECO Energy Transport Trust, Ser
             A2-US$...........................     5.630      03/01/05        2,495,309
    1,000    PECO Energy Transport Trust, Ser
             A6-US$...........................     6.050      03/01/09          995,781
                                                                           ------------
                                                                              5,484,230
                                                                           ------------
             CORPORATE BONDS  56.5%
             AUTOMOBILE  2.7%
      250    Aetna Industries, Inc.-US$ (c)...    11.875      10/01/06          261,250
      250    Cambridge Industries Inc., Ser
             B-US$............................    10.250      07/15/07          212,500
    1,125    Federal-Mogul Corp.-US$..........     7.750      07/01/06        1,127,813
      100    Oxford Automotive Inc., 144A -
             Private Placement-US$ (a) (c)....    10.125      06/15/07          103,500
      855    Talon Automotive Group, Inc., Ser
             B................................     9.625      05/01/08          752,400
      500    Venture Holdings Trust-US$.......     9.750      04/01/04          492,500
                                                                           ------------
                                                                              2,949,963
                                                                           ------------
             BANKING  5.0%
    3,000    MBNA Capital I-US$ (c)...........     8.278      12/01/26        2,884,956
    2,400    Sovereign Bancorp Inc.-US$ (c)...     8.000      03/15/03        2,499,876
                                                                           ------------
                                                                              5,384,832
                                                                           ------------
             BEVERAGE, FOOD & TOBACCO  6.4%
      300    Fleming Companies Inc., Ser B-US$
             (c)..............................    10.625      07/31/07          279,000
    1,000    Fred Meyer Inc.-US$ (c)..........     7.450      03/01/08        1,056,318
      250    Luigino's Inc., 144A - Private
             Placement- US$ (a) (c)...........    10.000      02/01/06          250,938
      650    Pantry, Inc.-US$ (c).............    10.250      10/15/07          685,750
    2,500    Pepsi-Gemex SA, Ser B-US$ (c)....     9.750      03/30/04        2,474,750
    2,000    Shoppers Food Warehouse-US$
             (c)..............................     9.750      06/15/04        2,160,000
                                                                           ------------
                                                                              6,906,756
                                                                           ------------

                                               See Notes to Financial Statements

                                 March 31, 1999
--------------------------------------------------------------------------------

Par Amount
 in Local
 Currency                                                     Maturity        U.S.$
  (000)                 Description              Coupon         Date       Market Value
---------------------------------------------------------------------------------------
             BROADCASTING, TELEVISION &
             MUSIC  1.6%
      500    British Sky Broadcasting-US$
             (c)..............................     6.875%     02/23/09     $    493,228
      250    Capstar Broadcasting-US$ (c)
             (d)..............................  0/12.750      02/01/09          212,500
      200    Muzak LLC, 144A - Private
             Placement-US$ (a)...............      9.875      03/15/09          203,500
    1,000    TV Azteca,SA-US$................     10.125      02/15/04          842,500
                                                                           ------------
                                                                              1,751,728
                                                                           ------------
             BUILDINGS AND REAL ESTATE 1.6%
      750    Cemex International Cap LLC-US$
             (c)..............................     9.660      11/29/49          697,500
    1,000    Cemex International Cap LLC,
             144A - Private Placement-US$ (a)
             (c)..............................     9.660      12/29/49          930,000
      125    Del Webb Corp.-US$...............     9.375      05/01/09          121,875
                                                                           ------------
                                                                              1,749,375
                                                                           ------------
             CHEMICALS, PLASTIC & RUBBER  .7%
      500    Coastal Corp.-US$................     6.500      06/01/08          502,922
      325    Pioneer Americas Acquisition, Ser
             B-US$ (c).......................      9.250      06/15/07          274,625
                                                                           ------------
                                                                                777,547
                                                                           ------------
             CONTAINERS, PACKAGING, PAPER &
             GLASS  1.5%
    1,000    Owens Corning-US$ (c)............     7.500      08/01/18          973,168
      200    Pacifica Papers Inc., 144A -
             Private Placement-US$ (a)........    10.000      03/15/09          206,500
      250    Packaging Corp. of America, 144A
             -Private Placement-US$ (a) (b)...     9.625      04/01/09          250,000
      200    Repap New Brunswick-US$ (c)......     9.000      06/01/04          195,000
                                                                           ------------
                                                                              1,624,668
                                                                           ------------
             DIVERSIFIED/CONGLOMERATE
             SERVICE  .2%
      200    Russell-Stanley Holdings Inc.,
             144A - Private Placement-US$ (a)
             (c)..............................    10.875      02/15/09          199,750
                                                                           ------------

                                               See Notes to Financial Statements

                                 March 31, 1999
--------------------------------------------------------------------------------

Par Amount
 in Local
 Currency                                                     Maturity        U.S.$
  (000)                 Description              Coupon         Date       Market Value
---------------------------------------------------------------------------------------
             FINANCE  1.1%
      500    Citigroup Inc.-US$...............     5.800%     03/15/04     $    497,355
    1,000    Dynex Capital Inc.-US$ (c).......     7.875      07/15/02          700,000
                                                                           ------------
                                                                              1,197,355
                                                                           ------------
             HEALTHCARE  .6%
      625    Oxford Health Plans, 144A -
             Private Placement-US$ (a) (c)....    11.000      05/15/05          640,625
                                                                           ------------
             HOTEL & GAMING  1.3%
      575    Booth Creek Ski Holdings, Ser
             B-US$ (c)........................    12.500      03/15/07          549,125
      750    Majestic Star Casino, LLC-US$
             (c)..............................    12.750      05/15/03          832,500
                                                                           ------------
                                                                              1,381,625
                                                                           ------------
             MACHINERY  .2%
      200    Terex Corp., Ser C, 144A -
             Private Placement-US$ (a)........     8.875      04/01/08          197,500
                                                                           ------------
             MANUFACTURING  .1%
      100    Compass Aerospace Corp., 144A -
             Private Placement-US$ (a) (c)....    10.125      04/15/05           96,000
                                                                           ------------
             MINING  .2%
      250    Renco Steel Holdings, 144A -
             Private Placement-US$ (a) (c)....    10.875      02/01/05          221,250
                                                                           ------------
             OIL & GAS  4.3%
      500    Frontier Oil Corp., Ser A-US$
             (c)..............................     9.125      02/15/06          490,000
      500    Giant Industries-US$ (c).........     9.750      11/15/03          495,000
    1,000    Hurricane Hydrocarbons, 144A -
             Private Placement-US$ (a) (c)....    11.750      11/01/04          460,000
    1,000    Lukinter Finance, B, 144A -
             Private Placement-US$ (a) (c)....         *      11/03/03          400,000
    3,000    Petroleos Mexicanos, 144A -
             Private Placement-US$ (a) (c)....     9.857      07/15/05        2,790,000
                                                                           ------------
                                                                              4,635,000
                                                                           ------------
             PRINTING, PUBLISHING &
             BROADCASTING  1.1%
    1,000    CSC Holdings, Inc.-US$ (c).......    10.500      05/15/16        1,190,000
                                                                           ------------

                                               See Notes to Financial Statements

                                 March 31, 1999
--------------------------------------------------------------------------------

Par Amount
 in Local
 Currency                                                     Maturity        U.S.$
  (000)                 Description              Coupon         Date       Market Value
---------------------------------------------------------------------------------------
             RETAIL  1.4%
      250    Big 5 Corp., Ser B-US$...........    10.875%     11/15/07     $    255,000
      400    Community Distributors, Ser
             B-US$............................    10.250      10/15/04          370,000
      400    Duane Reade Inc.-US$ (c).........     9.250      02/15/08          418,000
      500    Saks Inc.-US$....................     7.375      02/15/19          487,659
                                                                           ------------
                                                                              1,530,659
                                                                           ------------
             TELECOMMUNICATIONS  18.3%
      500    AT&T Corp.-US$...................     6.000      03/15/09          497,799
    1,000    CIA International
             Telecommunication-ARP (c)........    10.375      08/01/04          755,533
      200    Centennial Cellular,
             144A - Private Placement-US$ (a).    10.750      12/15/08          212,500
      500    Century Communications-US$ (c)...     9.500      03/01/05          538,125
      100    Charter Communications Holdings,
             144A - Private Placement-US$ (a).     8.625      04/01/09          102,500
      200    Charter Communications Holdings,
             144A - Private Placement-US$
             (a)..............................     8.250      04/01/07          205,000
      500    E. Spire Communications Inc.-US$
             (c) (d)..........................  0/10.625      07/01/08          252,500
      200    E. Spire Communications Inc.-US$
             (d)..............................  0/13.000      11/01/05          145,000
      250    E. Spire Communications Inc.-US$
             (c)..............................    13.750      07/15/07          247,500
      200    Fairchild Semiconductor,
             144A - Private Placement-US$ (a)
             (b)..............................    10.375      10/01/07          203,500
      235    Globo Communicacoes
             Participacoes, 144A - Private
             Placement-US$ (a)................    10.625      12/05/08          153,925
      500    Globo Communicacoes
             Participacoes- US$ (c)...........    10.625      12/05/08          327,500
      500    Hermes Europe Railtel BV-US$
             (c)..............................    11.500      08/15/07          550,000
    1,000    Hermes Europe Railtel BV-EUR$....    10.375      01/15/06        1,156,937
      500    Intermedia Communications, Ser B-
             US$ (c) (d)......................  0/11.250      07/15/07          382,500
      500    Intermedia Communications, Ser
             B-US$ (c)........................     8.600      06/01/08          503,750
    1,000    Level 3 Communications, Inc.,
             144A - Private Placement-US$ (a)
             (c) (d)..........................  0/10.500      12/01/08          630,000
    2,500    MCI Worldcom Inc.-US$ (c)........     8.875      01/15/06        2,693,498
    1,000    Metronet Communications Corp.-US$
             (c) (d)..........................   0/9.950      06/15/08          777,500

                                               See Notes to Financial Statements

                                 March 31, 1999
--------------------------------------------------------------------------------

Par Amount
 in Local
 Currency                                                     Maturity        U.S.$
  (000)                 Description              Coupon         Date       Market Value
---------------------------------------------------------------------------------------
             TELECOMMUNICATIONS (CONTINUED)
      250    Millicom International-US$ (c)
             (d)..............................  0/13.500%     06/01/06     $    187,500
      500    Netia Holdings BV, Ser B-US$
             (c)..............................    10.250      11/01/07          477,500
      250    Netia Holdings BV, Ser B-US$ (c)
             (d)..............................  0/11.250      11/01/07          172,500
      750    Nextel Communications, Inc.-US$
             (c)..............................     9.750      08/15/04          780,000
      500    Nextel Communications, Inc.-US$
             (c) (d)..........................  0/10.650      09/15/07          364,830
      250    NTL Inc., Ser A-US$ (c) (d)......  0/12.750      04/15/05          236,563
      500    NTL Inc., 144A - Private
             Placement-US$ (a) (c)............    11.500      10/01/08          561,250
      500    Orange PLC-EUR$..................     7.625      08/01/08          581,172
      375    Pinnacle Holdings, Inc.-US$ (c)
             (d)..............................  0/10.000      03/15/08          227,813
      500    Price Communication Cellular
             Holdings-US$ (c) (f).............    11.250      08/15/08          485,000
      250    Primus Telecommunications Group,
             144A - Private Placement-US$ (a)
             (c)..............................    11.250      01/15/09          258,125
      500    Satelites Mexicanos SA, Ser
             B-US$............................    10.125      11/01/04          412,500
      750    SBA Communications Corp.-US$ (c)
             (d)..............................  0/12.000      03/01/08          476,250
      250    Splitrock Services, Inc., Ser
             B-US$............................    11.750      07/15/08          238,750
    3,000    Tele-Communications Inc.-US$
             (c)..............................     8.350      02/15/05        3,334,197
      750    Triton PCS Inc.-US$ (d)..........  0/11.000      05/01/08          446,250
      500    Viatel Inc.-US$ (d)..............  0/12.500      04/15/08          315,000
                                                                           ------------
                                                                             19,890,767
                                                                           ------------
             TEXTILES  .3%
      250    Scovill Fasteners Inc., Ser B-US$
             (c)..............................    11.250      11/30/07          192,500
      150    Supreme International Corp.,
             144A - Private Placement-US$ (a)
             (b)..............................    12.250      04/01/06          148,278
                                                                           ------------
                                                                                340,778
                                                                           ------------
             UTILITIES  7.9%
    1,000    Central Termica Guemes, SA,
             144A - Private Placement-US$ (a)
             (c)..............................    12.000      11/26/01          330,000
    1,000    Edelnor, 144A - Private
             Placement-US$ (a) (c)............    10.500      06/15/05          610,000
    1,750    Edelnor, 144A - Private
             Placement-US$ (a) (c)............     7.750      03/15/06          910,000

                                               See Notes to Financial Statements

                                 March 31, 1999
--------------------------------------------------------------------------------

Par Amount
 in Local
 Currency                                                     Maturity        U.S.$
  (000)                 Description              Coupon         Date       Market Value
---------------------------------------------------------------------------------------
             UTILITIES (CONTINUED)
    2,000    Korea Electric Power-US$ (c).....     7.000%     02/01/27     $  1,869,400
      375    Midamerican Energy Holdings-US$
             (c)..............................     7.230      09/15/05          387,188
      498    Midland Cogeneration Vent, Ser
             C-91- US$ (c)....................    10.330      07/23/02          530,765
    3,000    Niagara Mohawk Power, Ser B-US$
             (c)..............................     7.000      10/01/00        3,041,250
    1,000    South Carolina Electric & Gas
             Co.-US$..........................     6.125      03/01/09        1,000,790
                                                                           ------------
                                                                              8,679,393
                                                                           ------------
             Total Corporate Bonds 56.5%...............................      61,345,571
                                                                           ------------
             FOREIGN GOVERNMENT AND AGENCY SECURITIES  28.5%
             ARGENTINA  2.3%
      625    Republic of Argentina, Ser XW-US$
             (c)..............................    11.000      12/04/05          593,750
    2,000    Republic of Argentina-US$ (b)....    11.750      04/07/09        1,947,500
                                                                           ------------
                                                                              2,541,250
                                                                           ------------
             AUSTRALIA  1.3%
    2,000    Australian Government-AU$ (c)....     6.750      11/15/06        1,376,321
                                                                           ------------
             BRAZIL  2.1%
    3,533    Federal Republic of Brazil-US$...     8.000      04/15/14        2,253,965
                                                                           ------------
             BULGARIA  .9%
    1,500    Bulgaria Disc, Ser A-US$ (c).....     5.875      07/28/24        1,012,500
                                                                           ------------
             CANADA  .8%
    1,250    Canadian Government, Ser
             VR22-CA$.........................     7.500      03/01/01          866,264
                                                                           ------------
             COLUMBIA  .6%
    1,250    Republic of Columbia-DEM.........     4.479      11/21/01          606,390
                                                                           ------------
             COSTA RICA  .8%
    1,000    Costa Rica - Prin, Ser A-US$
             (e)..............................     6.250      05/21/10          862,500
                                                                           ------------
             GREECE  1.0%
  300,000    Hellenic Republic-GRD (c)........     9.200      03/21/02        1,047,756
                                                                           ------------
             HUNGARY  1.7%
  433,350    Hungary Government-HUF...........    16.000      11/24/00        1,878,469
                                                                           ------------
             ITALY  .9%
      775    Republic of Italy BTPS-EUR$......     9.500      05/01/01          945,680
                                                                           ------------

                                               See Notes to Financial Statements

                                 March 31, 1999
--------------------------------------------------------------------------------

Par Amount
 in Local
 Currency                                                     Maturity        U.S.$
  (000)                 Description              Coupon         Date       Market Value
---------------------------------------------------------------------------------------
             MEXICO  2.8%
    1,000    United Mexican States, Ser
             XW-US$...........................    10.375%     02/17/09     $  1,032,500
    2,500    United Mexican States, Ser
             W-B-US$ (e)......................     6.250      12/31/19        1,959,375
                                                                           ------------
                                                                              2,991,875
                                                                           ------------
             MOROCCO  .7%
      952    Moroccan Loan Agreement-US$......     6.063      01/01/09          775,595
                                                                           ------------
             NEW ZEALAND  1.1%
    2,000    New Zealand Government-NZ$ (c)...     8.000      11/15/06        1,217,319
                                                                           ------------
             PANAMA  3.1%
    1,650    Republic of Panama,
             144A - Private Placement-US$ (a)
             (c)..............................     7.875      02/13/02        1,600,500
    2,000    Republic of Panama-US$...........     8.875      09/30/27        1,830,000
                                                                           ------------
                                                                              3,430,500
                                                                           ------------
             RUSSIA  1.9%
      216    Russia-Ian-US$ (e)...............     5.969      12/15/15           17,243
   17,800    Russia Principal Loan-Vnesh-US$
             (f) (g)..........................     5.969      12/15/20        1,290,500
    2,000    Russian Federation-US$...........     8.750      07/24/05          490,000
    1,000    Russian Federation-US$...........    11.000      07/24/18          260,000
                                                                           ------------
                                                                              2,057,743
                                                                           ------------
             SOUTH KOREA  1.8%
    2,500    Export-Import Bank Korea-DEM
             (c)..............................     3.721      10/06/00        1,337,167
    1,200    Korea Development Bank-DEM.......     5.625      10/25/99          661,742
                                                                           ------------
                                                                              1,998,909
                                                                           ------------
             UNITED KINGDOM  2.1%
    1,000    U.K. Treasury-GBP................     7.000      11/06/01        1,702,490
      350    U.K. Treasury-GBP................     6.750      11/26/04          626,385
                                                                           ------------
                                                                              2,328,875
                                                                           ------------
             URUGUAY  .8%
    1,000    Banco Central Del Uruguay, Ser
             B-US$............................     6.750      02/19/21          880,000
                                                                           ------------

                                               See Notes to Financial Statements

                                 March 31, 1999
--------------------------------------------------------------------------------

Par Amount
 in Local
 Currency                                                     Maturity        U.S.$
  (000)                 Description              Coupon         Date       Market Value
---------------------------------------------------------------------------------------
             VENEZUELA  1.8%
    1,000    Republic of Venezuela, Ser
             W-A-US$ (c)......................     6.750%     03/31/20     $    696,250
    2,000    Republic of Venezuela-US$........     9.250      09/15/27        1,230,000
                                                                           ------------
                                                                              1,926,250
                                                                           ------------
             Total Foreign Government and Agency Securities 28.5%......      30,998,161
                                                                           ------------
             MORTGAGE BACKED SECURITIES (U.S.)  25.0%
    1,548    DLJ Mortgage Acceptance Corp.
             1996-E1 (c)......................     7.410      09/28/25        1,502,154
    2,608    FNMA Benchmark Note..............     5.125      04/01/99        2,560,682
   14,496    FNMA REMIC #97-20 IB (Interest
             Only) (c)........................     1.840      03/25/27          471,106
    5,000    FNMA TBA 15 (b)..................     6.000      12/01/13        4,959,400
   10,531    FNMA.............................     6.000      05/01/28-
                                                              02/01/29       10,234,912
    2,376    FNMA (c).........................     7.000      02/01/27-
                                                              08/01/28        2,408,948
    3,378    GNMA (c).........................     7.000      05/15/26-
                                                              07/15/28        3,430,199
   23,489    SBA Strip (Principal Only) (c)...  *             08/24/19        1,581,709
                                                                           ------------
             Total Mortgage Backed Securities (U.S.)...................      27,149,110
                                                                           ------------
             U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS  12.9%
    4,000    U.S. Treasury Bonds (c)..........     5.500      08/15/28        3,830,160
    1,000    U.S. Treasury Notes (c)..........     4.500      01/31/01          991,540
    4,000    U.S. Treasury Notes (c)..........     4.750      11/15/08        3,852,480
    5,500    U.S. Treasury Notes (c)..........     4.250      11/15/03        5,292,980
                                                                           ------------
             Total U.S. Government and Government Agency Obligations...      13,967,160
                                                                           ------------

                                               See Notes to Financial Statements

                      PORTFOLIO OF INVESTMENTS (CONTINUED)

                                 March 31, 1999
---------------------------------------------------------------------------------------
                                                                              U.S.$
                        Description                            Shares      Market Value
---------------------------------------------------------------------------------------
             COMMON AND PREFERRED STOCKS  3.7%
             Avalon Bay Communities, Ser G-Preferred
             Shares-US$.................................         50,000    $  1,240,625
             Grupo Casa Autrey-ADR (Mexico)-US$.........          8,500          43,563
             MEPC International Capital, LP-Preferred
             Shares-US$ (c)............................         100,000       2,631,250
             Republic of Argentina-Warrants-US$.........            625          24,375
             Splitrock Services Inc.,-Warrants, 144A -
             Private Placement-US$ (a)..................         16,250          16,250
             Thai Military Bank-THB.....................         15,000           7,189
             United Mexican States-Warrants-US$.........          1,000          36,000
                                                                           ------------
             Total Common and Preferred Stocks.........................       3,999,252
                                                                           ------------
             SWAP TRANSACTIONS  0.0%
             Goldman Sachs, 10.0 million US$ notional amount, maturing
             01/19/00, payment based upon the spread between the 6 year
             French Franc swap interest rate versus the 6 year German
             Mark swap interest rate...................................          (1,334)
                                                                           ------------
             TOTAL LONG-TERM INVESTMENTS  131.6%
             (Cost $150,136,280).......................................     142,942,150
                                                                           ------------

Par Amount
 in Local
 Currency                                                     Maturity        U.S.$
  (000)                 Description              Coupon         Date       Market Value
---------------------------------------------------------------------------------------
             SHORT-TERM INVESTMENTS  8.1%
    4,285    Euro Time Deposit-EUR$...........     2.900%     04/05/99     $  4,633,561
    3,892    Euro Time Deposit-EUR$...........     2.900      04/12/99        4,208,452
                                                                           ------------
             TOTAL SHORT-TERM INVESTMENTS
             (Cost $8,905,313).........................................       8,842,013
                                                                           ------------
             TOTAL INVESTMENTS  139.7%
             (Cost $159,041,593).......................................     151,784,163
             LIABILITIES IN EXCESS OF OTHER ASSETS  (39.7%)............     (43,162,742)
                                                                           ------------
             NET ASSETS  100.0%........................................    $108,621,421
                                                                           ============

 *Zero coupon bond

(a) 144A securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

(b) Securities purchased on a when issued or delayed delivery basis.

(c) Assets segregated as collateral for when issued or delayed delivery purchase commitments, open options, futures, forwards or swaps transactions or borrowings of the Fund.

(d) Security is a "step-up" bond where the coupon increases, or steps up, at a predetermined date.
                                               See Notes to Financial Statements

                                 March 31, 1999
--------------------------------------------------------------------------------

(e) Item represents a "Brady Bond" which is a product of the "Brady Plan" under which various Latin American, African and southeast Asian nations have converted their outstanding external defaulted commercial bank loans into bonds. Certain Brady Bonds have been collateralized, as to principal due at maturity, by U.S. Treasury zero coupon bonds with a maturity date equal to the final maturity date of such Brady Bonds.

(f) Payment in kind security.

(g) Security is accruing at less than the stated coupon.

                      PORTFOLIO COMPOSITION BY CREDIT QUALITY

    The following table summarizes the portfolio composition at March 31, 1999, based upon the highest credit quality ratings as determined by Standard & Poor's or Moody's.

U.S. Government and U.S. Government Agency Obligations......    27.7%
AAA.........................................................     7.5%
AA..........................................................     1.4%
A...........................................................     4.6%
BBB.........................................................    16.2%
BB..........................................................    19.1%
B...........................................................    16.2%
CCC.........................................................     1.7%
Non-Rated...................................................     5.6%
                                                               ------
                                                               100.0%
                                                               ======

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                                 March 31, 1999
--------------------------------------------------------------------------------

ASSETS:
Total Investments (Cost $159,041,593).......................    $151,784,163
Cash........................................................          81,577
Receivables:
  Interest..................................................       2,372,644
  Investments Sold..........................................       2,121,679
  Variation Margin on Futures...............................           5,313
  Fund Shares Sold..........................................         113,714
                                                                ------------
      Total Assets..........................................     156,479,090
                                                                ------------
LIABILITIES:
Payables:
  Bank Borrowings...........................................      19,525,597
  Reverse Repurchase Agreements.............................      14,198,386
  Investments Purchased.....................................      12,817,783
  Income Distributions......................................         406,856
  Fund Shares Repurchased...................................         254,743
  Distributor and Affiliates................................         122,030
  Investment Advisory Fee...................................          63,240
  Forward Currency Contracts................................          42,572
  Options at Market Value (net of premium received of
    $44,331)................................................          23,828
Accrued Expenses............................................         274,494
Trustees' Deferred Compensation and Retirement Plans........         128,140
                                                                ------------
      Total Liabilities.....................................      47,857,669
                                                                ------------
NET ASSETS..................................................    $108,621,421
                                                                ============
NET ASSETS CONSIST OF:
Capital.....................................................    $129,092,655
Accumulated Distribution in Excess of Net Investment
  Income....................................................      (2,156,891)
Net Unrealized Depreciation.................................      (7,276,985)
Accumulated Net Realized Loss...............................     (11,037,358)
                                                                ------------
NET ASSETS..................................................    $108,621,421
                                                                ============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $41,769,149 and 3,791,107 shares of
    beneficial interest issued and outstanding).............    $      11.02
    Maximum sales charge (4.75%* of offering price).........             .55
                                                                ------------
    Maximum offering price to public........................    $      11.57
                                                                ============
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $62,812,837 and 5,696,756 shares of
    beneficial interest issued and outstanding).............    $      11.03
                                                                ============
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $4,039,435 and 366,787 shares of
    beneficial interest issued and outstanding).............    $      11.01
                                                                ============

*On sales of $100,000 or more, the sales charge will be reduced.

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

                    For the Nine Months Ended March 31, 1999
                        and the Year Ended June 30, 1998
--------------------------------------------------------------------------------

                                                       Nine Months Ended     Year Ended
                                                         March 31, 1999    June 30, 1998
----------------------------------------------------------------------------------------
INVESTMENT INCOME:
Interest (Net of foreign withholding taxes of $6,272
  and $9,201, respectively)..........................      $9,534,743       $13,354,450
Dividends (Net of foreign withholding taxes of $53
  for the year ended June 30, 1998)..................         317,905           786,323
                                                         ------------       -----------
      Total Income...................................       9,852,648        14,140,773
                                                         ------------       -----------
EXPENSES:
Investment Advisory Fee..............................         893,505         1,262,844
Distribution (12b-1) and Service Fees (Attributed to
  Classes A, B and C of $79,675, $516,080 and
  $30,378, respectively, for the nine months ended
  March 31, 1999 and $113,849, $781,645 and $37,816,
  respectively, for the year ended June 30, 1998)....         626,133           933,310
Shareholder Services.................................         136,421           185,508
Custody..............................................          72,673            86,456
Trustees' Fees and Expenses..........................          23,540            29,318
Amortization of Organizational Costs.................          17,037            33,982
Legal................................................          12,330            16,532
Other................................................         205,468           343,480
                                                         ------------       -----------
      Total Operating Expenses.......................       1,987,107         2,891,430
      Less Fees Waived and Reimbursed................         247,950           118,837
                                                         ------------       -----------
      Net Operating Expenses.........................       1,739,157         2,772,593
      Interest Expense...............................       1,555,993         2,151,078
                                                         ------------       -----------
NET INVESTMENT INCOME................................    $  6,557,498       $ 9,217,102
                                                         ============       ===========
NET REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments........................................    $ (2,874,213)      $ 3,963,593
  Options............................................          72,983          (467,470)
  Futures............................................      (3,419,038)       (3,234,026)
  Forwards...........................................         (94,457)       (1,497,004)
  Foreign Currency Transactions......................        (440,510)          (19,018)
                                                         ------------       -----------
Net Realized Loss....................................      (6,755,235)       (1,253,925)
                                                         ------------       -----------
Net Unrealized Appreciation/Depreciation:
Beginning of the Period..............................      (1,176,688)        2,587,120
                                                         ------------       -----------
End of the Period:
  Investments........................................      (7,257,430)         (431,623)
  Options............................................          20,503           311,905
  Futures............................................         (74,688)         (727,773)
  Forwards...........................................          44,812          (329,325)
  Foreign Currency Translation.......................         (10,182)              128
                                                         ------------       -----------
                                                           (7,276,985)       (1,176,688)
                                                         ------------       -----------
Net Unrealized Depreciation During the Period........      (6,100,297)       (3,763,808)
                                                         ------------       -----------
NET REALIZED AND UNREALIZED LOSS.....................    $(12,855,532)      $(5,017,733)
                                                         ============       ===========
NET INCREASE/DECREASE IN NET ASSETS FROM
  OPERATIONS.........................................      (6,298,034)      $ 4,199,369
                                                         ============       ===========

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

                   For the Nine Months Ended March 31, 1999,
                the Years Ended June 30, 1998 and June 30, 1997
--------------------------------------------------------------------------------

                                                         Nine Months Ended    Year Ended      Year Ended
                                                          March 31, 1999     June 30, 1998   June 30, 1997
----------------------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income................................       $  6,557,498    $  9,217,102     $  8,581,357
Net Realized Gain/Loss...............................         (6,755,235)     (1,253,925)       2,999,390
Net Unrealized Appreciation/Depreciation During the
 Period..............................................         (6,100,297)     (3,763,808)       3,381,566
                                                            ------------    ------------     ------------
Change in Net Assets from Operations.................         (6,298,034)      4,199,369       14,962,313
                                                            ------------    ------------     ------------
Distributions from Net Investment Income.............         (6,557,498)     (9,238,901)      (8,604,269)
Distributions in Excess of Net Investment Income.....           (247,334)            -0-          (27,347)
                                                            ------------    ------------     ------------
Distributions from and in Excess of Net Investment
 Income*.............................................         (6,804,832)     (9,238,901)      (8,631,616)
                                                            ------------    ------------     ------------
NET CHANGE IN NET ASSETS FROM INVESTMENT
 ACTIVITIES..........................................        (13,102,866)     (5,039,532)       6,330,697
                                                            ------------    ------------     ------------
FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold............................         20,972,354      37,212,204       40,557,345
Net Asset Value of Shares Issued Through Dividend
 Reinvestment........................................          3,077,004       4,088,237        3,498,095
Cost of Shares Repurchased...........................        (27,689,372)    (34,763,480)     (25,388,033)
                                                            ------------    ------------     ------------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS...         (3,640,014)      6,536,961       18,667,407
                                                            ------------    ------------     ------------
TOTAL INCREASE/DECREASE IN NET ASSETS................        (16,742,880)      1,497,429       24,998,104
NET ASSETS:
Beginning of the Period..............................        125,364,301     123,866,872       98,868,768
                                                            ------------    ------------     ------------
End of the Period (Including accumulated
 undistributed net investment income of ($2,156,891),
 ($1,909,557), and $150,395, respectively)...........       $108,621,421    $125,364,301     $123,866,872
                                                            ============    ============     ============
*Distributions by Class
Distributions from and in Excess of
Net Investment Income:
 Class A Shares......................................       $ (2,678,679)  $  (3,523,499)  $  (3,189,748)
 Class B Shares......................................         (3,896,704)     (5,451,394)     (5,177,891)
 Class C Shares......................................           (229,449)       (264,008)       (263,977)
                                                            ------------   -------------   -------------
                                                            $ (6,804,832)  $  (9,238,901)  $  (8,631,616)
                                                            ============   =============   =============

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

     The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                                                       December 31, 1993
                                                                                         (Commencement
                                 Nine Months              Year Ended June 30,            of Investment
                                    Ended        -------------------------------------  Operations) to
Class A Shares                  March 31, 1999    1998      1997      1996      1995     June 30, 1994
--------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning
  of the Period.............       $12.286       $12.778   $12.065   $11.704   $11.975      $14.300
                                   -------       -------   -------   -------   -------      -------
Net Investment Income.......          .679          .973     1.019     1.013      .657         .566
Net Realized and Unrealized
  Gain/Loss.................        (1.236)        (.489)     .714      .446      .272       (2.391)
                                   -------       -------   -------   -------   -------      -------
Total from Investment
  Operations................         (.557)         .484     1.733     1.459      .929       (1.825)
                                   -------       -------   -------   -------   -------      -------
Less:
  Distributions from and in
    Excess of Net Investment
    Income..................          .711          .976     1.020     1.098      .793         .500
  Return of Capital
    Distribution............           -0-           -0-       -0-       -0-      .407          -0-
                                   -------       -------   -------   -------   -------      -------
Total Distributions.........          .711          .976     1.020     1.098     1.200         .500
                                   -------       -------   -------   -------   -------      -------
Net Asset Value, End of the
  Period....................       $11.018       $12.286   $12.778   $12.065   $11.704      $11.975
                                   =======       =======   =======   =======   =======      =======
Total Return* (a)...........        (4.47%)**      3.89%    14.92%    12.92%     8.46%      (12.83%)**
Net Assets at End of the
  Period (In millions)......       $  41.8       $  45.3   $  43.8   $  33.8   $  29.6      $  24.5
Ratio of Operating Expenses
  to Average Net Assets*....         1.53%         1.68%     1.81%     1.84%     1.98%        1.88%
Ratio of Interest Expense to
  Average Net Assets........         1.79%         1.69%     1.99%     2.27%     2.38%         .96%
Ratio of Net Investment
  Income to Average Net
  Assets*...................         8.06%         7.72%     8.12%     8.34%     5.88%        9.27%
Portfolio Turnover..........          282%**        523%      474%      343%      253%         114%**
* If certain expenses had not
  been reimbursed by Van Kampen,
  Total Return would have been
  lower and the ratios would have
  been as follows:
Ratio of Operating Expenses
  to Average Net Assets.....         1.82%         1.78%     1.86%     1.92%       N/A          N/A
Ratio of Net Investment
  Income to Average Net
  Assets....................         7.78%         7.63%     8.07%     8.26%       N/A          N/A

** Non-Annualized

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

N/A = Not Applicable

                                               See Notes to Financial Statements

     The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                                                 December 31, 1993
                                                                                   (Commencement
                           Nine Months              Year Ended June 30,            of Investment
                              Ended        -------------------------------------  Operations) to
Class B Shares            March 31, 1999    1998      1997      1996      1995     June 30, 1994
--------------------------------------------------------------------------------------------------
Net Asset Value,
  Beginning of the
  Period.................    $12.286       $12.779   $12.069   $11.706   $11.968      $14.300
                             -------       -------   -------   -------   -------      -------
Net Investment Income....       .622          .878      .920      .926      .585         .515
Net Realized and
  Unrealized Gain/Loss...     (1.243)        (.491)     .717      .443      .245       (2.392)
                             -------       -------   -------   -------   -------      -------
Total from Investment
  Operations.............      (.621)         .387     1.637     1.369      .830       (1.877)
                             -------       -------   -------   -------   -------      -------
Less:
  Distributions from and
    in Excess of Net
    Investment Income....       .639          .880      .927     1.006      .722         .455
  Return of Capital
    Distribution.........        -0-           -0-       -0-       -0-      .370          -0-
                             -------       -------   -------   -------   -------      -------
Total Distributions......       .639          .880      .927     1.006     1.092         .455
                             -------       -------   -------   -------   -------      -------
Net Asset Value, End of
  the Period.............    $11.026       $12.286   $12.779   $12.069   $11.706      $11.968
                             =======       =======   =======   =======   =======      =======
Total Return* (a)........     (4.99%)**      3.11%    13.98%    12.06%     7.62%      (13.21%)**
Net Assets at End of the
  Period (In millions)...    $  62.8       $  76.2   $  76.2   $  61.9   $  52.6      $  46.4
Ratio of Operating
  Expenses to Average Net
  Assets*................      2.29%         2.44%     2.57%     2.59%     2.68%        2.63%
Ratio of Interest Expense
  to Average Net
  Assets.................      1.80%         1.69%     1.98%     2.26%     2.38%         .96%
Ratio of Net Investment
  Income to Average Net
  Assets*................      7.30%         6.96%     7.33%     7.58%     5.30%        8.48%
Portfolio Turnover.......       282%**        523%      474%      343%      253%         114%**
* If certain expenses had not
  been reimbursed by Van Kampen,
  Total Return would have been
  lower and the ratios would have
  been as follows:
Ratio of Operating
  Expenses to Average Net
  Assets.................      2.58%         2.54%     2.61%     2.67%       N/A          N/A
Ratio of Net Investment
  Income to Average Net
  Assets.................      7.02%         6.86%     7.28%     7.50%       N/A          N/A

** Non-Annualized

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

N/A = Not Applicable

                                               See Notes to Financial Statements

     The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                                                   December 31, 1993
                                                                                     (Commencement
                             Nine Months              Year Ended June 30,            of Investment
                                Ended        -------------------------------------  Operations) to
Class C Shares              March 31, 1999    1998      1997      1996      1995     June 30, 1994
----------------------------------------------------------------------------------------------------
Net Asset Value, Beginning
  of the Period............    $12.274       $12.768   $12.059   $11.699   $11.966      $14.300
                               -------       -------   -------   -------   -------      -------
Net Investment Income......       .607          .876      .913      .944      .598         .509
Net Realized and Unrealized
  Gain/Loss................     (1.229)        (.490)     .723      .422      .227       (2.388)
                               -------       -------   -------   -------   -------      -------
Total from Investment
  Operations...............      (.622)         .386     1.636     1.366      .825       (1.879)
                               -------       -------   -------   -------   -------      -------
Less:
  Distributions from and in
    Excess of Net
    Investment Income......       .639          .880      .927     1.006      .722         .455
  Return of Capital
    Distribution...........        -0-           -0-       -0-       -0-      .370          -0-
                               -------       -------   -------   -------   -------      -------
Total Distributions........       .639          .880      .927     1.006     1.092         .455
                               -------       -------   -------   -------   -------      -------
Net Asset Value, End of the
  Period...................    $11.013       $12.274   $12.768   $12.059   $11.699      $11.966
                               =======       =======   =======   =======   =======      =======
Total Return* (a)..........     (5.01%)**      3.03%    13.99%    12.07%     7.53%      (13.21%)**
Net Assets at End of the
  Period (In millions).....    $   4.0       $   3.9   $   3.8   $   3.1   $   1.7      $   2.1
Ratio of Operating Expenses
  to Average Net Assets*...      2.28%         2.44%     2.56%     2.58%     2.69%        2.65%
Ratio of Interest Expense
  to Average Net Assets....      1.77%         1.69%     1.98%     2.22%     2.38%         .95%
Ratio of Net Investment
  Income to Average Net
  Assets*..................      7.29%         6.96%     7.31%     7.49%     5.92%        8.36%
Portfolio Turnover.........       282%**        523%      474%      343%      253%         114%**
* If certain expenses had not
  been reimbursed by Van Kampen,
  Total Return would have been
  lower and the ratios would have
  been as follows:
Ratio of Operating Expenses
  to Average Net Assets....      2.57%         2.54%     2.61%     2.66%       N/A          N/A
Ratio of Net Investment
  Income to Average Net
  Assets...................      7.01%         6.87%     7.27%     7.41%       N/A          N/A

** Non-Annualized

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

N/A = Not Applicable

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                                 March 31, 1999
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES
Van Kampen Strategic Income Fund (the "Fund") is organized as a series of Van Kampen Trust (the "Trust"), a Delaware business trust, and is registered as a non-diversified open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's primary investment objective is to seek to provide shareholders with high current income, while its secondary investment objective is to seek capital appreciation. The Fund will allocate its investments among the following market sectors: U.S. government securities, domestic investment grade income securities, domestic lower grade income securities, foreign investment grade income securities and foreign lower grade income securities. The Fund borrows money for investment purposes which will create the opportunity for enhanced return, but also should be considered a speculative technique and may increase the Fund's volatility. The Fund commenced investment operations on December 31, 1993, with three classes of common shares, Class A, Class B and Class C shares. In July 1998, the Fund's Board of Trustees approved a change in the Fund's fiscal year end from June 30 to March 31. As a result, this financial report reflects the nine-month period commencing on July 1, 1998, and ending on March 31, 1999.
    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

A. SECURITY VALUATION--Investments are stated at value using market quotations, prices provided by market makers or, if such valuations are not available, estimates obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Board of Trustees. Foreign investments are stated at value using the last available bid price or yield equivalents obtained from dealers in the over-the-counter (OTC) or interbank market. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may

                                 March 31, 1999
--------------------------------------------------------------------------------

purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.

C. INCOME AND EXPENSES--Interest income is recorded on an accrual basis and dividend income is recorded on the ex-dividend date. Original issue discount is amortized over the expected life of each applicable security. Expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. CURRENCY TRANSLATION--Assets and liabilities denominated in foreign currencies and commitments under forward currency contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates prevailing when accrued.

E. ORGANIZATIONAL COSTS--The Fund has reimbursed Van Kampen Funds Inc. or its affiliates (collectively "Van Kampen") for costs incurred in connection with the Fund's organization in the amount of $170,000. These costs were amortized on a straight line basis over the 60 month period ended December 31, 1998.

F. FEDERAL INCOME TAXES--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. Although the Fund's fiscal year end was recently changed from June 30 to March 31, the Fund's tax year end remains June 30.
    The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At June 30, 1998, the Fund had an accumulated capital loss carryforward for tax purposes of $4,278,802 which will expire between June 30, 2003 and June 30, 2004. Net realized gains or losses may differ for financial and tax reporting purposes primarily as a result of post October 31

                                 March 31, 1999
--------------------------------------------------------------------------------

losses which are not recognized for tax purposes until the first day of the following tax year, wash sales, the difference in the Fund's tax year end, and gains or losses recognized for tax purposes on open options, futures and forward transactions.
    At March 31, 1999, for federal income tax purposes, cost of long- and short-term investments is $159,237,593; the aggregate gross unrealized appreciation is $1,998,380 and the aggregate gross unrealized depreciation is $9,450,476, resulting in net unrealized depreciation on long- and short-term investments and swaps of $7,452,096.

G. DISTRIBUTION OF INCOME AND GAINS--The Fund declares daily and pays dividends monthly from net investment income. Net investment income for federal income tax purposes includes gains and losses realized on transactions in foreign currencies and options and futures on foreign currencies. These realized gains and losses are included as net realized gains or losses for financial reporting purposes. Net realized gains, if any, are distributed annually.
    For tax purposes, the determination of a return of capital distribution is made at the end of the Fund's taxable year (June 30). Therefore, while it is likely that a portion of the Fund's distribution will ultimately be characterized as a return of capital for tax purposes, no such designation has been made for the nine months ended March 31, 1999. At June 30, 1998, permanent book and tax basis differences relating to the recognition of net realized losses on foreign currency transactions totaling $2,038,153 were reclassified from accumulated net realized gain/loss to accumulated undistributed net investment income.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES Under the terms of the Fund's Investment Advisory Agreement, Van Kampen Investment Advisory Corp. ("the Adviser") will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE MANAGED ASSETS                                   % PER ANNUM
--------------------------------------------------------------------
First $500 million.....................................   .75 of 1%
Next $500 million......................................   .70 of 1%
Over $1 billion........................................   .65 of 1%

    For the nine months ended March 31, 1999 and the year ended June 30, 1998, the Adviser voluntarily waived approximately $248,000 and $86,000, respectively, of its investment advisory fees. This waiver is voluntary and can be discontinued at any time.

                                 March 31, 1999
--------------------------------------------------------------------------------

Additionally, for the year ended June 30, 1998, the Adviser voluntarily assumed approximately $33,000 of the Fund's registration and filing fees.
    For the nine months ended March 31, 1999 and the year ended June 30, 1998, the Fund recognized expenses of approximately $2,900 and $4,600, respectively, representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.
    For the nine months ended March 31, 1999 and the year ended June 30, 1998, the Fund recognized expenses of approximately $21,200 and $29,600, respectively, representing Van Kampen's cost of providing accounting, cash management and legal services to the Fund.
    Van Kampen Investor Services Inc. ("VKIS"), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the nine months ended March 31, 1999 and the year ended June 30, 1998, the Fund recognized expenses of approximately $98,400 and $129,400, respectively. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.
    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.
    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

3. CAPITAL TRANSACTIONS
The Fund has outstanding three classes of shares of beneficial interest, Classes A, B and C, each with a par value of $.01 per share. There are an unlimited number of shares of each class authorized.

                                 March 31, 1999
--------------------------------------------------------------------------------

    At March 31, 1999, capital aggregated $49,062,509, $75,267,108 and
$4,763,038 for Classes A, B and C, respectively. For the nine months ended March 31, 1999, transactions were as follows:

                                                   SHARES         VALUE
---------------------------------------------------------------------------
Sales:
  Class A....................................       797,826    $  9,027,495
  Class B....................................       895,851      10,155,513
  Class C....................................       156,680       1,789,346
                                                 ----------    ------------
Total Sales..................................     1,850,357    $ 20,972,354
                                                 ==========    ============
Dividend Reinvestment:
  Class A....................................       112,529    $  1,258,452
  Class B....................................       148,695       1,664,203
  Class C....................................        13,820         154,349
                                                 ----------    ------------
Total Dividend Reinvestment..................       275,044    $  3,077,004
                                                 ==========    ============
Repurchases:
  Class A....................................      (807,350)   $ (9,050,583)
  Class B....................................    (1,549,706)    (17,323,867)
  Class C....................................      (117,752)     (1,314,922)
                                                 ----------    ------------
Total Repurchases............................    (2,474,808)   $(27,689,372)
                                                 ==========    ============

                                 March 31, 1999
--------------------------------------------------------------------------------

    At June 30, 1998, capital aggregated $47,827,145, $80,771,259 and $4,134,265 for Classes A, B and C, respectively. For the year ended June 30, 1998, transactions were as follows:

                                                   SHARES         VALUE
---------------------------------------------------------------------------
Sales:
  Class A....................................     1,118,648    $ 14,164,929
  Class B....................................     1,677,599      21,153,724
  Class C....................................       150,464       1,893,551
                                                 ----------    ------------
Total Sales..................................     2,946,711    $ 37,212,204
                                                 ==========    ============
Dividend Reinvestment:
  Class A....................................       131,101    $  1,649,403
  Class B....................................       180,125       2,266,285
  Class C....................................        13,723         172,549
                                                 ----------    ------------
Total Dividend Reinvestment..................       324,949    $  4,088,237
                                                 ==========    ============
Repurchases:
  Class A....................................      (990,262)   $(12,470,355)
  Class B....................................    (1,620,464)    (20,396,054)
  Class C....................................      (150,449)     (1,897,071)
                                                 ----------    ------------
Total Repurchases............................    (2,761,175)   $(34,763,480)
                                                 ==========    ============

                                 March 31, 1999
--------------------------------------------------------------------------------

    At June 30, 1997, capital aggregated $44,483,168, $77,747,304 and $3,965,236 for Classes A, B and C, respectively. For the year ended June 30, 1997, transactions were as follows:

                                                   SHARES         VALUE
---------------------------------------------------------------------------
Sales:
  Class A....................................     1,136,784    $ 14,246,123
  Class B....................................     1,951,416      24,358,899
  Class C....................................       156,283       1,952,323
                                                 ----------    ------------
Total Sales..................................     3,244,483    $ 40,557,345
                                                 ==========    ============
Dividend Reinvestment:
  Class A....................................       102,757    $  1,289,971
  Class B....................................       163,577       2,052,790
  Class C....................................        12,383         155,334
                                                 ----------    ------------
Total Dividend Reinvestment..................       278,717    $  3,498,095
                                                 ==========    ============
Repurchases:
  Class A....................................      (614,505)   $ (7,723,135)
  Class B....................................    (1,282,624)    (16,096,646)
  Class C....................................      (125,528)     (1,568,252)
                                                 ----------    ------------
Total Repurchases............................    (2,022,657)   $(25,388,033)
                                                 ==========    ============

    Class B and C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). Class B shares will automatically convert to Class A shares after the eighth year following purchase. The CDSC will be imposed on most redemptions made within six years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule.

                                                    CONTINGENT DEFERRED
                                                        SALES CHARGE
                                                 --------------------------
YEAR OF REDEMPTION                               CLASS B            CLASS C
---------------------------------------------------------------------------
First........................................      4.00%              1.00%
Second.......................................      3.75%               None
Third........................................      3.50%               None
Fourth.......................................      2.50%               None
Fifth........................................      1.50%               None
Sixth........................................      1.00%               None
Seventh and Thereafter.......................       None               None

                                 March 31, 1999
--------------------------------------------------------------------------------

    For the nine months ended March 31, 1999 and the year ended June 30, 1998, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A shares of approximately $15,100 and $27,600, respectively, and CDSC on redeemed shares of approximately $169,500 and $236,400, respectively. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS
For the nine months ended March 31, 1999, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $447,277,701 and $469,694,392, respectively. For the year ended June 30, 1998, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $858,569,959 and $859,486,340, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS
A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.
    The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio, manage the portfolio's effective yield, foreign currency exposure, maturity and duration or generate potential gain. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/ depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when exercising a call option contract or taking delivery of a security underlying a futures or forward contract. In these instances, the recognition of gain or loss is postponed until the disposal of the security underlying the option, futures or forward contract. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.
    Summarized below are the specific types of derivative financial instruments used by the Fund.

A. OPTION CONTRACTS--An option contract gives the buyer the right, but not the obligation to buy (call) or sell (put) an underlying item at a fixed exercise price during a specified period. These contracts are generally used by the Fund to manage the portfolio's effective maturity and duration.

                                 March 31, 1999
--------------------------------------------------------------------------------

    Transactions in options for the nine months ended March 31, 1999 and the year ended June 30, 1998, were as follows:

                                                  CONTRACTS     PREMIUM
-------------------------------------------------------------------------
Outstanding at June 30, 1997..................      1,627     $  (246,766)
Options Written and Purchased (Net)...........      3,233      (1,540,015)
Options Terminated in Closing
  Transactions (Net)..........................     (3,781)      1,130,290
Options Expired (Net).........................       (778)        384,716
                                                   ------     -----------
Outstanding at June 30, 1998..................        301        (271,775)
Options Written and Purchased (Net)...........        650          72,144
Options Terminated in Closing
  Transactions (Net)..........................       (626)        218,593
Options Expired (Net).........................       (300)         25,369
                                                   ------     -----------
Outstanding at March 31, 1999.................         25     $    44,331
                                                   ======     ===========

    The related futures contracts of the outstanding option transactions as of March 31, 1999, and the description and market value are as follows:

                                                                      MARKET
                                                 EXPIRATION MONTH/   VALUE OF
          DESCRIPTION               CONTRACTS     EXERCISE PRICE     OPTIONS
-----------------------------------------------------------------------------
U.S. Treasury Bond Future
  Jun 1999--Purchased Put.......       25             Jun/122        $23,828
                                       ==                            =======

B. FUTURES CONTRACTS--A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in futures on U.S. Treasury Bonds and typically closes the contract prior to the delivery date. These contracts are generally used to manage the portfolio's effective maturity and duration.
    Upon entering into futures contracts, the Fund maintains, in a segregated account with its custodian, cash or liquid securities with a value equal to its obligation under the futures contracts. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The risk of loss associated with a futures contract is in excess of the variation margin reflected on the Statement of Assets and Liabilities. The cost of securities acquired through delivery under a contract is adjusted by the unrealized gain or loss on the contract.

                                 March 31, 1999
--------------------------------------------------------------------------------

    Transactions in futures contracts for the nine months ended March 31, 1999 and the year ended June 30, 1998, were as follows:

                                                              CONTRACTS
-----------------------------------------------------------------------
Outstanding at June 30, 1997..............................        689
Futures Opened............................................      7,096
Futures Closed............................................     (7,156)
                                                               ------
Outstanding at June 30, 1998..............................        629
Futures Opened............................................      3,229
Futures Closed............................................     (3,708)
                                                               ------
Outstanding at March 31, 1999.............................        150
                                                               ======

    The futures contracts outstanding as of March 31, 1999, and the descriptions and unrealized appreciation/depreciation are as follows:

                                                              UNREALIZED
                                                             APPRECIATION/
                                                CONTRACTS    DEPRECIATION
--------------------------------------------------------------------------
LONG CONTRACTS
  90 Day Eurodollar Future Sept 1999
     (Current notional value $237,238 per
     contract)..............................       100          (86,250)
SHORT CONTRACTS:
  10-Year U.S. Treasury Note Future June
     1999
     (Current notional value $114,688 per
     contract)..............................        50           11,562
                                                   ---         --------
                                                   150         $(74,688)
                                                   ===         ========

C. FORWARD CURRENCY CONTRACTS--These instruments are commitments to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original value of the contract and the closing value of such contract is included as a component of realized gain/loss on forwards.

                                 March 31, 1999
--------------------------------------------------------------------------------

    At March 31, 1999, the Fund has outstanding forward currency contracts as follows:

                                                            UNREALIZED
                  FORWARD                     CURRENT      APPRECIATION/
                 CURRENCY                      VALUE       DEPRECIATION
------------------------------------------------------------------------
SHORT CONTRACTS:
Eurodollar,
  2,331,496 expiring 4/15/99...............  $2,523,090       $14,511
Eurodollar,
  4,582,321 expiring 4/29/99...............   4,962,853        37,147
Eurodollar,
  929,593 expiring 4/30/99.................   1,006,846        (6,846)
                                             ----------       -------
                                             $8,492,789       $44,812
                                             ==========       =======

D. CLOSED BUT UNSETTLED FORWARD COMMITMENTS--In certain situations, the Fund has entered into offsetting transactions for outstanding forward commitments prior to settlement of the obligation. In doing so, the Fund realizes a gain or loss on the transactions at the time the forward commitment is closed. Risk may result due to the potential inability of counterparties to meet the terms of their contracts. At March 31, 1999, the Fund has a net realized loss on closed but unsettled forward currency contracts of $87,384 scheduled to settle between April 15, 1999 and June 30, 1999. This amount is due from two counterparties, the largest portion due from one counterparty represents 57% of this receivable.

E. SWAP TRANSACTIONS--These securities, which are identified in the portfolio of investments, represent an agreement between two parties to exchange a series of cash flows based upon various indices at specified intervals.

F. INVERSE FLOATING SECURITY--These instruments have a coupon which is inversely indexed to a short-term floating interest rate multiplied by a specified factor. As the floating rate rises, the coupon is reduced. Conversely, as the floating rate declines, the coupon is increased. The price of these securities may be more volatile than the price of a comparable fixed rate security. These instruments are typically used by the Fund to enhance the yield of the portfolio.

G. INTEREST ONLY/PRINCIPAL ONLY SECURITIES--A Mortgage-Backed Security or U.S. Treasury Obligation may be stripped to create an Interest Only (IO) security and a Principal

                                 March 31, 1999
--------------------------------------------------------------------------------

Only (PO) security. An IO represents ownership in the cash flows of the interest payments or coupon payments made. The cash flow from an IO instrument decreases as the borrower repays the principal balance. Conversely, a PO represents ownership in the cash flows of the principal payments made. A PO created from a U.S. Treasury Obligation becomes a zero coupon bond. The cash flow on a PO instrument increases as the borrowers repay the principal balance. These instruments are typically used to manage interest rate exposure in the fund's portfolio.

6. MORTGAGE-BACKED SECURITIES
A Mortgage-Backed Security (MBS) is a pass-through security created by pooling mortgages and selling participations in the principal and interest payments received from borrowers. Most of these securities are guaranteed by federally sponsored agencies such as Federal National Mortgage Association (FNMA).
    A REMIC (Real Estate Mortgage Investment Conduit) is a bond which is collateralized by a pool of MBS's. These MBS pools are divided into classes or tranches with each class having its own characteristics.

7. ASSET-BACKED SECURITIES
An Asset-Backed Security (ABS) is a security collateralized by assets such as installment loans, leases, mortgage loans, receivables or other kinds of assets that are issued independently of the originator.

8. DISTRIBUTION AND SERVICE PLANS
The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.
    Annual fees under the Plans of up to .25% of Class A net assets and 1.00% each of Class B and Class C net assets are accrued daily. Included in these fees for the nine months ended March 31, 1999 and the year ended June 30, 1998, are payments retained by Van Kampen of approximately $409,600 and $604,600, respectively.

9. BORROWINGS
In accordance with its investment policies, the Fund may borrow money from banks or enter into reverse repurchase agreements or dollar rolls for investment purposes in an amount up to 33.3% of its total assets.

                                 March 31, 1999
--------------------------------------------------------------------------------

    The Fund has entered into a $60,000,000 revolving credit agreement which expires on May 31, 1999. Interest is charged under the agreement at a rate of
 .425% above the federal funds rate. The interest rate in effect at March 31, 1999, was 5.550%. An annual facility fee of .075% is charged on the unused portion of the credit line.
    The Fund has entered into reverse repurchase agreements with Warburg Dillon Read LLC, under which the Fund sells securities and agrees to repurchase them on April 1, 1999 at a mutually agreed upon price. For the nine months ended March 31, 1999, the average interest rate in effect for reverse repurchase agreements was 3.950%.
    The average daily balance of bank borrowings and reverse repurchase agreements for the nine months ended March 31, 1999, was approximately $42,929,000 with an average interest rate of 4.67%.
    At March 31, 1999, these agreements represented 21.6% of the Fund's total assets.

                       REPORT OF INDEPENDENT ACCOUNTANTS

The Board of Trustees and Shareholders of
Van Kampen Strategic Income Fund:

We have audited the accompanying statement of assets and liabilities of Van Kampen Strategic Income Fund (the "Fund"), including the portfolio of investments, as of March 31, 1999, and the related statement of operations for the nine-month period ended March 31, 1999 and the year ended June 30, 1998, the statement of changes in net assets for the nine-month period ended March 31, 1999, and for each of the years in the two-year period ended June 30, 1998, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 1999, by correspondence with the custodian and brokers and by the application of alternative auditing procedures where broker replies were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Strategic Income Fund as of March 31, 1999, the results of its operations for the nine-month period ended March 31, 1999 and the year ended June 30, 1998, the changes in its net assets for the nine-month period ended March 31, 1999 and for each of the years in the two-year period ended June 30, 1998, and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.

                                                                        KPMG LLP

Chicago, Illinois

May 6, 1999

                        VAN KAMPEN STRATEGIC INCOME FUND

BOARD OF TRUSTEES

J. MILES BRANAGAN
RICHARD M. DEMARTINI*
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
JACK E. NELSON
DON G. POWELL*
PHILLIP B. ROONEY
FERNANDO SISTO
WAYNE W. WHALEN* - Chairman
PAUL G. YOVOVICH
OFFICERS

DENNIS J. MCDONNELL*
President

JOHN L. SULLIVAN*
Vice President, Treasurer and Chief Financial Officer

CURTIS W. MORELL*
Vice President and Chief Accounting Officer

TANYA M. LODEN*
Controller

PETER W. HEGEL*

PAUL R. WOLKENBERG*

EDWARD C. WOOD, III*
Vice Presidents

INVESTMENT ADVISER

VAN KAMPEN
INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR
SERVICES INC.
P.O. Box 418256
Kansas City, Missouri 64141-9256

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

KPMG LLP
303 East Wacker Drive
Chicago, Illinois 60601

* "Interested" persons of the Fund, as defined in the Investment Company Act of 1940.

(C) Van Kampen Funds Inc., 1999
    All rights reserved.

(SM) denotes a service mark of Van Kampen Funds Inc.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless it has been preceded or is accompanied by an effective prospectus of the Fund which contains additional information on how to purchase shares, the sales charge, and other pertinent data. After August 31, 1999, the report, if used with prospective investors, must be accompanied by a monthly performance update.

                         YEAR 2000 READINESS DISCLOSURE

Like other mutual funds, financial and business organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by the Fund's investment adviser and other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Fund's investment adviser is taking steps that it believes are reasonably designed to address the Year 2000 Problem with respect to computer systems that it uses and to obtain reasonable assurances that comparable steps are being taken by the Fund's other major service providers. At this time, there can be no assurances that these steps will be sufficient to avoid any adverse impact to the Fund. In addition, the Year 2000 Problem may adversely affect the markets and the issuers of securities in which the Fund may invest that, in turn, may adversely affect the net asset value of the Fund. Improperly functioning trading systems may result in settlement problems and liquidity issues. In addition, corporate and governmental data processing errors may result in production problems for individual companies or issuers and overall economic uncertainty. Earnings of individual issuers will be affected by remediation costs, which may be substantial and may be reported inconsistently in U.S. and foreign financial statements. Accordingly, the Fund's investments may be adversely affected. The statements above are subject to the Year 2000 Information and Readiness Disclosure Act, which may limit the legal rights regarding the use of such statements in the case of dispute.